   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2004

                                    SECURITIES ACT REGISTRATION NO. 33-60967

============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -------------------

                                  FORM N-6
                           REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 12

                           REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 4

                             -------------------

                CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                         (EXACT NAME OF REGISTRANT)

                 CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             (NAME OF DEPOSITOR)

                             -------------------

            900 COTTAGE GROVE ROAD, BLOOMFIELD, CONNECTICUT 06152
                               (203) 726-6000
  (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                          MICHAEL A. JAMES, ESQUIRE
                 CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                              TWO LIBERTY PLACE
                                 48TH FLOOR
                           PHILADELPHIA, PA 19192
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             -------------------

                                  COPY TO:

     WALTER E. HEINDL, ESQUIRE                     MICHAEL BERENSON, ESQUIRE
         TWO LIBERTY PLACE                      1111 PENNSYLVANIA AVENUE, N.W.
            48TH FLOOR                              WASHINGTON, D.C. 20004
      PHILADELPHIA, PA 19192


                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
              (TITLE AND AMOUNT OF SECURITIES BEING REGISTERED)


      It is proposed that this filing will become effective:

      |X| immediately upon filing pursuant to paragraph (b)
      | | on (date) pursuant to paragraph (b)
      | | 60 days after filing pursuant to paragraph (a)(1)
      | | on (date) pursuant to paragraph (a)(1) of Rule 485

CONNECTICUT GENERAL LIFE               [CIGNA Logo]
INSURANCE COMPANY
CG VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT A
Home Office Location:
900 Cottage Grove Road                 Mailing Address:
Bloomfield, Connecticut 06002          CIGNA
                                       Lehigh Valley Corporate Center
                                       1455 Valley Center Parkway
                                       Bethlehem, PA 18017
                                       (800) 225-0646






-------------------------------------------------------------------------------
             THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY
-------------------------------------------------------------------------------


     THE POLICY is a GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY.

     The Policy is a GROUP POLICY. It is a contract between us, Connecticut General Life Insurance Company, and a GROUP POLICYHOLDER, which may be an EMPLOYER, a LABOR UNION, a TRUSTEE on behalf of an employer or labor union, or some other group permitted by law.

     Eligible persons who enroll and are accepted will receive a CERTIFICATE OF INSURANCE which describes their benefits under the Policy. Depending on the terms of a specific plan, Certificates of Insurance may also be available to the spouse of an employee or member.

     Your Certificate may terminate if at any time you are no longer eligible. The Policy may allow your Certificate to stay in force in some cases, or you may be allowed to convert to an individual life insurance Policy.

     We and the Group Policyholder reserve the right to change the terms of the Group Policy, or to terminate the Group Policy, subject to the requirements of state law.

     This Prospectus describes the features of the Group Policies that we offer to Group Policyholders. The terms of the specific Group Policy offered to your employer or union will be set forth in a Detailed Brochure which will accompany or follow this Prospectus. These terms will also be included in your Certificate.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIME.

     THIS PROSPECTUS IS VALID AND COMPLETE ONLY WHEN IT IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF EACH OF THE VARIABLE FUNDS. PLEASE READ THIS WITH CARE. PLEASE KEEP THE PROSPECTUSES WITH YOUR IMPORTANT PAPERS FOR FUTURE REFERENCE.

     THIS PROSPECTUS IS NOT AN OFFER TO SELL, AND DOES NOT SOLICIT AN OFFER TO BUY, A CERTIFICATE UNDER THE POLICY IN ANY STATE WHERE THE POLICY CANNOT LEGALLY BE OFFERED, OR WITH RESPECT TO ANY PERSON TO WHOM THE POLICY CANNOT LEGALLY BE OFFERED.


                        PROSPECTUS DATED MAY 1, 2004

                              TABLE OF CONTENTS

                                                                     PAGE
ITEM                                                               NUMBER
-------------------------------------------------------------------------
Benefits of the Policy .................................................1
Risks of the Policy ....................................................2
Table of Fees and Charges ..............................................3
Right to Examine .......................................................5
The Investment Funds ...................................................5
Fund Performance .......................................................9
Investment Risk ........................................................9
New Funds ..............................................................9
Substitution or Elimination of Funds ...................................9
Fund Participation Agreements.......................................... 9
Investment Advisors ....................................................9
Eligibility and Enrollment ............................................10
Premium Payments ......................................................11
Fees and Charges ......................................................11
Monthly Certificate Expense Charges ...................................13
Termination, Reinstatement and Conversion .............................14
Life Insurance Benefits ...............................................16
Additional Benefit Options ............................................18
Cash Value Features ...................................................20
Other Important Provisions ............................................21
Tax Matters ...........................................................23
The Insurance Company .................................................24
Other Matters .........................................................25
Illustrations .........................................................27

                           BENEFITS OF THE POLICY

LIFE INSURANCE             The Policy pays a life insurance benefit in the
                           event of your death. Depending on the plan chosen by the Group Policyholder, the Policy may also provide the following benefits:

                           o Availability of a Certificate insuring your
                             spouse.

                           o Term life insurance benefits on your spouse or
                             dependent children.

                           o Additional benefits for accidental death.

                           o Payment of part of the life insurance benefit
                             while you are living, in case of terminal illness.

                           o Waiver of the cost of life insurance if you
                             become totally disabled.

                           o Other benefits permitted by law.

                           See pages 16-20 for a description of the Policy's insurance benefits.

CASH VALUE                 Depending on the amount of premium paid, the
                           Policy builds Cash Value. You may obtain loans from us, using the Cash Value as security. You may also withdraw all or part of the Cash Value.
                           Any Cash Value which has not been loaned or withdrawn is added to your life insurance coverage amount, and is part of the death benefit paid to your beneficiary.

                           See pages 20-21 for a description of the Policy's Cash Value and loan features.

FLEXIBLE PREMIUM
PAYMENTS The Policy provides for flexible premium payments. Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. You may increase your premiums, or make lump sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value.

                           See pages 11-14 for a description of the Policy's premium provisions.

INVESTMENT CHOICES         Your Cash Value may be invested in one or more
                           Variable Funds, whose value depends on the investment performance of specific mutual funds, and which is not guaranteed by us. You may also invest all or part of your Cash Value in a Fixed
                           Account, which earns interest at a rate set by us from time to time, and whose principal and interest are guaranteed by us. Within limits, you may make transfers between the various funds. See pages 5-8 for a brief description of the Policy's available investment funds. More information concerning each investment fund is contained in the fund prospectus, which is attached to this prospectus.

TAX BENEFITS               You are generally not subject to tax on the
                           Policy's earnings until you withdraw Cash Value in excess of your premium payments. This is known as tax deferral. Earnings paid to your beneficiary as part of the death benefit are generally not subject to income tax.

                           See pages 23-24 for an explanation of tax provisions affecting the Policy.

                             RISKS OF THE POLICY

INVESTMENT
PERFORMANCE                If you have invested all or part of your Cash
                           Value in any of the Variable Funds, your Cash
                           Value will depend on the investment performance of the Variable Funds. Neither the principal nor any rate of return is guaranteed. You may lose money. See the attached Variable Fund prospectuses for information concerning the investment objectives and risks of each of the Variable Funds.

SUITABILITY                Variable universal life insurance is designed for
                           long-term financial planning. It is not suitable for short-term savings, and the Variable Funds may not be suitable for all investors. You should not purchase the Policy if you will need the premium payment in a short period of time, or if you do not need life insurance protection.

TERMINATION                Your certificate may lapse (terminate) if the
                           Cash Value is too low to support the monthly charges. You will receive a grace period during which you will be notified in writing that your certificate will terminate unless you pay additional premium. Unless your certificate's
                           Cash Value exceeds $250, your certificate may terminate if your employment terminates, or if your employer no longer sponsors the group policy. If your certificate terminates for these reasons, you have a right to convert to an individual fixed benefit life insurance policy.
                           If your certificate's Cash Value exceeds $250, or if we have agreed with your employer to make this option available in other cases, you may continue your certificate if your employment terminates.
                           The monthly cost of insurance will increase.

                           See pages 14-15 for a description of the Policy's termination, conversion and portability provisions.

IMPACT OF
SURRENDER CHARGES          Your cash surrender value may be reduced by
                           surrender charges. See page 3.

IMPACT OF LOANS            Policy loans reduce your certificate's Cash
                           Value, and, accordingly, reduce the death benefit. In addition, if your certificate's Cash
                           Value is not enough to cover any part of monthly insurance expense charges that is not paid with current premium payments, your certificate will lapse (terminate). In addition, a portion of your Cash Value equal to the loan amount will be held in a Loan Account and will be credited with interest at 6%, which will affect (negatively or positively) your investment return.

ADVERSE TAX
CONSEQUENCES               If your premium payments exceed certain limits
                           imposed by the Internal Revenue Code, your certificate will become a modified endowment contract. In that case, policy loans and withdrawals may result in current taxable income.

                           See pages 23-24 for an explanation of tax provisions affecting the Policy.

                          TABLE OF FEES AND CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

I. TRANSACTION FEES
     This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between Investment Options.

                                          WHEN CHARGE DEDUCTED            CURRENT CHARGE                MAXIMUM CHARGE
                                          --------------------            --------------                --------------
Premium Charge                            On all premium payments         3.0%**                        5.0%
                                          received

Full or Partial Surrender                 On all full or partial          $25.00**                      $25.00**
                                          surrenders

Transfers Between Funds                   On all transfers between        $25.00**
                                          Funds in excess of 12
                                          transfers per Policy Year

Policy Loan Interest                      Due on each Policy              8.0% on amount                8.0% on amount
                                          Anniversary                     loaned***                     loaned***


---------
** May be reduced or waived by agreement between us and the Group
Policyholder. Surrender charges will not exceed 2% of the surrender amount.

*** Cash value equal to the policy loan amount will be transferred to the Loan Account and will be credited interest at a rate of 6.0%.

II. PERIODIC CHARGES (OTHER THAN INVESTMENT FUND CHARGES)
     This table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

                                                                                                        MINIMUM AND
                                          WHEN CHARGE DEDUCTED            REPRESENTATIVE CHARGE         MAXIMUM CHARGE
                                          --------------------            ---------------------         --------------
Monthly Life Insurance Charge             Monthly, on or after the        $1.96 per $10,000 of          $1.80 to $1508.70 per
(Employees and Spouses)**                 first day of the month          insurance (representative     $10,000 of insurance
                                                                          cost for 45 year old active   (based on age)
                                                                          employee nonsmoker,
                                                                          median rate among the
                                                                          Company's Group
                                                                          Policies)

Monthly Life Insurance Charge             Monthly, on or after the        $0.10 per $1,000 of           $0.10 to $0.20 per $1,000
(children)                                first day of the month          insurance, for all children   of insurance for all
                                                                          insured                       children insured
                                                                                                        (maximum charge is not
                                                                                                        guaranteed)

Monthly Certificate Expense               Monthly, on or after the        $4.00 (may be waived or       $0.00 to $6.00***
Charges                                   first day of the month          reduced by agreement
                                                                          with the Group
                                                                          Policyholder)

Daily Charges on Variable                 Daily                           0.45% (annual rate)           0.0% to 0.90% (annual
Fund Balances                                                                                           rate)

---------
** The rates vary by the Insured's attained age, and (depending on the agreement with the Group Policyholder) on whether the Insured is a smoker or nonsmoker; and whether the Insured is an active employee under an inforce Group Policy, or is being direct billed either as a terminated employee or under a terminated Group Policy.



                                     3



Premium tables among Group Policies will depend on the risk characteristics of the employer, including industry, distribution of ages and sex, and prior claim experience. Information regarding current rates applicable to your age and status are available from the Group Policyholder or by calling our Customer Service Center at (800) 225-0646. Maximum rates applicable to each age are shown in this Prospectus on pages 12-13.


*** Maximum monthly charge is $5.00, for Certificates having no Cash Value, or Cash Value in excess of $10,000

III. INVESTMENT FUND CHARGES
     This table describes the minimum and maximum total operating expenses charged by the Investment Funds that you may pay periodically during the time that you own the contract. More detail concerning each Investment Fund's fees and expenses is contained in the prospectus for each Investment Fund.

TOTAL ANNUAL INVESTMENT FUND EXPENSES                                 MINIMUM             MAXIMUM
-------------------------------------                                 -------             -------
(expenses that are deducted from Investment Fund                      0.25%               1.00%
assets, including management fees, distribution                                           (annual rate)**
and/or service (12b-1) fees, and other expenses)


---------
** Annual rates do not take into account reductions in these charges due to expense reimbursement and fee waiver agreements at the Investment Funds.

                              RIGHT TO EXAMINE

     When you receive your Certificate, you should read it with care. You may return your Certificate within 30 days after you receive it. The Certificate will be void as if it had never been issued. We will refund all premiums paid, without interest, minus any partial surrenders, and minus any loans and interest. Usually we will make this refund within 7 days of receiving your request. However, if premiums were paid by check, we may wait for the check to clear.

     Any premiums will be held in the Fixed Account until three days after the end of this 30-day period. At that time, premiums will be allocated to the Funds as you have directed. Until that time, interest will be credited from the later of the effective date or the date the premium was received at our customer payment address.

     This right may vary based on state law. This right shall not apply if your Certificate was issued to replace another Group Variable Universal Life Insurance Certificate we have issued through the Separate Account.



                            THE INVESTMENT FUNDS

----------------------------------------------------------------------------
CHOOSING INVESTMENT FUNDS
----------------------------------------------------------------------------

     When you apply, you must choose to have your premiums allocated in any combination to one or more of the Variable Funds and/or the Fixed Account. These allocations must be in units of 5% and must total 100%.

     You may change this allocation at any time free of charge. This change will be applied to premiums received no later than one week after our Customer Service Center receives notice.

     We may require that all premiums be placed in the Fixed Account, if your Cash Value is less than $500, or if you have not chosen to make premium payments in excess of your monthly insurance and expense charge. We may also require that an amount of premium up to the current monthly insurance and expense charge be placed in the Fixed Account.

----------------------------------------------------------------------------
TRANSFERS BETWEEN FUNDS
----------------------------------------------------------------------------

     You may transfer all or part of your Cash Value between funds, as follows:

     o From any Variable Fund(s) to the Fixed Account.

     o From one Variable Fund to another Variable Fund.

     o From the Fixed Account to one or more Variable Funds.

     Transfers FROM THE FIXED ACCOUNT to the Variable Funds are subject to these limits:

     o Transfers may only be made during the 30-day period after a Policy Anniversary (this date will be shown in your brochure, and in your Certificate).

     o Total value of transfers made during this 30-day period each year cannot exceed 25% of your Cash Value in the Fixed Account as of the Policy Anniversary.

     o We may place further limits on transfers from the Fixed Account at any time.

     Transfers FROM ANY VARIABLE FUND to the Fixed Account, or between Variable Funds, may be made at any time. Transfers may be subject to limits as to dollar amounts, and any limits imposed by the Variable Funds.

     You may make up to 12 transfers during a Policy Year (the 12-month period beginning on a Policy Anniversary). We charge a fee of $25.00 for each transfer in excess of 12. We have the right to waive this fee in some cases.

     To make a transfer, you must send a written request to our Customer Service Center (whose address will be shown in your Certificate). Your transfer will be effective as of the VALUATION DAY on which our Customer Service Center receives your request in good order.

     Before you make a transfer, you should carefully consider:

     o Current market conditions.

     o Each Fund's investment policies.

     o Related risks.

     Please see the brief description of each Variable Fund below, and read the Prospectus of each Fund.

----------------------------------------------------------------------------
TELEPHONE TRANSFERS
----------------------------------------------------------------------------

     You may make transfers by telephone, if you have given our Customer Service Center written approval to accept telephone transfers.

     To make a telephone transfer, you must call the Customer Service Center and provide the following information:

     o Your Certificate Number;

     o Your Social Security Number; and

     o Your Personal Identification Number (which will be provided when you authorize telephone transfers).

     We will send you a written confirmation within 5 business days. We are not liable for any losses that result from unauthorized or fraudulent telephone transactions. We may be liable for these losses if we do not follow these procedures, which we believe are reasonable.

----------------------------------------------------------------------------
THE FIXED ACCOUNT
----------------------------------------------------------------------------

     The Fixed Account is not part of the Separate Account. We guarantee the principal amount and any interest earned under the Fixed Account. We will credit interest at a rate we specify from time to time. This rate will never be less than 4%.

                             THE VARIABLE FUNDS

     All Cash Value not placed in the Fixed Account must be invested in one or more of the Variable Funds, which are described below. Each of the Variable Funds buys shares of a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Investment Company Act of 1940.

     These funds are not the same as, and may not produce the same investment results as, publicly available mutual funds with similar names. PLEASE READ THE PROSPECTUS OF EACH VARIABLE FUND BEFORE INVESTING CASH VALUE IN THE FUND.

----------------------------------------------------------------------------
TIMESSQUARE VP MONEY MARKET FUND
----------------------------------------------------------------------------

     The goal of this Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. It invests in high quality, short-term money market securities of different types. It stresses income, preservation of capital, and liquidity. It does not seek the higher yields or capital appreciation that more aggressive investments may provide. The Fund's yield varies from day to day, and generally reflects current short-term interest rates and other market conditions. The $1.00 per share value is not guaranteed and you can lose money.

----------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
----------------------------------------------------------------------------

     This Fund seeks as high a level of current income as is consistent with the preservation of capital. Its principal investment strategies include:

     o Normally investing at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities.

     o Managing the fund to have similar overall interest rate risk to an index, which as of December 31, 2003, was the Lehman Brothers(R) Aggregate Bond Index.

     o Allocating assets across different market sectors and maturities.

     o Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

     o Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

     This Fund is subject to the following principal investment risks:

     o Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

     o Foreign exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.

     o Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

     o Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

     When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

----------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER PORTFOLIO
----------------------------------------------------------------------------

     This Fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments. Its principal investment strategies include:

     o Allocating the fund's assets among stocks, bonds, and short-term money market instruments.

     o Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

     o Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short term/money market class (0%-50%).

     o Investing in domestic and foreign issuers.

     o Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

     o Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

     This Fund is subject to the following principal investment risks:

     o Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

     o Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

     o Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

     o Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

     o Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

     When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

----------------------------------------------------------------------------
TIMESSQUARE VP S&P 500 INDEX FUND
----------------------------------------------------------------------------

     This Fund seeks to match the total return of the S&P 500, reduced by fund expenses.

     The S&P is made up of 500 common stocks, most of which trade on the New York Stock Exchange. The Fund's composition may not always be identical to that of the S&P 500. Because it seeks to track, rather than exceed, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. It should not be expected to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

     Also, the fund is subject to stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

     "S&P 500" is a trademark of Standard & Poor's Corporation which has been licensed for our use. This Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, which makes no representation as to the advisability of investing in this Fund.

----------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
----------------------------------------------------------------------------

     This Fund seeks a reasonable income. This Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500(sm) Index (S&P 500(R)). Its principal investment strategies include:

     o Normally investing at least 80% of assets in equity securities.

     o Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

     o Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

     o Investing in domestic and foreign issuers.

     o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

     o Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

     This Fund is subject to the following principal investment risks:

     o Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

     o Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

     o Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

     o Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

     o "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

     When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

----------------------------------------------------------------------------
AMERICAN CENTURY VP CAPITAL APPRECIATION
----------------------------------------------------------------------------

     This Portfolio's goal is capital growth. It will seek this by investing mainly in common stocks that are considered by the Portfolio managers to have better-than-average chances of appreciation. It may buy securities of U.S. and Foreign companies as well as other types of securities, such as domestic and foreign preferred stocks, convertible debt securities, notes, bonds and other debt securities.

     The Portfolio's principal risks include:

     o Market Risk. The value of the portfolio's shares will go up and down based on the performance of the companies whose securities they own and other factors generally affecting the securities market.

     o Price Volatility. The value of the portfolio's shares may fluctuate significantly in the short term.

     o Principal Loss. At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the portfolio.

----------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO
----------------------------------------------------------------------------

     This Fund seeks long-term growth of capital. Its principal investment strategies include:

     o Normally investing at least 80% of assets in non-U.S. securities.

     o Normally investing primarily in common stocks.

     o Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

     o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

     o Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

     This Fund is subject to the following principal investment risks:

     o Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

     o Foreign exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

     o Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

     When a shareholder sells shares they may be worth more or less than what the shareholder paid for them, which means that the shareholder could lose money.

----------------------------------------------------------------------------
                              FUND PERFORMANCE

     This table shows actual effective annual rates of return for each of the Variable Funds for periods ending December 31, 2003. Please note that past rates of return does not necessarily show future performance.

     This table takes into account each Variable Fund's management fee and operating expenses. This table does not take into account mortality and expense charges, monthly insurance charges, or monthly certificate expense charges (see pages 11-14). These charges, if taken into account, would lower each Variable Fund's performance.

                                                                                                                        FUND
                                                                                                         FROM         INCEPTION
FUND NAME                                                  1 YEAR         5 YEARS      10 YEARS        INCEPTION        DATE
---------                                                  ------         -------      --------        ---------        ----
CIGNA Fixed Account.........................................4.19%          5.14%         5.59%           6.53%       01/01/1988
TimesSquare VP Money Market Fund............................0.77%          3.33%           n/a           3.98%       03/01/1996
Fidelity VIP Investment Grade Bond Portfolio................5.20%          6.74%         6.72%           7.81%       12/05/1988
Fidelity VIP Asset Manager Portfolio.......................17.97%          1.97%         6.77%           9.00%       09/16/1986
TimesSquare VP S&P 500 Index Fund..........................28.27%         (0.91%)       10.70%           9.75%       05/23/1968
Fidelity Equity-Income Portfolio...........................30.33%          3.47%        10.86%          11.12%       10/09/1986
American Century VP Capital Appreciation...................16.32%          6.52%         4.08%           7.07%       11/20/1987
Fidelity VIP Overseas Portfolio............................43.37%          0.77%         5.15%           6.22%       01/28/1987

----------------------------------------------------------------------------

                               INVESTMENT RISK

     We do not guarantee that the investment objective of any of the Funds will be met. You bear the complete investment risk for your Cash Value invested in any Variable Fund. Each of the Variable Funds involves investment risk, which varies greatly among the Variable Funds. You should read each Fund's prospectus with care, and understand each Variable Fund's risk, before making or changing your investment choices.

     The shares of each Variable Fund are issued only in connection with qualified pension and profit sharing plans, variable life insurance policies, and variable annuity contracts. We do not believe there is any harm to Certificate owners that the shares are also held in connection with annuities and qualified plans. However, if a significant and irreconcilable conflict were to occur, a separate account might withdraw its entire investment in a Variable Fund. This might force the Variable Fund to sell its portfolio securities at unfavorable prices.

----------------------------------------------------------------------------
NEW FUNDS
----------------------------------------------------------------------------

     We may, from time to time, make available additional Variable Funds for the Policies. We may set limits on investments in these Variable Funds.

----------------------------------------------------------------------------
SUBSTITUTION OR ELIMINATION OF FUNDS
----------------------------------------------------------------------------

     We may eliminate any Variable Fund, or substitute another Variable Fund, if a Fund is no longer available for investment by the Separate Account, or if we believe further investment in that Variable Fund would not be appropriate. The SEC and state insurance departments must approve the change, and may impose requirements, including notice.

----------------------------------------------------------------------------
FUND PARTICIPATION AGREEMENTS
----------------------------------------------------------------------------

     We have entered into agreements with the Variable
Funds to make the Variable Funds available under the Policies. We provide services in connection with the shares of each Variable Fund held by the Separate Account. In some cases, we may be paid for these services.

----------------------------------------------------------------------------
INVESTMENT ADVISERS
----------------------------------------------------------------------------

     The Investment Companies and their investment advisers are:

     FIDELITY VIP EQUITY-INCOME PORTFOLIO and FIDELITY VIP OVERSEAS PORTFOLIO are portfolios of the Variable Insurance Products Fund; and FIDELITY VIP II ASSET MANAGER PORTFOLIO and FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO are portfolios of the Variable Insurance Products Fund.

     Fidelity Management & Research Company is the investment adviser to these Funds.

     AMERICAN CENTURY VP CAPITAL APPRECIATION is a portfolio of American Century Variable Portfolios, Inc.

     American Century Investment Management, Inc. is the investment adviser to this Portfolio.

     TIMESSQUARE VP S&P 500 INDEX FUND and TIMESSQUARE VP MONEY MARKET FUND are portfolios of CIGNA Variable Products Group.

     TimeSquare Capital Management, Inc. is the investment adviser for these Funds.


                         ELIGIBILITY AND ENROLLMENT

----------------------------------------------------------------------------
WHO IS ELIGIBLE
----------------------------------------------------------------------------

     The Policy is a Group Policy, which may be issued to an employer, a labor union, a trustee or some other group eligible under state law. Certificates under the Group Policy can be bought by employees or members who are in eligible classes set forth in the Group Policy.

     Certificates may also be available to RETIRED EMPLOYEES, and SPOUSES of employees or members. Details on who is eligible will be shown in your brochure. The amounts of coverage that are available will be shown in the brochure.

     We will not issue any Certificate to any person if we believe the Policy is not a suitable investment for that person.

----------------------------------------------------------------------------
PARTICIPATION REQUIREMENTS
----------------------------------------------------------------------------

     We will not issue any Certificate unless a minimum number or percentage of eligible persons in the Group apply for insurance. These minimums will be set before Certificates are offered to employees or members.

                              PREMIUM PAYMENTS

     When you apply for a Certificate, you must choose:

   o How much premiums to pay;

   o How premiums are to be paid; and

   o How your premiums will be allocated to the Variable Funds and/or the Fixed Account.

     Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. The first premium is due on your Certificate's effective date.

     You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. We will notify you if any premium payment would cause your Certificate to become a Modified Endowment Contract, as defined in Section 7702A of the Internal Revenue Code. Unless you agree in writing to permit your Certificate to become a Modified Endowment Contract, we reserve the right to refund any excess premium payment to preserve the status of your Certificate. See TAX MATTERS, page 23, for more information.

     If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will LAPSE (terminate) after a grace period.

     For employees, premiums are usually paid by payroll deduction. In other cases, including employees no longer actively at work, direct billing of premiums is available.

     You may also make lump-sum premium payments, which must be at least $25. Unless we agree, if there is a loan outstanding, any lump-sum premium will first be used to repay the loan.

     All premiums paid directly are deemed to be received when we actually receive the payment at our customer payment address.

     Premiums paid by payroll deduction are deemed to be received when we confirm we have received a wire transfer to our Group Variable Universal Life premium account. We must, at least two business days before the wire transfer, receive the data we require to allocate premiums to individual Certificates. Please note that payroll deduction may involve delays because of reconciliation by the employer and coordination of payroll cycles with monthly premium due dates.

     Section 7702 of the Internal Revenue Code limits the amount of premiums which can be paid under flexible premium life insurance policies (see TAX MATTERS, page 23, for more information). We may refuse to accept any premium if it would cause the Policy not to qualify as a life insurance policy under
Section 7702. If a premium payment would cause your Certificate not to qualify as a life insurance policy, we may ask you to increase your coverage. We will ask you to provide proof of good health, at your expense, to qualify for this increase. If you do not apply to increase your coverage, or we do not approve your request, we will return any excess premiums without interest.

                              FEES AND CHARGES

----------------------------------------------------------------------------
PREMIUM CHARGE
----------------------------------------------------------------------------

     All premium payments are subject to a charge which covers state insurance premium taxes, and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge will be stated in the Group Policy but will not be more than 5.00%.

     We may choose to waive part of this charge equal to the state premium tax for any cash value received under a life insurance policy or certificate underwritten by us or one of our affiliates, which is assigned to us as part of an exchange of life insurance policies subject to Section 1035 of the Internal Revenue Code.

     State premium taxes vary from state to state and range from 0.00% to 3.00%. A portion of the premium charge reflects an average of state premium taxes.

----------------------------------------------------------------------------
MONTHLY INSURANCE CHARGES
----------------------------------------------------------------------------

     We will make a monthly deduction from your Cash Value for the cost of life insurance and any other benefits provided under the Group Policy. The cost of life insurance will depend on your age on your last birthday as of the last Policy Anniversary. The cost may also depend on whether you are a smoker. This cost may also include amounts to reimburse us for administrative expenses, agent commissions, and profit, but will never exceed the maximum rates shown in the tables below.

     The monthly rates at the time you apply for insurance will be shown in the brochure. These rates may depend on the following risk factors:

   o The Group Policyholder's industry.

   o The number of eligible persons.

   o The age, sex and occupation of the eligible persons.

   o The prior claims experience of group life insurance plans sponsored by the Group Policyholder.

   o Expenses of the Group Policy, including commissions to agents or brokers.

   o Our prior claims experience under the Group Policies.

   o Other factors which we believe affect our risk under the Group Policy.

     We may change these rates from time to time. However, the monthly cost of life insurance (not including other benefits) will never exceed the maximum rates shown below. These guaranteed maximum rates are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

1. If the Group Policy provides for the SAME RATES FOR SMOKERS AND NONSMOKERS, the rates will not exceed these rates (based on attained age, per $10,000 per month):

   AGE         RATE      AGE         RATE      AGE         RATE      AGE        RATE       AGE        RATE       AGE        RATE
   ---         ----      ---         ----      ---         ----      ---        ----       ---        ----       ---        ----
   16..........1.99      30..........2.19      44..........5.47      58.........17.86      72.........64.67      86........243.05
   17..........2.15      31..........2.25      45..........5.92      59.........19.44      73.........71.72      87........264.86
   18..........2.27      32..........2.34      46..........6.41      60.........21.20      74.........79.51      88........287.59
   19..........2.35      33..........2.44      47..........6.93      61.........23.20      75.........87.89      89........311.42
   20..........2.37      34..........2.56      48..........7.48      62.........25.45      76.........96.76      90........336.81
   21..........2.37      35..........2.71      49..........8.10      63.........27.98      77........106.02      91........364.47
   22..........2.35      36..........2.90      50..........8.78      64.........30.79      78........115.76      92........395.85
   23..........2.30      37..........3.11      51..........9.57      65.........33.82      79........126.29      93........434.54
   24..........2.25      38..........3.35      52.........10.45      66.........37.08      80........138.01      94........488.72
   25..........2.19      39..........3.63      53.........11.46      67.........40.53      81........151.28      95........575.26
   26..........2.15      40..........3.94      54.........12.58      68.........44.27      82........166.45      96........732.95
   27..........2.14      41..........4.28      55.........13.78      69.........48.41      83........183.54      97.......1061.50
   28..........2.12      42..........4.64      56.........15.06      70.........53.10      84........202.21      98.......1508.68
   29..........2.15      43..........5.04      57.........16.42      71.........58.48      85........222.14      99.......1508.68

2. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for NONSMOKERS will not exceed these rates (based on attained age, per $10,000 per month):

   AGE         RATE      AGE         RATE      AGE         RATE      AGE        RATE       AGE        RATE       AGE        RATE
   ---         ----      ---         ----      ---         ----      ---        ----       ---        ----       ---        ----
   16..........1.80      30..........1.80      44..........3.85      58.........13.47      72.........56.30      86........229.11
   17..........1.92      31..........1.84      45..........4.15      59.........14.89      73.........62.85      87........251.08
   18..........2.01      32..........1.87      46..........4.49      60.........16.47      74.........70.23      88........274.01
   19..........2.07      33..........1.94      47..........4.87      61.........18.22      75.........78.33      89........297.98
   20..........2.10      34..........2.01      48..........5.26      62.........20.21      76.........86.88      90........323.32
   21..........2.09      35..........2.10      49..........5.68      63.........22.45      77.........95.91      91........350.22
   22..........2.06      36..........2.21      50..........6.15      64.........24.99      78........105.34      92........380.00
   23..........2.01      37..........2.35      51..........6.70      65.........27.79      79........115.44      93........414.73
   24..........1.96      38..........2.50      52..........7.33      66.........30.84      80........126.61      94........460.55
   25..........1.90      39..........2.67      53..........8.08      67.........34.12      81........139.18      95........529.23
   26..........1.85      40..........2.86      54..........8.93      68.........37.65      82........153.57      96........647.36
   27..........1.82      41..........3.09      55..........9.90      69.........41.46      83........170.06      97........885.25
   28..........1.80      42..........3.31      56.........10.98      70.........45.73      84........188.34      98.......1473.40
   29..........1.80      43..........3.58      57.........12.16      71.........50.63      85........208.14      99.......1508.68

3. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for SMOKERS will not exceed these rates (based on attained age, per $10,000 per month):

   AGE         RATE      AGE         RATE      AGE         RATE      AGE        RATE       AGE        RATE       AGE        RATE
   ---         ----      ---         ----      ---         ----      ---        ----       ---        ----       ---        ----
   16..........2.35      30..........2.62      44..........7.16      58.........24.16      72.........78.42      86........259.07
   17..........2.56      31..........2.70      45..........7.86      59.........26.07      73.........86.07      87........279.08
   18..........2.71      32..........2.80      46..........8.56      60.........28.21      74.........94.51      88........299.20
   19..........2.81      33..........2.94      47..........9.33      61.........30.63      75........103.50      89........319.44
   20..........2.89      34..........3.09      48.........10.14      62.........33.33      76........113.44      90........340.09
   21..........2.91      35..........3.29      49.........11.03      63.........36.49      77........123.66      91........364.81
   22..........2.89      36..........3.51      50.........12.02      64.........39.95      78........134.04      92........392.00
   23..........2.82      37..........3.81      51.........13.12      65.........43.71      79........144.93      93........423.51
   24..........2.76      38..........4.13      52.........14.36      66.........47.62      80........156.75      94........465.41
   25..........2.67      39..........4.50      53.........15.77      67.........51.69      81........169.90      95........529.23
   26..........2.60      40..........4.94      54.........17.30      68.........55.89      82........184.77      96........647.36
   27..........2.56      41..........5.43      55.........18.92      69.........60.60      83........201.61      97........885.25
   28..........2.55      42..........5.95      56.........20.63      70.........65.82      84........219.94      98.......1473.40
   29..........2.57      43..........6.54      57.........22.39      71.........71.70      85........239.24      99.......1508.68


     Monthly charges for insurance are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

----------------------------------------------------------------------------
MONTHLY CERTIFICATE EXPENSE CHARGES
----------------------------------------------------------------------------

     We will make a monthly deduction from your Cash Value for a Certificate administrative charge. This charge covers the cost of premium billing and collection, Certificate value calculation, transaction processing, periodic reports and other expenses.

     This charge will vary depending on the Group Policyholder, including the number of eligible persons and the expected costs of administering the Certificates under the Group Policy.

     We may change the monthly administrative charge. However, this charge will not exceed:

   o $6.00 per month, for Certificates having Cash Value (net of loans) of more than zero but not more than $10,000.

   o $5.00 per month, for Certificates having no Cash Value, or having Cash Value (net of loans) of more than $10,000.

     Monthly administrative charges are due on the first day of each month. Charges will be deducted on or after the due date. This date may vary from month to month. Unless we have required that an amount of premium equal to these charges be placed in the Fixed Account, we will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

----------------------------------------------------------------------------
DAILY CHARGES ON FUND BALANCES
----------------------------------------------------------------------------

     We make a daily charge on Fund balances to cover mortality and expense risks. This charge is currently 0.45% per year. We may change this charge from time to time, but it will never be more than 0.90% per year.

     This charge pays us for the risks that:

   o The group insured will, on average, live for shorter periods of time than we estimated.

   o The cost of issuing and administering Certificates may be more than we estimated.

     We assume the risk that the actual costs and assumed risks will be more or less than this charge.

     Each Fund makes a daily charge for management fees. These charges will affect the investment results for the Fund. These charges are shown above under FUND EXPENSES.

----------------------------------------------------------------------------
TRANSACTION FEES
----------------------------------------------------------------------------

     A fee of $25.00 (or 2% of the amount of the surrender, if less) is charged for the following transactions:

   o A full surrender of your Certificate.

   o A partial surrender of your Certificate.

   o Each transfer of Cash Value between Funds, in excess of 12 transfers per Policy Year.

     We may waive this fee in some cases. This will depend on the nature of the Group, including the number of insured persons and the expected costs of administering the Group Policy.


                  TERMINATION, REINSTATEMENT AND CONVERSION

----------------------------------------------------------------------------
TERMINATION OF THE GROUP POLICY
----------------------------------------------------------------------------

     Either we or the Group Policyholder may terminate the Group Policy at any time on 60 days' written notice to the other. We may agree with the Group Policyholder that the Group Policy may not be terminated for a minimum period of time.

     We may agree with the Group Policyholder to change the terms of the Group Policy. We may also change insurance and expense charges at any time. This will be subject to the limits shown in this Prospectus.

     If the Group Policy is terminated, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

----------------------------------------------------------------------------
TERMINATION OF EMPLOYMENT OR MEMBERSHIP
----------------------------------------------------------------------------

     Coverage under the Group Policy is only available to employees or members who are in an eligible class described in the Group Policy. If you are no longer in an eligible class, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

----------------------------------------------------------------------------
PORTABILITY
----------------------------------------------------------------------------

     If you have more than $250.00 of Cash Value (net of any loans), you may choose to keep your Certificate in force if the Group Policy is terminated, or if you are no longer in an eligible class.

     The Group Policy may also provide that Certificates may be kept in force if you are no longer eligible for these reasons:

   o Retirement.

   o Leave of absence.

   o Termination of employment.

     If the Group Policy permits issuing Certificates to spouses of employees or members, the Group Policy may also provide that Certificates may be kept in force if your spouse is no longer eligible for these reasons:

   o Termination of your employment.

   o Your death.

   o Divorce.

     The Group Policy may also provide that Certificates may be kept in force if the Group Policy is terminated. This will not apply to persons who are eligible to be insured under a replacement group policy.

     MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES MAY BE HIGHER for persons who choose to keep their Certificates in force under these provisions. These charges will not, however, be higher than the guaranteed maximum charges shown in this Prospectus.

----------------------------------------------------------------------------
CONVERSION PRIVILEGE
----------------------------------------------------------------------------

     If your Certificate terminates for any reason other than lapse or surrender, and if you are not eligible to keep your Certificate in force under the above PORTABILITY provisions, then you may obtain an individual life insurance policy.

     This converted life insurance policy will:

   o Be on a form of life insurance we are then offering to persons of your age, in the amount for which you are applying.

   o Not be term life insurance.

   o Not include disability waiver of premium or other extra benefits.

     The amount of converted life insurance will not exceed the lesser of:

   o Your life insurance coverage amount under the Group Policy, minus any group life insurance for which you become eligible within 31 days of termination.

   o $10,000, if you convert because the Group Policy is terminated, or amended so that you are no longer eligible.

     If your coverage ends because the Group Policy is terminated, or amended so that you are no longer eligible, you may not convert unless you have been insured under the Group Policy for at least three years.

     To convert, you must apply to our Customer Service Center within 31 days of termination, and pay the required premium. You do not need to provide proof of good health.

----------------------------------------------------------------------------
FULL SURRENDERS
----------------------------------------------------------------------------

     You may surrender your Certificate at any time by returning the Certificate, with a written and signed request for a full surrender, to our Customer Service Center. We will pay your Cash Value, as of the Valuation Day on which the surrender is received in good order, minus:

   o A surrender charge of $25.00, or 2% of the cash value if less, during the first 20 Policy Years.

   o Any outstanding policy loan balance.

     You may also make a partial surrender (see PARTIAL SURRENDERS on page 21 for details).

----------------------------------------------------------------------------
LAPSE
----------------------------------------------------------------------------

     If there is not enough Cash Value to cover a monthly insurance or administrative charge, your Certificate will terminate (lapse), unless you make a payment within the grace period provided in the Group Policy. We will notify you at least 61 days before the end of the grace period.

     If you allocate your premium payments to one or more of the Variable Funds, it is possible that your cash value at the time we deduct monthly charges will not be enough to cover monthly insurance and expense charges if shares in the Variable Funds decline in value after your premium is received. Unless you have sufficient Cash Value, you may be required to pay additional premium to keep your insurance in force.

----------------------------------------------------------------------------
REINSTATEMENT
----------------------------------------------------------------------------

     If your Certificate lapses, you may apply to have it reinstated at any time up to three years after the date of lapse. We may require you to provide proof of good health at your expense. We may also require you to pay insurance and expense charges for two months prior to the date of reinstatement. Also, if you had a Certificate loan in force on the date of lapse, you must pay loan interest from the date of lapse.

     Reinstatement will be effective when we approve your application and any proof of good health and receive the required payment. This effective date will apply for purposes of the suicide and incontestability provisions of the Group Policy.

     If your coverage lapses while you are on a leave of absence covered by the Family and Medical Leave Act, or Uniformed Services Employment and Re-employment Rights Act, you may reinstate your Certificate within 31 days of your return to work, without providing proof of good health.

                           LIFE INSURANCE BENEFITS

     When you apply, you must choose an amount of life insurance coverage as follows. The choices will depend on the terms of the Group Policy, as agreed to by the Group Policyholder, and are subject to the following:

   o The coverage amount will be a multiple of your annual compensation.

   o The coverage amount will not be less than $10,000.

   o The coverage amount will not be more than the lesser of 10 times your annual compensation, or a fixed amount.

   o Amounts and choices may be limited by state law.

----------------------------------------------------------------------------
GUARANTEED ISSUE AMOUNTS
----------------------------------------------------------------------------

     If you apply for insurance during the open enrollment period, we and the Group Policyholder may allow you (and your family members, if eligible) to buy a certain amount of life insurance coverage (the GUARANTEED ISSUE AMOUNT) without answering health questions or providing proof of good health.

     The open enrollment period will be agreed to by us and the Group Policyholder and will be at least 31 days.

----------------------------------------------------------------------------
PROOF OF GOOD HEALTH
----------------------------------------------------------------------------

     You will be required to provide proof of good health:

   o If you apply for more life insurance than the Guaranteed Issue Amount.

   o If you apply for an increase in your life insurance coverage amount.

   o If you apply for insurance after the end of the open enrollment period.

----------------------------------------------------------------------------
EFFECTIVE DATE OF COVERAGE
----------------------------------------------------------------------------

     If you apply during the open enrollment period, the coverage you apply for (up to the Guaranteed Issue Amount) will begin on the later of:

   o The date you become eligible; and

   o The date your application is received at our Customer Service Center.

     Coverage will not begin until we approve your application and proof of good health, in these cases:

   o Any amount of coverage that exceeds the Guaranteed Issue Amount.

   o Any request to increase your amount of coverage.

   o Any application not received within 31 days after you first become eligible.

     If you are not actively at work on the date your coverage would otherwise begin, your coverage will not begin until the date you return to work.

     If your spouse is disabled, or if your spouse or child is confined in a hospital or confined at home under medical care, that person's coverage will not begin until that person is no longer disabled or the confinement ends.

     If coverage is delayed more than 90 days due to these conditions, you will need to make a new application and provide proof of good health.

----------------------------------------------------------------------------
CHANGING THE COVERAGE AMOUNT
----------------------------------------------------------------------------

     You may change your life insurance coverage amount by making a request in writing to our Customer Service Center.

     You must provide proof of good health to increase life insurance coverage, except in these cases:

   o Increases under the Automatic Increase Option, if provided for in the Group Policy.

   o If the Group Policy provides, an increase of one times your annual compensation made within 31 days of a qualifying Life Status Change, as defined in the Group Policy.

     You may also decrease your life insurance coverage amount. You may not decrease the coverage amount below $10,000 (or a lower amount, if required by state law). You may not decrease your coverage amount below the lowest amount which will meet the definition of a Life Insurance Policy under
Section 7702 of the Internal Revenue Code (See TAX MATTERS, page 23).

----------------------------------------------------------------------------
AUTOMATIC INCREASE FEATURE
----------------------------------------------------------------------------

     If the Group Policy provides an Automatic Increase Feature, and if you choose this feature, your life insurance coverage will be increased on each Policy Anniversary to reflect increases in your compensation since the last Policy Anniversary.

     You do not need to provide proof of good health. There may be limits on the amount or percentage of any increase. This feature will terminate if you change your coverage amount to an amount which is not a multiple of your compensation.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

----------------------------------------------------------------------------
LIFE INSURANCE DEATH BENEFIT
----------------------------------------------------------------------------

     If you die, we will pay a life insurance benefit to your beneficiary. This benefit will be the total of:

   o Your life insurance coverage amount.

   o Your Cash Value, as of the date of death.

     The life insurance benefit will be reduced by any Accelerated Payment Benefit that has been paid. Any outstanding loans, including loan interest, and premiums due, will also reduce the life insurance benefit we will pay.

     We will pay the death benefit in a lump sum within 7 days after we receive, at our Customer Service Center, due proof of death and other information to confirm that the claim is covered. Payment may be delayed if:

   o The proper beneficiary cannot be identified or located.

   o The beneficiary is a minor or not able to give a valid release.

   o The Certificate is being contested due to misstatements on the application, or other valid reasons.

   o A release needs to be received from any tax authority.

   o Any other reason that would prevent timely payment of the benefit. Interest will be paid if we believe it is required by state law.

     The life insurance benefit will never be less than the MINIMUM AMOUNTS shown in the Table below. If the amount shown in the table below is more than the total of your life insurance coverage amount and your Cash Value, we may do any of the following:

   o Require you to increase your life insurance coverage amount, and provide proof of good health.

   o Require you to surrender some of your Cash Value.

   o Refuse to take premium payments.

        PERCENT               PERCENT            PERCENT             PERCENT           PERCENT               PERCENT
AGE       OF           AGE      OF       AGE       OF         AGE      OF       AGE      OF           AGE      OF
AT       CASH          AT      CASH      AT       CASH        AT      CASH      AT      CASH          AT      CASH
DEATH    VALUE        DEATH    VALUE    DEATH     VALUE      DEATH    VALUE    DEATH    VALUE        DEATH    VALUE
0-40......250%         47.......203%     54........157%       61.......128%     68.......117%        75-90.....105%
41........243%         48.......197%     55........150%       62.......126%     69.......116%        91........104%
42........236%         49.......191%     56........146%       63.......124%     70.......115%        92........103%
43........229%         50.......185%     57........142%       64.......122%     71.......113%        93........102%
44........222%         51.......178%     58........138%       65.......120%     72.......111%        94........101%
45........215%         52.......171%     59........134%       66.......119%     73.......109%        95-99.....100%
46........209%         53.......164%     60........130%       67.......118%     74.......107%

----------------------------------------------------------------------------
MISSTATEMENT OF AGE
----------------------------------------------------------------------------

     If a person's age has not been correctly reported, all benefits will be adjusted to equal the benefits that would have been provided, based on the person's correct age and the amount of insurance charges paid.

----------------------------------------------------------------------------
SUICIDE
----------------------------------------------------------------------------

     If you commit suicide within two years of the effective date of your Certificate, the death benefit will not be paid. Instead, we will refund all premiums that were paid, minus:

   o Any Policy loan amount; and

   o Any partial surrender payments made.

----------------------------------------------------------------------------
THE BENEFICIARY
----------------------------------------------------------------------------

     The life insurance death benefit is paid to your beneficiary. You must choose a beneficiary when you apply for a Certificate.

     You may change the beneficiary at any time prior to your death. Unless the existing beneficiary is an irrevocable beneficiary, you do not need the beneficiary's consent. The change must be in writing, must be signed by you (or by the Owner, if you have assigned your Certificate), must be in a form acceptable to us, and must be recorded by our Customer Service Center. A change of beneficiary will be effective on the date it was signed. However, the change will not affect any payment we make or action we take before the change is recorded.

     Unless you direct otherwise:

   o If a beneficiary dies before you, that beneficiary's share will be paid to the other beneficiaries.

   o If you choose more than one beneficiary, the beneficiaries will be paid equal shares.

     If you have not chosen a beneficiary, or if there is no beneficiary alive when you die, we will pay:

   o Your spouse, if living.

   o If not, in equal shares to your living children.

   o If there are none, in equal shares to your living parents.

   o If there are none, in equal shares to your living brothers and sisters.

   o If there are none, to your estate.


                         ADDITIONAL BENEFIT OPTIONS

     The benefit options below are available as options for the Group Policyholder. Depending on the plan chosen by the Group Policyholder, these benefits may be available or may be included in the Certificates available to you. There may be an additional charge for these benefits.

----------------------------------------------------------------------------
ACCIDENTAL DEATH, DISMEMBERMENT AND INJURY
----------------------------------------------------------------------------

     The Group Policy may include one of three Accident Benefit Riders. These riders pay an additional benefit for death or certain injuries that are caused by an accident, and from no other cause, within 90 days of the accident, and while coverage is in force.

     The three options are:

    1. An additional death benefit equal to the life insurance coverage amount.

    2. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for loss of a hand, loss of a foot, total loss of sight in an eye, or loss of the thumb and index finger of the same hand.

    3. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for total loss of speech, total loss of hearing, paraplegia, hemiplegia or quadriplegia.

     If an accident results in more than one loss, the additional benefit will not be more than the life insurance coverage amount. The Group Policy may provide that this benefit is available to your family members as well.

     This benefit is subject to EXCLUSIONS which are contained in the Certificate, and which will be described in the brochure.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

----------------------------------------------------------------------------
WAIVER OF COST OF INSURANCE DUE TO DISABILITY
----------------------------------------------------------------------------

     The Group Policy may provide that some charges will not be deducted if you become totally disabled before reaching age 60, and remain totally disabled for the number of months (at least six but not more than 12) required by the Group Policy.

     If the Group Policy provides this benefit, these charges will not be deducted:

   o Your monthly charge for life insurance.

   o Your monthly Certificate administrative fee.

   o Any premiums for term life insurance on your spouse or children. (You may not add child life insurance after you have become disabled.)

     Any of these charges deducted after you became totally disabled will be refunded. These charges WILL continue to be deducted:

   o Any charges on account of premiums paid after you become disabled.

   o Any charges under a Certificate issued to your spouse.

   o Any charge for additional benefits.

     You must provide proof that you are totally disabled:

   o Not more than 12 months after you first become disabled.

   o After that, whenever we ask for proof, but not more than once a year after two years.

     We must also receive proof that you were totally disabled through the date of your death, within 12 months of your death.

     You will be deemed totally disabled if you cannot do any work for wage or profit, due to sickness or injury.

     You may not increase your life insurance coverage amount while charges are being waived.

     Waiver of charges will end if:

   o You reach age 65.

   o You fail to provide proof of disability when we request.

   o You surrender your Certificate.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

----------------------------------------------------------------------------
PAID-UP LIFE INSURANCE
----------------------------------------------------------------------------

     The Group Policy may allow you to use all or part of your Cash Value (less any loan amount, including loan interest) to buy paid-up life insurance under a separate policy.

     The premium for paid-up life insurance will be based on the guaranteed maximum cost of insurance under the Group Policy, and the minimum guaranteed rate of interest for the Fixed Account.

     You do not need to provide proof of good health. Your life insurance coverage amount under the Group Policy will be reduced by the amount of paid-up life insurance you buy.

----------------------------------------------------------------------------
ACCELERATED PAYMENT BENEFITS
----------------------------------------------------------------------------

     The Group Policy may provide for one or more of the following three options:

     1. A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you become TERMINALLY ILL. At least two physicians (not affiliated with each other) must certify that you are expected to live less than 12 months. We may require other medical proof that you are terminally ill.

     2. A benefit for confinement in a NURSING CARE OR CUSTODIAL CARE FACILITY. To receive this benefit, you must:

   o Have an IMPAIRMENT, as defined in the Group Policy (this generally means the inability to perform two or more defined activities of daily living, or disability due to Alzheimer's Disease or similar conditions).

   o Be confined for at least 90 days in a NURSING CARE OR CUSTODIAL CARE FACILITY, as defined in the Group Policy.

   o Provide certification by two physicians (not affiliated with each other) that you are expected to need confinement for the rest of your life.

     This benefit will be paid either as:

   o A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount; or

   o Monthly payments which total the lump sum benefit percentage provided in the Group Policy.

     3. A lump sum benefit equal to the percentage stated in the Group Policy of your life insurance coverage amount, if you are diagnosed with one or more of the following SPECIFIED DISEASES, as defined in the Group
         Policy:

   o Life threatening cancer.

   o Heart attack.

   o Kidney failure.

   o Stroke.

   o Organ transplants.

   o Acquired Immune Deficiency Syndrome (AIDS).

     A physician must certify the diagnosis. We may require other medical proof.

     Only one of these three benefits may be claimed. This benefit will end when one of the benefits is paid. Your life insurance coverage amount will be reduced by the amount of this benefit paid. Monthly insurance charges will still be payable based on the life insurance coverage amount before the reduction.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

----------------------------------------------------------------------------
SEAT BELT BENEFIT
----------------------------------------------------------------------------

     The Group Policy may provide for an extra benefit of 10% of your life insurance coverage amount (but not more than $10,000) if you die as a result of an accident while driving or riding in a private passenger car and properly wearing your seat belt. Proper use of the seat belt must be certified in the official accident report.

     The cost of this feature, if provided by the Group Policy, is included in the Applicable Monthly Insurance Charge.

----------------------------------------------------------------------------
LIFE INSURANCE FOR FAMILY MEMBERS
----------------------------------------------------------------------------

     The Group Policy may include life insurance coverage options for your spouse and dependent children. These options may include:

   o The option for your spouse to buy his or her own variable life insurance Certificate (including the right to build Cash Value in the Variable Funds and/or the Fixed Account).

   o The option for you to buy term life insurance coverage on your spouse.

   o The option for you to buy term life insurance coverage on your dependent children.

     Eligibility requirements for children will be set forth in the Group Policy, and may include:

   o Age limits (including a higher age limit for full time students or handicapped children).

   o A requirement that the child be unmarried.

   o A requirement that the child be dependent.

     Life insurance coverage for spouses will be subject to these limits:

   o Coverage may not exceed three times your annual compensation.

   o Coverage may not exceed $100,000.

   o Coverage may be subject to lower limits under state law.

     Term life insurance coverage on a spouse or dependent child will end when:

   o The spouse or child is no longer eligible.

   o Your Certificate terminates.

   o You choose to terminate the coverage.

   o A spouse or child chooses to buy a variable life insurance Certificate (if permitted by the Group Policy).


                             CASH VALUE FEATURES

----------------------------------------------------------------------------
HOW YOUR CERTIFICATE IS VALUED
----------------------------------------------------------------------------

     Your Cash Value consists of the total value invested in all of the Variable Funds and in the Fixed Account.

     When premiums are allocated to one of the Variable Funds, UNITS of the Variable Fund are BOUGHT at the UNIT VALUE of the Variable Fund as of the current VALUATION DAY.

     When monthly deductions, surrenders and transfers are made, or when transaction fees are charged, UNITS of the Variable Fund are SOLD at the UNIT VALUE of the Variable Fund as of the current VALUATION DAY.

     VALUATION DAY means any day on which trading on the New York Stock Exchange is open, other than any day on which the Exchange is restricted, or a day on which the SEC has determined that an emergency exists which prevents valuing or trading securities. We reserve the right to provide that any day which is a scheduled office closing holiday for our Customer Service Center will not be a Valuation Day. All valuations shall be made as of the close of trading on a Valuation Day (currently 4:00 p.m., Eastern Time). The Friday after Thanksgiving is the only scheduled office closing holiday on which the New York Stock Exchange is open.

     The UNIT VALUE of each Variable Fund will increase or decrease based on the investment performance of the Variable Fund. The Unit Value as of each Valuation Day is equal to the Unit Value as of the last Valuation Day, multiplied by the INVESTMENT FACTOR, which measures the Variable Fund's investment performance (net of expenses) since the last Valuation Day.

     The INVESTMENT FACTOR as of each Valuation Day is figured as follows:

     1. The Net Asset Value per share of the Variable Fund as of the Valuation Day; plus

     2. The per-share amount of any distribution declared by the Variable Fund, if the "ex-dividend" date is after the last Valuation Day (and we will reinvest any distribution in shares of the Variable
         Fund); minus

     3. The per-share amount of any taxes imposed on the Separate Account since the last Valuation Day; minus

     4. The Daily Charge on Fund Balances for mortality and expense risks, multiplied by the number of days since the last Valuation Day; divided by

     5. The Net Asset Value per share of the Variable Fund as of the last prior Valuation Day.

     As of each Valuation Day, your Cash Value invested in each Variable Fund equals the number of Units multiplied by the Unit Value.

     Your Cash Value in the FIXED ACCOUNT as of each day is figured as follows:

   1. Cash Value in the Fixed Account as of the previous day; plus

   2. Interest at the current interest rate on the above; plus

   3. Transfers into, and premiums allocated to, the Fixed Account since the previous day; minus

   4. Charges deducted from the Fixed Account, and transfers and surrenders from the Fixed Account, since the previous day.

     Your Cash Value in the Fixed Account is guaranteed. However, there is no guarantee that the Cash Value in the Variable Funds will equal or exceed the premiums allocated to the Variable Funds.

     We will provide you, at least annually, with a report which shows:

   o The number of Units of each Variable Fund credited to your Certificate.

   o The current Unit Value for each Variable Fund.

   o The Cash Value in each Variable Fund.

   o The Cash Value in the Fixed Account.

   o The amount of any outstanding loans.

     You may obtain this information daily from our Customer Service Center.

----------------------------------------------------------------------------
POLICY LOANS
----------------------------------------------------------------------------

     You may obtain a loan from us at any time. Each loan must be for at least $250.00. The total of all loans may not exceed 90% of your Cash Value. We will require you to sign a loan agreement which assigns your Certificate to us as security for the loan.

     We will charge Interest on the loan at an annual rate of 8%. Payment of interest is due on each Policy Anniversary, or when your Certificate is terminated or surrendered. If you do not pay interest within 30 days of the Policy Anniversary, we will add it to the loan, as of the Policy
Anniversary.

     When you obtain a loan, or when interest is added to your loan, we will withdraw Cash Value equal to the amount loaned from your Cash Value and place it in a special Loan Account. Unless you direct otherwise in writing, we will make these withdrawals from each Variable Fund in which your Cash Value is invested, and from the Fixed Account, in proportion to the balance of each Fund and the Fixed Account. We will credit interest to this Loan Account at an effective annual rate of at least 6%.

     If your Certificate terminates for any reason, including surrender, lapse, death or termination of the Group Policy, we will use the amount in the Loan Account to repay the loan. If the amount of the loan is greater than the value of the Loan Account, we will reduce the death benefit or surrender amount by the difference.

     When you repay all or part of any loan, we will transfer the amount of the repayment from the Loan Account to the Variable Funds and the Fixed Account, based on the premium allocation percentage then in force.

     A loan, whether or not it is repaid, will affect the death benefit and the Cash value. This is because the investment results of the Variable Funds and the Fixed Account only apply to the non-loaned part of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Funds or the Fixed Account while the loan is outstanding, this effect could be favorable or unfavorable.

----------------------------------------------------------------------------
PARTIAL SURRENDERS
----------------------------------------------------------------------------

     You may make a partial surrender of your Cash Value at any time by making a written request to our Customer Service Center. The amount of the partial surrender may not be more than 90% of your Cash Value (net of any loan amount), and may not be less than $250.00. A $25.00 transaction fee will be charged, or 2% of the amount of the partial surrender if less, for partial surrenders during the first 20 Policy Years.

     Unless we agree otherwise, we will deduct the amount surrendered and the transaction charge from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

     A partial surrender will not reduce your life insurance coverage amount. Since it reduces your Cash Value, however, it will reduce the death benefit.

                         OTHER IMPORTANT PROVISIONS

----------------------------------------------------------------------------
DEFERRAL OF PAYMENT
----------------------------------------------------------------------------

     We may defer the payment of any amount from a Variable Fund:

   o When the New York Stock Exchange is closed;

   o When required by the Securities and Exchange Commission.

     We may defer the payment of any amount surrendered from the Fixed Account for up to six months. If required by law, we will pay interest.

----------------------------------------------------------------------------
FIXED BENEFIT POLICY EXCHANGE
----------------------------------------------------------------------------

     If required by state law, you may exchange your Certificate for a certificate under a fixed benefit Group

Universal Life Insurance Policy, within 18 months of your Certificate effective date. This certificate will bear the same effective date as your Certificate under this Policy. If available, the certificate will include any additional benefits provided to you under your Certificate under this Policy. Your Certificate's Cash Value as of the date of the exchange will be transferred to the fixed benefit certificate.

----------------------------------------------------------------------------
ASSIGNMENT
----------------------------------------------------------------------------

     You may transfer, as a gift, all of your rights under your Certificate to any other person, while you are living, by making a written assignment, in a form acceptable to us. The person to whom you assign your Certificate will become the owner of the Certificate, and will have the power to exercise all rights and receive all benefits provided by the Certificate.

     We will not be bound by any assignment until we receive and record it at our Customer Service Center. We are not responsible for the validity of any assignment. We may refuse to record any assignment where we believe:

   o The assignment would not be permitted by law; or

   o The assignment would increase our duties or risks.

     We issue Certificates in reliance on the statements you make in your application, and on any proof of good health that you provide. We may rescind your Certificate, to the extent permitted by law, if the information on which we relied is incorrect.

     No statement will be used to rescind your Certificate or deny a claim, unless you die within two years of your Certificate effective date.

     If your life insurance coverage amount was increased, or if your Certificate was reinstated, no statement will be used to contest the increase or the reinstatement, unless you die within two years of the effective date of the increase or reinstatement.

----------------------------------------------------------------------------
STATE VARIATIONS
----------------------------------------------------------------------------

     The terms of the Policy may vary from state to state, due to the requirements of state law.

----------------------------------------------------------------------------
NONPARTICIPATING POLICIES
----------------------------------------------------------------------------

     The Group Policy is a nonparticipating policy, and is not entitled to share in our surplus or profits.

----------------------------------------------------------------------------
DOLLAR COST AVERAGING
----------------------------------------------------------------------------

     If you have Cash Value of at least $3,000 in the TimesSquare VP Money Market Fund, you may choose to take part in this program. Under this program, Cash Value is reallocated between the Variable Funds every month. This may reduce the impact of market fluctuations, when compared to making reallocations less frequently. Since the same dollar amount is transferred each month, more Units of each

     Variable Fund are bought if the Unit Value is low, and fewer are bought if the Unit Value is high. As a result, over the long term, a lower average cost per unit may be obtained. This plan allows you to take advantage of market fluctuations, while reducing the risk of short term price fluctuations. However, it does not guarantee a profit, or protect against a loss in declining markets.

     To elect this program, you must request a Dollar Cost Averaging Election Form and return it to our Customer Service Center. This program will begin with the first month after your completed form is received, as long as you have at least $3,000 in the TimesSquare VP Money Market Fund.

     All Dollar Cost Averaging transfers will take place as of the first Valuation Day of each month. The minimum amount of any transfer is $250.00. There is no charge for this program. However, each transfer counts toward the 12 free transfers between Funds each Policy Year. A fee will be charged for each extra transfer. We may charge a fee for this service in the future.

     Dollar Cost Averaging will end when:

   o The number of transfers requested have taken place.

   o There is not enough Cash Value in the TimesSquare VP Money Market Fund to make a scheduled transfer.

   o We receive your written request to terminate the program.

----------------------------------------------------------------------------
VOTING RIGHTS
----------------------------------------------------------------------------

     Shareholders of the Variable Funds may have the right to vote those shares at meetings of shareholders of the Funds. While we are the owner of the shares in the Separate Account, we will cast our vote as we are directed by the owners of Certificates.

     We will do this because we believe it is required by current law. We may, however, vote the shares in our own right, if at any time we believe it is permitted by law.

     You will receive any appropriate PROXY MATERIALS and reports. We will request your instructions at least 14 days prior to the shareholder meeting.

     We will vote ALL the shares of a Variable Fund owned by the Separate Account (or abstain from voting) pro rata, based on the written instructions we receive from Certificate owners. Your voting share will be based on your pro rata number of Units invested in a particular Variable Fund. This will be figured as of the record date set by the Variable Fund, which will not be more than 60 days before the meeting. Your voting share will be figured separately for each Variable Fund in which you have invested Cash Value. We will vote on the basis of fractional shares, if necessary.

     The Variable Funds do not hold regular meetings of shareholders.

     We may disregard voting instructions received from Certificate owners, if we are required to do so by state insurance regulators. This may be required if the vote would change the investment objectives of the Variable
Fund:

   o In a way prohibited by state insurance law; or

   o In a way that would harm the Separate Account; or

   o In a way that would result in overly speculative or unsound investments.

     This may also be required if the vote is to approve or disapprove an investment advisory contract for the Variable Fund.

     If for any reason we do disregard voting instructions from Certificate owners, we will include the reasons for this action in the next annual report to Certificate owners.


                                 TAX MATTERS

     Below is a brief summary of federal tax issues affecting the Group Policy. This summary is based on current federal tax law and regulations, and may be subject to change if there are any changes in those laws and regulations. This is a general summary and should not be relied on as tax advice. For specific advice, please consult a qualified tax advisor.

     All Section references below are to the Internal Revenue Code of 1986, as amended.

----------------------------------------------------------------------------
QUALIFICATION AS A LIFE INSURANCE POLICY
----------------------------------------------------------------------------

     Section 7702 provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. We will monitor compliance with these tests. As a result, the following federal income tax rules should apply:

   o DEATH BENEFITS should be excluded from the beneficiary's income under
     Section 101(a). This includes any CASH VALUE that is paid as part of the death benefit. This also includes any benefit for accidental death.

   o INCREASES IN CASH VALUE should not be subject to income tax until it is withdrawn, or until the Certificate terminates.

   o SURRENDERS OF CASH VALUE should be subject to income tax only to the extent that the total amount received is greater than the total amount of premiums you have paid for the Certificate. See Section 72(e).

   o POLICY LOAN proceeds should not be subject to tax. However, if your Certificate LAPSES while a policy loan is outstanding, you will be subject to income tax to the extent that your Certificate's Cash Value (including the loan amount) is greater than the total premiums paid.

   o Amounts that you receive while you are TERMINALLY ILL may be excluded from your income under Section 101(g).

   o Benefits for ACCIDENTAL INJURIES should be excluded from your income under Section 105(c).

   o Any other benefit which you receive due to INJURY OR SICKNESS may be excluded from your income under Section 104(a)(3), unless premiums were paid by your employer and not included in your income. See IRS Regulations, Section 1.72-15.

----------------------------------------------------------------------------
MODIFIED ENDOWMENT CONTRACTS
----------------------------------------------------------------------------

     Section 7702A imposes different rules on policies where the total premiums paid during the first 7 years are more than the premiums that would have been required for the policy's benefits to be paid-up after seven equal annual premiums. These policies are known as Modified Endowment Contracts.

     If, under this test, a Certificate is a Modified Endowment

     Contract, these special rules apply:

   o Any partial surrender or loan proceeds (including loan proceeds from another lender to whom you have assigned the Certificate as collateral) is subject to income tax to the extent your Certificate's Cash Value is greater than the total premiums paid for your Certificate.

   o Any amount that is subject to income tax under the rule above will also be subject to a 10% penalty tax, unless you (or your assignee, if you have assigned your Certificate) are over age 59-1/2 or are disabled.

     If your Certificate is not a Modified Endowment Contract based on the premiums and life insurance coverage amount when it is issued, we will monitor your premium payments.

     We will notify you if, as a result of premium payments or coverage changes, it appears your Certificate will become a Modified Endowment Contract. Unless you notify us in writing that you are willing to allow your Certificate to become a Modified Endowment Contract, we may refuse any coverage change or refund any excess premiums to prevent the Certificate from becoming a Modified Endowment Contract.

----------------------------------------------------------------------------
INTEREST ON POLICY LOANS
----------------------------------------------------------------------------

     Interest paid on loans for personal purposes is not deductible. While interest paid on loans for business purposes may be deductible, there are strict limits on deducting interest on life insurance policy loans for business purposes. See Section 264. You should consult a qualified tax advisor before taking a policy loan for business purposes.

----------------------------------------------------------------------------
ALTERNATIVE MINIMUM TAX
----------------------------------------------------------------------------

     If a Certificate is owned by a corporation, then the Alternative Minimum Tax imposed by Section 55 may apply to:

     o All or part of increases in Cash Value.

     o Death benefits.

     o Other distributions.

     See Section 56(c)(1) and Section 56(g)(4)(B).

----------------------------------------------------------------------------
DIVERSIFICATION REQUIREMENTS
----------------------------------------------------------------------------

     Section 817(h) provides that a variable life insurance policy will not enjoy the favorable tax treatment of a life insurance policy unless the investments of the Separate Account are adequately diversified. We believe that the Separate Account meets these requirements.

     In 1986, the IRS stated that it might issue guidelines that would cause a policy to fail to meet these requirements if the Certificate owner has too much control over the Variable Fund investments. The IRS has not issued any guidelines and we do not expect that any such guidelines would adversely affect the policies. If the IRS issues regulations limiting the number of Variable Funds, transfers among funds, etc., we will take whatever steps we can so that the Policies would continue to qualify for favorable income tax treatment as life insurance policies.

----------------------------------------------------------------------------
TAXATION OF THE COMPANY
----------------------------------------------------------------------------

     We are taxed as a life insurance company under the Internal Revenue Code. Since the Separate Account is a part of the insurance company, it is not taxed separately as a regulated investment company under Subchapter M.

     We do not expect to incur any federal income tax liability that would be chargeable to the Separate Account. As a result, we do not impose a charge on the Separate Account for federal income taxes. We may impose a charge if at any time we believe that the Separate Account will incur any federal income taxes.

     We may also incur state and local taxes, other than premium taxes. At present, we are paying these taxes, and not charging them to Certificate holders, as they are not significant. We may, however, impose charges on account of these taxes if they increase.

----------------------------------------------------------------------------
PREMIUM TAXES AND DEFERRED ACQUISITION COSTS
----------------------------------------------------------------------------

     In general, all premiums (including lump sum premiums) paid for life insurance policies are subject to premium tax under state law. These taxes range from 0.0% to 3.0%.

     We are also subject to federal income tax under Section 848 on account of deferred acquisition costs.

     We will recover all or part of these taxes through the PREMIUM CHARGE (see page 11). Part of these taxes may also be recovered through other charges (such as the monthly cost of insurance).

----------------------------------------------------------------------------
OTHER TAX CONSIDERATIONS
----------------------------------------------------------------------------

     All or part of Policy benefits may also be subject to federal estate and gift taxes, as well as state and local income, estate and inheritance taxes. Policy benefits may also be subject to foreign taxes, if you are subject to foreign taxes. You should consult a qualified tax advisor for advice concerning the tax consequences of buying a Certificate or making transactions under it.


                            THE INSURANCE COMPANY

     Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152; telephone (860) 226-6000. We are licensed to sell group and individual life and health insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

     The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker dealers who are members of the National Association of Securities Dealers, Inc. ("NASD").

----------------------------------------------------------------------------
THE SEPARATE ACCOUNT
----------------------------------------------------------------------------

     We established CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A (THE SEPARATE ACCOUNT) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depend on the investment performance of the Funds--and not on the results of our other businesses and investments.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Policies whose Cash Values are invested in the Separate Account.

     We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

     We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

     We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

   o Add, combine, or remove any Fund.

   o Create new separate accounts.

   o Combine the Separate Account with one or more other separate accounts.

   o Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

   o Terminate the registration of the Separate Account under the Investment Company Act of 1940.

   o Use a committee to manage the Separate Account.

   o Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

   o Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

----------------------------------------------------------------------------
FINANCIAL RATINGS
----------------------------------------------------------------------------

     We are rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. These ratings are intended to reflect our financial strength or claims-paying ability. They are not based on the investment results or financial strength of the Separate Account. We may advertise these ratings from time to time. We may also advertise comparisons of currently taxable and tax deferred investments, based on selected tax brackets, or discuss other investments and general economic conditions.


                                OTHER MATTERS

----------------------------------------------------------------------------
AGREEMENTS WITH GROUP POLICYHOLDERS
----------------------------------------------------------------------------

     We may agree with the Group Policyholder to make changes in the terms of the Group Policy. These changes may include, for example:

     o Agreeing to specific fees and charges. In no case will these fees or charges be more than the maximum amounts shown in this Prospectus.

     o Agreeing to waive specific fees and charges, in all cases, or only if certain conditions are met.

     o Extending the time periods for exercising certain rights under the Group Policy.

     o Agreeing to limit the conditions under which proof of good health will be required to buy or increase life insurance coverage.

     o Setting forth eligibility requirements for employees or members and their family members.

     o Other changes permitted by law.

     You will be given information concerning the specific terms of your employer's or union's Group Policy.

----------------------------------------------------------------------------
STATE REGULATION
----------------------------------------------------------------------------

     We are subject to insurance laws and regulations of Connecticut, our home state, as well as those of other states where we do business. Each year, we file an annual statement with insurance departments that cover our operations for the prior year, and our financial condition at the end of the prior year.

     State regulation includes periodic review by regulators to determine our contract liabilities and reserves so the insurance department may certify that those items are correct. Our books and accounts are subject to insurance department review at any time, and includes a full examination of our operations at least every five years by the National Association of Insurance Commissioners.

     This regulation does not involve any supervision of our management or investment practices or policies. A blanket bond for $40 million covers all of our officers and employees.

----------------------------------------------------------------------------
REPORTS TO CERTIFICATE OWNERS
----------------------------------------------------------------------------

     We will provide you with an annual statement which will show:

     o Your current life insurance coverage amount.

     o Your current death benefit.

     o Your current Cash Value.

     o Your Cash Value after policy loans are taken into account.

     o Premiums paid since the last report.

     o Monthly charges deducted since the last report.

     o Loan activity and interest since the last report.

     o The amount of Cash Value in each Variable Fund, and in the Fixed
       Account.

     We will also provide you with an annual report including a financial statement for the Separate Account.

     We will also provide you with a statement of significant transactions, such as:

     o Changes in life insurance coverage amount.

     o Changes in allocations of premium payments to the Variable Funds and/or the Fixed Account.

     o Transfers among the Variable Funds, or between the Variable Funds and the Fixed Account.

     o Loans and loan repayments.

     o Termination and reinstatement.

----------------------------------------------------------------------------
LEGAL PROCEEDINGS
----------------------------------------------------------------------------

     We are not involved in, or aware of, any lawsuits or administrative proceedings, which would have a material adverse effect on our ability to meet our obligations under the Certificates.

     Neither the Separate Account, nor Prudential Retirement Brokerage Services, Inc., the principal underwriter, is a party to any material lawsuits of any kind.

----------------------------------------------------------------------------
EXPERTS
----------------------------------------------------------------------------

     Actuarial opinions regarding the Policies have been provided by Mindy Giraldo, FSA, MAAA, and are contained in the opinion filed as an exhibit to our Registration Statement, on Ms. Giraldo's authority as an expert in actuarial matters.

     Legal matters involving the federal securities laws have been reviewed by Morgan, Lewis & Bockius, LLP, Washington D.C.

     Legal matters related to the Policies have been reviewed by Michael A. James, Chief Counsel, CIGNA Group Insurance, Philadelphia, PA 19192, in the opinion filed as an exhibit to our Registration Statement, given on his authority as an expert in these matters.

----------------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------------

     The consolidated financial statements as of December 31, 2002 and 2003 for the Connecticut General Life Insurance Company and the Separate Account are included in the Statement of Additional Information.

----------------------------------------------------------------------------
REGISTRATION STATEMENT
----------------------------------------------------------------------------

     We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Group Policies. This prospectus does not contain all the information in the Registration Statement (as amended), and its exhibits. You should refer to the Registration Statement for more information.

     The statements in this Prospectus about the Policy are a summary of the Policy. The complete terms of the Policy are contained in the Policy which was filed with the Registration Statement, and the specific terms of the Policy issued to a particular Group Policy will be contained in that Group Policy, which can be inspected at the Group Policyholder's offices.

                                ILLUSTRATIONS

   A personalized illustration can be obtained from our Customer Service Center by calling 1-800-225-0646.

         For contract owners wanting to request a Statement of Additional Information or personalized illustrations, free of charge, call 1-800-225-0646. Information about the Registrant (including the Statement of Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Registrant are available on the Commission's Internet Site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102.

HOW TO CONTACT US - You can contact us by: calling our GVUL Customer Service Center toll free 1-800-225-0646 during our normal business hours, 8:00 a.m. EST to 6:00 p.m. EST, Monday through Friday or writing to us via regular mail at CIGNA Group Insurance, P.O. Box 20330, Lehigh Valley, Pennsylvania 18002-0330 OR for express mail CIGNA Group Insurance, 1455 Valley Center Parkway, Bethlehem, Pennsylvania 18017. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

        TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Connecticut General Life Insurance Company...................................2
CG Variable Life Separate Account A..........................................2
Underwriters.................................................................3
Financial Statements.........................................................4

The date of this SAI is May 1, 2004

File No. 811-07317

                     STATEMENT OF ADDITIONAL INFORMATION

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                 ISSUED BY:
                 CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                           900 COTTAGE GROVE ROAD
                        BLOOMFIELD, CONNECTICUT 06002
                      TELEPHONE NUMBER: 1-800-225-0646

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2004, for the Group Variable Universal Life Insurance Policies issued by Connecticut General Life Insurance Company through its CG Variable Life Separate Account A (Separate Account).

     For a free copy of the prospectus:

     Call:              1-800-225-0646

     Or write:          Connecticut General Life Insurance Company
                        Lehigh Valley Corporate Center
                        1455 Valley Center Parkway
                        Bethlehem, PA 18017

     Or contact your financial representative


                              TABLE OF CONTENTS

Connecticut General Life Insurance Company................................... 2
CG Variable Life Separate Account A.......................................... 2
Underwriters................................................................. 3
Financial Statements......................................................... 4

The date of the SAI is May 1, 2004.

                 CONNECTICUT GENERAL LIFE INSURANCE COMPANY

      Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our home office mailing address is Hartford, Connecticut 06152; telephone (860) 726-6000. We are licensed to sell group insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

      The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc. (NASD).

                     CG VARIABLE LIFE SEPARATE ACCOUNT A

      We established the CG Variable Life Insurance Separate Account A (the Separate Account) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depends on the investment performance of the Funds--and not on the results of our other businesses and investments.

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Certificates whose Cash Values are invested in the Separate Account. We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

      We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

      We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

   o Add, combine, or remove any Fund.

   o Create new separate accounts.

   o Combine the Separate Account with one or more other separate accounts.

   o Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law.

   o Terminate the registration of the Separate Account under the Investment Company Act of 1940.

   o Use a committee to manage the Separate Account.

   o Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

   o Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

                                UNDERWRITERS

      The offering of the securities is continuous. The Policies will be distributed by our principal underwriter, Prudential Retirement Brokerage Services, Inc. ("PRBS"), formerly known as CIGNA Financial Services, Inc., 900 Cottage Grove Road, Hartford, CT 06152. Prudential Retirement Brokerages Services, Inc. is a Delaware corporation organized in 1995. It is the principal underwriter for our other registered Separate Accounts. PRBS has received no underwriting commissions in the past three years in connection with these securities.

                          CONNECTICUT GENERAL LIFE

                              INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS



                              DECEMBER 31, 2003

                       REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries (the Company) at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" effective January 1, 2002.


/s/ PricewaterhouseCoopers LLP


February 5, 2004, except for Note 4(A)
as to which the date is April 1, 2004

                                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                         CONSOLIDATED STATEMENTS OF INCOME

====================================================================================================================
(In millions)
--------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                       2003       2002        2001
--------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees                                                                    $ 8,244    $ 8,343     $ 7,469
Net investment income                                                                  2,265      2,366       2,441
Other revenues                                                                            19        616         465
Realized investment gains (losses)                                                        73       (155)       (225)
                                                                                     -------    -------     -------
     Total revenues                                                                   10,601     11,170      10,150
                                                                                     -------    -------     -------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                                               6,603      8,409       6,380
Policy acquisition expenses                                                               90        126          63
Other operating expenses                                                               3,333      3,346       2,653
                                                                                     -------    -------     -------
     Total benefits, losses and expenses                                              10,026     11,881       9,096
                                                                                     -------    -------     -------
INCOME (LOSS) BEFORE INCOME TAXES (BENEFITS)                                             575       (711)      1,054
                                                                                     -------    -------     -------
Income taxes (benefits):
  Current                                                                                130       (244)          7
  Deferred                                                                                29        (19)        339
                                                                                     -------    -------     -------
     Total taxes (benefits)                                                              159       (263)        346
                                                                                     -------    -------     -------
NET INCOME (LOSS)                                                                    $   416    $  (448)    $   708
-------------------------------------------------------------------------------------===============================
NET INCOME (LOSS) EXCLUDING GOODWILL AMORTIZATION
  IN 2001 (NOTE 2)                                                                   $   416    $  (448)    $   727
-------------------------------------------------------------------------------------===============================

The accompanying Notes to the Financial Statements are an integral part of these statements.

                                     CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                           CONSOLIDATED BALANCE SHEETS

=================================================================================================================
(In millions except share amount)
-----------------------------------------------------------------------------------------------------------------
As of December 31,                                                              2003                      2002
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $11,051; $22,041)          $12,113                    $23,649
  Securities supporting experience-rated pension policyholder
     contracts, at fair value (amortized cost, $10,558 for 2003)               11,222                         --
  Equity securities, at fair value (cost, $6; $48)                                 24                         52
  Mortgage loans                                                                7,852                      7,974
  Policy loans                                                                  1,567                      2,401
  Real estate                                                                     141                        244
  Other long-term investments                                                     598                        675
  Short-term investments                                                           96                         45
                                                                              -------                    -------
       Total investments                                                       33,613                     35,040
Cash and cash equivalents                                                         572                        870
Accrued investment income                                                         399                        443
Premiums, accounts and notes receivable                                         1,341                      1,951
Reinsurance recoverables                                                        6,498                      6,870
Deferred policy acquisition costs                                                 276                        269
Property and equipment                                                            875                        942
Deferred income taxes                                                             507                        574
Goodwill                                                                          645                        645
Other assets, including other intangibles                                         161                        253
Separate account assets                                                        34,356                     30,359
-----------------------------------------------------------------------------------------------------------------
  Total assets                                                                $79,243                    $78,216
-----------------------------------------------------------------------------====================================
LIABILITIES

Contractholder deposit funds                                                  $26,845                    $29,333
Future policy benefits                                                          8,582                      8,984
Unpaid claims and claim expenses                                                1,891                      1,915
Unearned premiums                                                                 131                        124
                                                                              -------                    -------
  Total insurance and contractholder liabilities                               37,449                     40,356
Accounts payable, accrued expenses and other liabilities                        2,918                      3,166
Separate account liabilities                                                   34,356                     30,359
-----------------------------------------------------------------------------------------------------------------
  Total liabilities                                                            74,723                     73,881
-----------------------------------------------------------------------------------------------------------------
CONTINGENCIES - NOTE 18

SHAREHOLDER'S EQUITY

Common stock (5,978,322 shares issued and outstanding)                             30                         30
Additional paid-in capital                                                      1,983                      1,983
Net unrealized appreciation, fixed maturities                        $422                       $350
Net unrealized appreciation (depreciation), equity securities          11                         (8)
Net unrealized appreciation (depreciation), derivatives               (13)                         5
Net translation of foreign currencies                                   1                         (1)
                                                                     ----                       ----
Accumulated other comprehensive income                                            421                        346
Retained earnings                                                               2,086                      1,976
-----------------------------------------------------------------------------------------------------------------
  Total shareholder's equity                                                    4,520                      4,335
-----------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholder's equity                                  $79,243                    $78,216
-----------------------------------------------------------------------------====================================

The accompanying Notes to the Financial Statements are an integral part of these statements.

                                            CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                          CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                               AND CHANGES IN SHAREHOLDER'S EQUITY

================================================================================================================================
(In millions)
================================================================================================================================
For the years ended December 31,                            2003                       2002                       2001
-------------------------------------------------------------------------------------------------------------------------------
                                                    COMPRE-       SHARE-       Compre-       Share-       Compre-       Share-
                                                    HENSIVE      HOLDER'S      hensive      holder's       hensive     holder's
                                                     INCOME       EQUITY       Income        Equity        Income       Equity
===============================================================================================================================
COMMON STOCK, END OF YEAR                                         $   30                     $   30                     $   30
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL, BEGINNING OF YEAR                      1,983                      1,133                      1,124
  Capital contributed by parent                                       --                        850                          9
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL, END OF YEAR                            1,983                      1,983                      1,133
-------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME, BEGINNING
  OF YEAR                                                            346                        115                         34

  Net unrealized appreciation,
    fixed maturities                                  $ 72            72        $ 215           215          $ 82           82
  Net unrealized appreciation (depreciation),
    equity securities                                   19            19           16            16            (3)          (3)
                                                      ----                      -----                        ----
  Net unrealized appreciation on securities             91                        231                          79

  Net unrealized appreciation (depreciation),
    derivatives                                        (18)          (18)          (4)           (4)            9            9
  Net translation of foreign currencies                  2             2            4             4            (7)          (7)
                                                      ----                      -----                        ----
    Other comprehensive income                          75                        231                          81
-------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  END OF YEAR                                                        421                        346                        115
-------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS, BEGINNING OF YEAR                               1,976                      2,774                      2,474
  Net income (loss)                                    416           416         (448)         (448)          708          708
  Dividends declared                                                (306)                      (350)                      (408)
-------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR                                     2,086                      1,976                      2,774
-------------------------------------------------------------------------------------------------------------------------------
TOTAL COMPREHENSIVE INCOME (LOSS)
  AND SHAREHOLDER'S EQUITY                            $491        $4,520        $(217)       $4,335          $789       $4,052
-----------------------------------------------------==========================================================================

The accompanying Notes to the Financial Statements are an integral part of these statements.

                                          CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                            CONSOLIDATED STATEMENTS OF CASH FLOWS

==============================================================================================================================
(In millions)
------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                      2003              2002           2001
------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                   $    416          $  (448)       $    708
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
     Insurance liabilities                                                              (376)           1,317            (217)
     Reinsurance recoverables                                                            170              178              91
     Deferred policy acquisition costs                                                    (7)              (8)            (28)
     Premiums accounts and notes receivable                                              165              (23)            (84)
     Other assets                                                                         87              (33)             55
     Accounts payable, accrued expenses and other liabilities                           (144)              59             185
     Current income taxes                                                                501             (471)           (125)
     Deferred income taxes                                                                29              (19)            339
     Realized investment (gains) losses                                                  (73)             155             225
     Depreciation and amortization                                                       165              155             153
     Gains on sales of businesses                                                        (84)             (73)           (201)
     Other, net                                                                           77              (65)            (76)
     Proceeds from sales and maturities of securities supporting
        experience-rated pension policyholder contracts, net of purchases                867               --              --
                                                                                    --------          -------        --------
     Net cash provided by operating activities                                         1,793              724           1,025
                                                                                    --------          -------        --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
     Fixed maturities                                                                  6,802            3,275           1,792
     Mortgage loans                                                                      818            1,249             579
     Equity securities                                                                    19               11               6
     Other (primarily short-term investments)                                         17,134            9,607           6,599
Investment maturities and repayments:
     Fixed maturities                                                                  1,889            1,756           1,989
     Mortgage loans                                                                    1,223              849             550
Investments purchased:
     Fixed maturities                                                                 (8,809)          (8,327)         (5,054)
     Mortgage loans                                                                   (1,868)            (965)         (1,310)
     Equity securities                                                                   (43)              (3)             (1)
     Other (primarily short-term investments)                                        (17,390)          (8,512)         (6,877)
Property and equipment, net                                                              (93)            (278)           (348)
                                                                                    --------          -------        --------
     Net cash used in investing activities                                              (318)          (1,338)         (2,075)
                                                                                    --------          -------        --------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits and interest credited to contractholder deposit funds                         7,575            8,468           8,536
Withdrawals and benefit payments from contractholder deposit funds                    (9,048)          (8,222)         (6,964)
Dividends paid to parent                                                                (300)            (350)           (408)
Capital Contribution                                                                      --              850               2
                                                                                    --------          -------        --------
     Net cash provided by (used in) financing activities                              (1,773)             746           1,166
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    (298)             132             116
Cash and cash equivalents, beginning of year                                             870              738             622
------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                                              $    572          $   870        $    738
-----------------------------------------------------------------------------------===========================================
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
     Income taxes paid (received), net                                              $   (372)         $   215        $    132
------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to the Financial Statements are an integral part of these statements.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

Connecticut General Life Insurance Company (Connecticut General) and its subsidiaries provide employee benefits offered through the workplace, including group life and health insurance, retirement products and services; and investment management. In addition, Connecticut General has an international operation that offers similar products to businesses and individuals in selected markets, and has certain inactive businesses including a run-off reinsurance operation. See Note 4(A) for information regarding the sale of the retirement business, which occurred on April 1, 2004. Connecticut General is an indirect wholly owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION
   ---------------------

The consolidated financial statements include the accounts of Connecticut General, all significant subsidiaries, and certain variable interest entities of which Connecticut General is the primary beneficiary.
Intercompany transactions and accounts have been eliminated in consolidation.

These consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States. Amounts recorded in the financial statements reflect management's estimates and assumptions about medical costs, investment valuation, interest rates and other factors. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

Certain reclassifications have been made to prior years' amounts to conform to the 2003 presentation.

B. RECENT ACCOUNTING PRONOUNCEMENTS
   --------------------------------

CONSOLIDATION. In January 2003, the Financial Accounting Standards Board
(FASB) issued Interpretation No. 46, "Consolidation of Variable Interest Entities," that provides criteria for consolidating certain entities based on majority ownership of expected losses or residual returns. In December 2003, the FASB postponed the required implementation date for certain entities to March 31, 2004. On that date, Connecticut General expects to record additional assets and liabilities, primarily associated with real estate joint ventures, of up to $70 million each, including $55 million of nonrecourse liabilities. In the unlikely event that all of the underlying assets of these entities had no value and all other participants in these entities failed to meet their obligations, Connecticut General estimates that its maximum exposure to loss at December 31, 2003 would approximate $75 million, representing Connecticut General's net investment in and additional commitments to these entities, including recourse liabilities. Connecticut General expects to recover the recorded amounts of its investments in variable interest entities.

Connecticut General currently consolidates certain variable interest entities for which an affiliate of Connecticut General serves as asset manager. At December 31, 2003, Connecticut General has recorded investments of approximately $195 million and nonrecourse liabilities of approximately $55 million for these entities, which issue investment products secured by commercial loan pools. Connecticut General also consolidates real estate joint ventures with assets of $20 million and nonrecourse liabilities of $5 million.

DERIVATIVE INSTRUMENTS. In April 2003, the FASB issued an amendment to Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). Implementation of the SFAS No. 133 amendment in the third quarter of 2003 had no effect on Connecticut General's financial statements. In addition, the FASB finalized an implementation issue relating to SFAS No. 133, effective October 1, 2003.

The implementation issue and a recently issued Statement of Position (described below) address accounting for liabilities that provide contractholders with returns based on pools of investments, and each permits a one-time accounting reclassification of investment securities from available-for-sale to trading. In the fourth quarter of 2003, Connecticut General reclassified securities supporting

NOTES TO THE FINANCIAL STATEMENTS

experience-rated pension policyholder contracts associated with its retirement business to trading, and now reports these securities in a separate balance sheet caption. Under the experience-rating process, unrealized gains and losses recognized for these securities accrue to policyholders. Accordingly, the accounting reclassification did not affect Connecticut General's net income.

The implementation issue requires companies to recognize the fair value of an embedded derivative in contractholder liabilities. This embedded derivative reflects contractual features including the changes in credit risk of a pool of investments. The effect of implementing this requirement was not material to Connecticut General's financial statements. However, a portion of the liabilities reinsured in the Retirement sale may be impacted by changes in the values of related invested assets as a result of this requirement. These changes, which may be material to net income and possibly shareholders' equity, may be recognized through 2006. See Note 4 for information about the sale.

Additional information regarding SFAS No. 133 and the nature and accounting treatment of Connecticut General's derivative financial instruments is included in Note 8(H).

LONG-DURATION CONTRACTS. In July 2003, the American Institute of Certified Public Accountants issued a Statement of Position (SOP), "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," for implementation in the first quarter of 2004.

The SOP addresses accounting for certain contractual features of investment-related and universal life contracts and for separate accounts. The cumulative effect of implementing the SOP in the first quarter of 2004 is expected to reduce net income by approximately $125 million, of which $120 million results from recording liabilities for certain experience-rated pension policyholder contracts based on the appreciated value of associated pools of investments, primarily mortgage loans. The remaining cumulative effect results from implementing the SOP's requirements applicable to universal life contracts and separate accounts.

Connecticut General's accounting for reinsurance of guaranteed minimum death benefits and guaranteed minimum income benefits is not affected by the provisions of the SOP.

GOODWILL AND OTHER INTANGIBLE ASSETS. As of January 1, 2002, Connecticut General adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for reporting and measuring goodwill and other intangible assets.

In accordance with the standard, Connecticut General ceased goodwill amortization on January 1, 2002. Although goodwill is no longer amortized, SFAS No. 142 requires goodwill and certain intangible assets to be evaluated for impairment at least annually, and written down through earnings when impaired. At implementation, Connecticut General's evaluation of its goodwill, based on discounted cash flow analyses, resulted in no impairment loss. Connecticut General's annual evaluation of its goodwill and intangible assets during 2003 and 2002 also resulted in no impairment loss.

For comparative purposes, net income excluding goodwill amortization was $727 million for the year ended December 31, 2001. Goodwill amortization is attributable to the Health Care segment.

IMPAIRMENT OF LONG-LIVED ASSETS. As of January 1, 2002, Connecticut General adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," and reclassified real estate of $90 million to "held and used" from "held for sale". Adoption of SFAS No. 144 did not have a material effect on Connecticut General's consolidated financial statements. See Note 2(D) for further information regarding the accounting treatment of Connecticut General's real estate investments.

C. FINANCIAL INSTRUMENTS
   ---------------------

In the normal course of business, Connecticut General enters into transactions involving various types of financial instruments. These financial instruments include:

NOTES TO THE FINANCIAL STATEMENTS

o various investments (such as fixed maturities, securities supporting experience-rated pension policyholder contracts and equity securities); and

o off-balance-sheet instruments (such as investment and certain loan commitments and financial guarantees).

These instruments may change in value due to interest rate and market fluctuations, and most also have credit risk. Connecticut General evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

Most financial instruments that are subject to fair value disclosure requirements are carried in the financial statements at amounts that approximate fair value. The following table shows the fair values and carrying values of Connecticut General's financial instruments not carried at fair value, at the end of 2003 and 2002:

======================================================================
 (In millions)                   2003                     2002
----------------------------------------------------------------------
                           FAIR      CARRYING       Fair     Carrying
                          VALUE         VALUE      Value        Value
----------------------------------------------------------------------
Mortgage loans           $ 8,429      $ 7,852     $ 8,789     $ 7,974
Contractholder
 deposit funds,
 excluding
 universal
 life products           $19,101      $18,689     $20,863     $20,225
----------------------------------------------------------------------

Fair values of off-balance-sheet financial instruments were not material.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, management estimates fair value based on discounted cash flow analyses, which use current interest rates for similar financial instruments with comparable terms and credit quality. Management estimates the fair value of liabilities for contractholder deposit funds using the amount payable on demand and, for those deposit funds not payable on demand, using discounted cash flow analyses. In many cases, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the instrument were sold immediately.

D. INVESTMENTS
   -----------

A significant portion of Connecticut General's investment assets is attributable to experience-rated pension policyholder contracts associated with the retirement business. Under the experience-rating process for pension contracts, net investment income and other revenues on these assets generally accrue to policyholders and are primarily offset by amounts included in benefits, losses and settlement expenses. Realized and unrealized investment gains and losses on these assets are reported net of amounts that accrue to pension policyholders. See Note 2(B) for a discussion of Connecticut General's 2003 reclassification of securities supporting experience-rated pension policyholder contracts.

Realized and unrealized investment gains and losses are also reported net of amounts to adjust future policy benefits for certain annuities that would be required had related investments been sold at their current fair values.

FIXED MATURITIES, EQUITY SECURITIES AND SECURITIES SUPPORTING EXPERIENCE-RATED PENSION POLICYHOLDER CONTRACTS. Fixed maturities include bonds, mortgage- and other asset-backed securities and redeemable preferred stocks. Equity securities include common and non-redeemable preferred stocks. These investments are classified as available for sale and are carried at fair value with changes in fair value recorded in shareholders' equity. Fixed maturities and equity securities are considered impaired, and their cost basis is written down to fair value through earnings, when management expects a decline in value to persist (i.e. the decline is "other than temporary").

Securities supporting experience-rated pension policyholder contracts include fixed maturities and equity securities. Beginning October 1, 2003, these securities are classified as trading and are carried at fair value, with changes in fair value reported in other revenues. Under the experience-rating process, results generally accrue to policyholders and are offset by amounts reported in benefits, losses and settlement expenses.

MORTGAGE LOANS. Mortgage loans are carried at unpaid principal balances.

NOTES TO THE FINANCIAL STATEMENTS

Impaired loans are carried at the lower of unpaid principal or fair value of the underlying collateral. Connecticut General estimates the fair value of the underlying collateral primarily using internal appraisals. Mortgage loans are considered impaired when it is probable that Connecticut General will not collect amounts due according to the terms of the loan agreement.

REAL ESTATE. Investment real estate can be "held and used" or "held for sale." As of January 1, 2002, Connecticut General adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," and accounts for real estate as follows:

o Real estate "held and used" is expected to be held longer than one year and includes real estate acquired through the foreclosure of mortgage loans. Connecticut General carries real estate held and used at depreciated cost less any write-downs to fair value due to impairment and assesses impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.

o Real estate is "held for sale" when a buyer's investigation is completed, a deposit has been received and the sale is expected to be completed within the next year. Real estate held for sale is carried at the lower of carrying value or current fair value, less estimated costs to sell, and is not depreciated. Valuation reserves reflect any changes in fair value.

o Connecticut General uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third party appraisals.

Real estate acquired through the foreclosure of mortgage loans prior to implementation of SFAS No. 144 was generally classified as "held for sale." At the time of foreclosure, properties are reclassified from mortgage loans to real estate. Connecticut General rehabilitates, re-leases and sells foreclosed properties. This process usually takes from 2 to 4 years unless management considers a near-term sale preferable.

SHORT-TERM INVESTMENTS. Connecticut General classifies short-term investments as available for sale and carries them at fair value, which approximates cost.

POLICY LOANS. Policy loans are carried at unpaid principal balances.

OTHER LONG-TERM INVESTMENTS. Other long-term investments include assets in the separate accounts in excess of separate account liabilities (see Note 2(K)). These assets are carried at fair value. Investments in unconsolidated entities in which Connecticut General has significant influence are carried at cost plus Connecticut General's ownership percentage of reported income or loss. These entities include partnerships and limited liability companies holding real estate and securities.

NET INVESTMENT INCOME. When interest and principal payments on investments are current, Connecticut General recognizes interest income when it is earned. Connecticut General stops recognizing interest income when interest payments are delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on

NOTES TO THE FINANCIAL STATEMENTS

these investments is only recognized when interest payments are actually received.

INVESTMENT GAINS AND LOSSES. Realized investment gains and losses are net of policyholder share and result from sales, investment asset write-downs and changes in valuation reserves based on specifically identified assets.

Unrealized gains and losses on fixed maturities and equity securities carried at fair value are included in accumulated other comprehensive income
(loss), net of policyholder share and deferred income taxes.

Beginning October 1, 2003, changes in the fair values of securities supporting experience-rated pension policyholder contracts are reported in other revenues.

DERIVATIVE FINANCIAL INSTRUMENTS. Note 8(H) discusses Connecticut General's accounting policies for derivative financial instruments.

E. CASH AND CASH EQUIVALENTS
   -------------------------

Cash equivalents consist of short-term investments that will mature in three months or less from the time of purchase.

F. REINSURANCE RECOVERABLES
   ------------------------

Reinsurance recoverables are estimates of amounts that Connecticut General will receive from reinsurers and are recorded net of amounts management believes will not be received.

G. DEFERRED POLICY ACQUISITION COSTS
   ---------------------------------

Acquisition costs consist of incentive payments, commissions, premium taxes, and other costs that Connecticut General incurs to acquire new business. Depending on the product line they relate to, Connecticut General records acquisition costs in different ways. Acquisition costs for:

o CONTRACTHOLDER DEPOSIT FUNDS AND UNIVERSAL LIFE PRODUCTS are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.

o ANNUITY AND OTHER INDIVIDUAL LIFE INSURANCE AND GROUP HEALTH INDEMNITY PRODUCTS are deferred and amortized, generally in proportion to the ratio of periodic revenue to the estimated total revenues over the contract periods.

o    OTHER PRODUCTS are expensed as incurred.

Management estimates the present value of future revenues less expected payments on products that carry deferred policy acquisition costs. If that estimate is less than the deferred costs, Connecticut General reduces deferred policy acquisition costs and records an expense.

H. PROPERTY AND EQUIPMENT
   ----------------------

Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified, solely to meet Connecticut General's internal needs, with no plan to market externally. Costs directly related to obtaining, developing or upgrading internal-use software are capitalized. Unamortized internal-use software costs were $475 million at December 31, 2003, and $466 million at December 31, 2002.

Most of the unamortized internal-use software costs relate to Connecticut General's health care business, which is currently engaged in a multi-year project to convert to newly designed systems and processes to support business growth and service to customers. Connecticut General has incurred total costs for this project of approximately $1.1 billion from 1999

NOTES TO THE FINANCIAL STATEMENTS

through 2003, of which $460 million has been capitalized and $640 million has been expensed as incurred. Accumulated amortization of capitalized amounts for this project was $41 million at December 31, 2003, and $15 million at December 31, 2002.

Capitalized costs for this multi-year project are amortized over a 7.5 year period. The amounts of amortization will increase as additional members are migrated to the new systems.

For other capitalized costs, Connecticut General calculates depreciation and amortization principally using the straight-line method based on the estimated useful life of each asset.

Accumulated depreciation and amortization on property and equipment was $935 million at December 31, 2003 and $827 million at December 31, 2002.

As explained in Note 17, Connecticut General allocates a portion of amounts expensed or amortized to its affiliates.

I. GOODWILL
   --------

Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Connecticut General adopted SFAS No. 142, "Goodwill and Other Intangible Assets," and ceased goodwill amortization as of January 1, 2002. Connecticut General evaluates goodwill for impairment annually based on discounted cash flow analyses and writes it down through earnings when impaired.

J. OTHER ASSETS, INCLUDING OTHER INTANGIBLES
   -----------------------------------------

Other assets consist primarily of various insurance-related assets. Connecticut General's other intangible assets are primarily purchased customer lists and provider contracts. Connecticut General amortizes other intangibles on a straight-line basis over ten year periods. Management revises amortization periods if it believes there has been a change in the length of time that an intangible asset will continue to have value.

The gross carrying value of Connecticut General's other intangible assets was $27 million at December 31, 2003 and 2002. The accumulated amortization was $19 million at December 31, 2003 and $17 million at December 31, 2002.

K. SEPARATE ACCOUNTS
   -----------------

Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives, including at December 31, 2002 assets and liabilities of separate trust arrangements for the benefit of purchasers of certain investment products. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of Connecticut General's other businesses. These accounts are carried at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders and are not included in Connecticut General's revenues and expenses. Fees earned for asset management services are reported in premiums and fees.

The management fee that Connecticut General charges to separate accounts includes a guarantee fee. These fees are recognized in income as earned.

L. CONTRACTHOLDER DEPOSIT FUNDS
   ----------------------------

Liabilities for contractholder deposit funds include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges, policyholder share of changes in fair value of related investment assets and, for universal life fund balances, mortality charges.

M. UNPAID CLAIMS AND CLAIM EXPENSES
   --------------------------------

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under insurance coverages, primarily health and life, for reported claims and for losses incurred but not yet reported. Management develops these estimates using actuarial methods based upon historical data for payment patterns, cost trends, product mix, seasonality, utilization of health care services and other relevant factors. When estimates change, Connecticut General records the adjustment in benefits, losses and settlement expenses in the period in which the change in estimate is identified.

NOTES TO THE FINANCIAL STATEMENTS

N. FUTURE POLICY BENEFITS
   ----------------------

Future policy benefits are liabilities for the present value of estimated future obligations under traditional life and health policies and annuity products currently in force. These obligations are estimated using actuarial methods and primarily consist of reserves for life and disability insurance benefits, annuity contracts and guaranteed minimum death benefit contracts.

Obligations for life and disability insurance policies represent benefit contracts to be paid to policyholders, net of future premiums to be received. Obligations for annuities represent fixed monthly benefits to be paid to a group of individuals over their remaining lives. These obligations are estimated based on assumptions as to premiums, interest rates, mortality, morbidity and surrenders, allowing for adverse deviation. Mortality, morbidity and surrender assumptions are based on either Connecticut General's own experience or actuarial tables. Interest rate assumptions are based on management's judgment considering Connecticut General's experience and future expectations, and range from 2% to 10%. Obligations for certain annuities include adjustments for amounts that would be required had related investments been sold at their current fair values.

Certain specialty life reinsurance contracts guarantee a minimum death benefit under variable annuities issued by other insurance companies. These obligations represent the guaranteed death benefit in excess of the annuitant's account values (based on underlying equity and bond mutual fund investments.) These obligations are estimated based on assumptions and other considerations for lapse, partial surrenders, mortality, interest rates, market volatility as well as investment returns and premiums, consistent with the requirements of generally accepted accounting principles when a premium deficiency exists. Lapse, partial surrenders, mortality, interest rates and volatility are based on management's judgment considering Connecticut General's experience and future expectations. The results of futures contracts are reflected in the liability calculation as a component of investment returns. See also Note 5 for additional information.

O. UNEARNED PREMIUMS
   -----------------

Premiums for group life and health insurance are recognized as revenue on a pro rata basis over the contract period. The unrecognized portion of these premiums is recorded as unearned premiums.

P. OTHER LIABILITIES
   -----------------

Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and insurance-related assessments that management can reasonably estimate. Other liabilities also include the loss position of certain derivatives. (See Note 8(H)).

Q. TRANSLATION OF FOREIGN CURRENCIES
   ---------------------------------

Connecticut General generally conducts its international business through foreign branches that maintain assets and liabilities in local currencies, which are generally their functional currencies. Connecticut General uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. Translation gains or losses on functional currencies, net of applicable taxes, are recorded in accumulated other comprehensive income (loss). Connecticut General uses average exchange rates during the year to translate revenues and expenses into U.S. dollars.

R. PREMIUMS AND FEES, REVENUES AND RELATED EXPENSES
   ------------------------------------------------

Premiums for group life and health insurance coverages are recognized as revenue on a pro rata basis over the contract period. Benefits, losses and settlement expenses are recognized when incurred.

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

Revenue for investment-related products is recognized as follows:

NOTES TO THE FINANCIAL STATEMENTS

o Net investment income on assets supporting investment-related products is recognized as earned.

o Fair value changes of securities supporting experience-rated pension policyholder contracts are recognized in other revenues each period.

o Contract fees, which are based upon related administrative expenses, are assessed against the customer's fund balance ratably over the contract year and recognized as earned in premiums and fees.

Benefits, losses and settlement expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions and policyholder share of other revenues.

Revenue for universal life products is recognized as follows:

o Net investment income on assets supporting universal life products is recognized as earned.

o    Fees for mortality are recognized ratably over the policy year.

o    Administration fees are recognized as services are provided.

o    Surrender charges are recognized as earned.

Benefits, losses and settlement expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are filed, and income is credited in accordance with contract provisions.

Contract fees and expenses for administrative services only programs and pharmacy programs and services are recognized as services are provided.

S. PARTICIPATING BUSINESS
   ----------------------

Connecticut General's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of Connecticut General. Participating insurance accounted for approximately 4% of Connecticut General's total life insurance in force at the end of 2003, approximately 6% at the end of 2002 and approximately 7% at the end of 2001.

T. INCOME TAXES
   ------------

Connecticut General and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. The provision for federal income tax is calculated as if Connecticut General were filing a separate federal income tax return. Connecticut General generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes. Note 12 contains detailed information about Connecticut General's income taxes.

NOTE 3 - SEGMENT REPORTING

In 2003, Connecticut General changed its segment presentation to report its health care operations as a separate reporting segment. In addition, Connecticut General has renamed its segments as Health Care, Retirement, Run-off Reinsurance and Other Operations.

As a result of losses on guaranteed minimum death benefit contracts recognized in 2002 (see Note 5), Connecticut General placed the run-off reinsurance operations (previously reported in Other Operations) into a separate reporting segment.

Prior period amounts have been reclassified to conform to this presentation.

See Note 16 for additional information.

NOTE 4 - DISPOSITIONS

Connecticut General may from time to time acquire or dispose of assets, subsidiaries or lines of business. Significant transactions are described below.

NOTES TO THE FINANCIAL STATEMENTS

A. SALE OF RETIREMENT BUSINESS - SUBSEQUENT EVENT
   ----------------------------------------------

On April 1, 2004, CIGNA sold its retirement business underwritten by Connecticut General, excluding the corporate life insurance business. The sale included reinsurance of approximately $50 billion of liabilities and a dividend of approximately $900 million of assets. A portion of the reinsured liabilities may be impacted by changes in the values of related invested assets as a result of derivatives accounting requirements. These changes, which may be material to net income and possibly shareholders' equity, may be recognized through 2006.

B. SALE OF PORTIONS OF U.S. LIFE REINSURANCE BUSINESS
   --------------------------------------------------

In 2000, Connecticut General sold its U.S. individual life, group life and accidental death reinsurance business for an after-tax gain of approximately $85 million, which was deferred because the sale was structured as an indemnity reinsurance arrangement.

During 2002 and 2001, the acquirer entered into agreements with the reinsured parties, relieving Connecticut General of any remaining obligations to those parties. As a result, Connecticut General accelerated the recognition of $3 million after-tax of the deferred gain in 2002 and $69 million after-tax in 2001. In addition to the accelerated gain recognition, Connecticut General recognized normal amortization of $9 million after-tax in 2001. The remaining deferred gain as of December 31, 2001, was not material.

Connecticut General has placed its remaining reinsurance businesses (including its accident, domestic health, international life and health, and specialty life reinsurance businesses) into run-off and has stopped underwriting new reinsurance business. See also Notes 5 and 14 for further discussions related to the Run-off Reinsurance segment.

C. SALE OF INDIVIDUAL LIFE INSURANCE AND ANNUITY BUSINESS
   ------------------------------------------------------

In 1998, Connecticut General sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale generated an after-tax gain of approximately $800 million, the majority of which was deferred and is recognized at the rate that earnings from the sold business would have been expected to emerge (primarily over 15 years on a declining basis). This gain reflects an increase of $23 million after-tax resulting from an account review in 2003. Connecticut General recognized $54 million after-tax of the deferred gain in 2003, which included an additional $13 million after-tax as a result of this review. Connecticut General recognized $48 million after-tax of the deferred gain in 2002 and $52 million after-tax in 2001. The remaining deferred gain as of December 31, 2003, was $252 million after-tax.

NOTE 5 - CHARGES FOR THE RUN-OFF REINSURANCE SEGMENT

A. LOSSES ON GUARANTEED MINIMUM DEATH BENEFIT CONTRACTS
   ----------------------------------------------------

In 2003, Connecticut General recognized an after-tax charge of $286 million ($441 million pre-tax) related to a review of reserves for guaranteed minimum death benefit contracts. In 2002, Connecticut General recognized an after-tax charge of $720 million ($1.1 billion pre-tax) to strengthen reserves for, and to adopt a program to substantially reduce equity market risks related to these contracts.

Connecticut General's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit under certain variable annuities issued by other insurance companies. These variable annuities are essentially investments in mutual funds combined with a death benefit. Death benefits under the annuity contracts reinsured by Connecticut General are determined using various methods.

The majority of Connecticut General's exposure arises under annuities that guarantee that the benefit received at death will be no less than the highest historical account value of the related mutual fund investments on an annuitant's contract anniversary date. Under this type of death benefit, Connecticut General is liable to the extent the highest historical anniversary account value exceeds the fair value of the related mutual fund investments at the time of an annuitant's death. Other annuity designs that Connecticut General reinsured guarantee that the benefit received at death

NOTES TO THE FINANCIAL STATEMENTS

will be no less than net deposits paid into the contract accumulated at a specified rate or net deposits paid into the contract. In periods of declining equity markets and in periods of flat equity markets following a decline, Connecticut General's liabilities for these guaranteed minimum death benefits increase.

Connecticut General had future policy benefit reserves for these guaranteed minimum death benefit contracts of approximately $1.2 billion as of December 31, 2003, and approximately $1.4 billion as of December 31, 2002.

Management estimates reserves for variable annuity death benefit exposures based on assumptions and other considerations, including lapse, partial surrender, mortality, interest rates and volatility. These are based on Connecticut General's experience and future expectations. Connecticut General monitors actual experience to update these reserve estimates as necessary.

Lapse refers to the full surrender of an annuity prior to an annuitant's death. Partial surrender refers to the fact that most annuitants have the ability to withdraw substantially all of their mutual fund investments while retaining any available death benefit coverage in effect at the time of the withdrawal. Volatility refers to market volatility that affects the costs of the program adopted by Connecticut General to reduce equity market risks associated with these liabilities.

The determination of reserves for variable annuity death benefits requires Connecticut General to make critical accounting estimates. Management believes the current assumptions and other considerations used to estimate reserves for these liabilities are appropriate.

However, if actual experience differs from the assumptions and other considerations (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating these reserves, the resulting change could have a material adverse effect on Connecticut General's consolidated results of operations, and in certain situations, could have a material adverse effect on Connecticut General's financial condition.

The $286 million after-tax reserve increase in 2003 included a charge relating to both actual and projected future partial surrenders, as well as updates to other assumptions such as mortality.

As a result of equity market declines and volatility in 2002, Connecticut General evaluated alternatives for addressing the exposures associated with these reinsurance contracts, considering the possibility of continued depressed equity market conditions, the potential effects of further market declines and the impact on future earnings and capital. As a result of this evaluation, Connecticut General implemented a program to substantially reduce the equity market exposures of this business by selling exchange-traded futures contracts and, potentially, other instruments, which are expected to rise in value as the equity market declines and decline in value as the equity market rises.

The purpose of this program is to substantially reduce the adverse effects of potential future stock market declines on Connecticut General's liabilities for certain reinsurance contracts, as increases in liabilities under the reinsurance contracts from a declining market will be substantially offset by gains on the futures contracts. A consequence of this program is that it also substantially reduces the positive effects of potential future equity market increases, as reductions in liabilities under these contracts from improved equity market conditions will be substantially offset by losses on the futures contracts.

The $720 million after-tax charge in 2002 consisted of:

o $620 million after-tax, principally reflecting the reduction in assumed future equity market returns as a result of implementing the program and, to a lesser extent, changes to the policy lapse, mortality, market volatility and interest rate assumptions used in estimating the liabilities for these contracts. Connecticut General determines liabilities under the reinsurance contracts using an assumption for expected future performance of equity markets. A consequence of implementing the program is, effectively, a reduction in the

NOTES TO THE FINANCIAL STATEMENTS

     assumption for expected future performance of equity markets, as the futures contracts essentially eliminate the opportunity to achieve previously expected market returns; and

o $100 million after-tax reflecting deterioration in equity markets that occurred in the third quarter of 2002 (prior to implementation of the program).

During 2003, Connecticut General added foreign-denominated, exchange-traded futures contracts and foreign currency forward contracts to this program to reduce international equity market risks associated with this business. To support its program to reduce equity risks associated with this business, Connecticut General expects to adjust the futures and forward contract positions and enter into other positions over time, to reflect changing equity market levels and changes in the investment mix of the underlying variable annuity investments.

Connecticut General recorded pre-tax losses of $550 million for 2003 and pre-tax gains of $87 million in 2002 from futures and forwards contracts. Expense offsets reflecting corresponding changes in liabilities for these guaranteed minimum death benefit contracts are included in benefits, losses and settlement expenses.

As of December 31, 2003, the aggregate fair value of the underlying mutual fund investments was approximately $52.5 billion. The death benefit coverage in force as of that date (representing the amount that Connecticut General would have to pay if all 1.4 million annuitants had died on that date) was approximately $12.9 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the fair value of the underlying mutual fund investments. The notional or face amount of the futures and forward contract positions held by Connecticut General at December 31, 2003, was $1.8 billion.

Connecticut General has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. See Note 18(B) for further information.

B. OTHER REINSURANCE CHARGES
   -------------------------

Connecticut General also recognized an after-tax charge of $143 million ($220 million pre-tax) in 2002 for Unicover and other run-off reinsurance exposures. For further information on these charges, see Note 14.

NOTE 6 - RESTRUCTURING PROGRAMS

A. FOURTH QUARTER 2002 PROGRAMS
   ----------------------------

In 2002, Connecticut General adopted a restructuring program primarily to realign the organizational structure and operations of its health care business. As a result, Connecticut General recognized during 2002, in operating expenses, a net after-tax charge of $74 million ($114 million pre-tax) in the Health Care segment. These amounts reflect a reduction in costs of $1 million after-tax ($2 million pre-tax) for other postretirement benefits for employees terminated in 2002. This benefit cost reduction continued in 2003 as employees were terminated.

During 2003, Connecticut General reduced the remaining liability for this program by $10 million after-tax ($16 million pre-tax). These reductions were primarily due to higher than expected attrition (which did not result in severance benefits or costs) and lower costs relating to outplacement and other services.

NOTES TO THE FINANCIAL STATEMENTS

This restructuring program was substantially completed in the fourth quarter of 2003. The table below shows Connecticut General's restructuring activity (pre-tax) related to severance and real estate for this program:

------------------------------------------------------------------
                            Severance
                            ---------
                         No. of                Real     Remaining
(Dollars in millions)   Employees     Cost    Estate    Liability
------------------------------------------------------------------
Fourth quarter 2002
 charge                   2,870       $ 87      $29       $116
Fourth quarter 2002
 activity:
  Employees                (480)        (2)                 (2)
  Lease costs                                    --         --
------------------------------------------------------------------
Balance as of
 December 31, 2002        2,390         85       29        114
2003 activity:
  Employees              (1,864)       (59)                (59)
  Lease costs                                    (7)        (7)
  Reduction of
    remaining balance      (487)*      (15)      (1)       (16)
------------------------------------------------------------------
Balance as of
 December 31, 2002           39       $ 11      $21       $ 32
------------------------==========================================

*Due to higher than expected attrition.

B. FOURTH QUARTER 2001 PROGRAM
   ---------------------------

In 2001, Connecticut General adopted a restructuring program primarily to consolidate existing health service centers into regional service centers. As a result, Connecticut General recognized in operating expenses an after-tax charge of $26 million ($40 million pre-tax) primarily in the Health Care segment.

This restructuring program was substantially completed in the fourth quarter of 2002. The table below shows Connecticut General's restructuring activity (pre-tax) for the program:

==================================================================
                            Severance
                            ---------
                         No. of                Real     Remaining
(Dollars in millions)   Employees     Cost    Estate    Liability
------------------------------------------------------------------
Fourth quarter 2001
 charge                   1,250       $ 20     $ 20       $ 40
Fourth quarter 2001
 activity:
   Employees               (180)        (2)                 (2)
   Lease costs                                   (1)        (1)
   Asset write-downs                             (5)        (5)
------------------------------------------------------------------
Balance as of
 December 31, 2001        1,070         18       14         32
2002 activity:
  Employees                (970)       (15)                (15)
  Lease costs                                    --         --
  Adjustment of
   remaining balance                     3       (3)        --
------------------------------------------------------------------
Balance as of
 December 31, 2002          100          6       11         17
2003 activity:
  Employees                (100)        (6)                 (6)
  Lease costs                                    (4)        (4)
  Reduction of
   remaining balance         --         --       (2)        (2)
------------------------------------------------------------------
Balance as of
 December 31, 2003           --       $ --     $  5       $  5
-------------------------=========================================

In the fourth quarter of 2003, Connecticut General reduced its remaining liability for this program by $2 million pre-tax ($1 million after-tax) resulting from favorable sublet activity.

NOTE 7 - EVENTS OF SEPTEMBER 11, 2001

As a result of claims arising from the events of September 11, 2001, Connecticut General recorded after-tax charges of $5 million in 2001. During the fourth quarter of 2002, Connecticut General revised its estimate of these liabilities associated with the events of September 11, 2001, and recognized an after-tax gain of $2 million.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 8 - INVESTMENTS

Connecticut General's investments, as recorded on the balance sheet, include policyholder share. See Note 2(D) for discussion of the investment gains and losses associated with policyholder share.

A. FIXED MATURITIES AND EQUITY SECURITIES
   --------------------------------------

The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, were as follows at December 31, 2003:

==============================================================
                                     AMORTIZED           FAIR
(In millions)                             COST          VALUE
--------------------------------------------------------------
Due in one year or less                $   495        $   516
Due after one year through five
 years                                   3,132          3,343
Due after five years through ten
 years                                   3,296          3,560
Due after ten years                      2,563          3,051
Mortgage- and other asset-backed
 securities                              1,565          1,643
--------------------------------------------------------------
Total                                  $11,051        $12,113
------------------------------------==========================

Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases Connecticut General may extend maturity dates.

Gross unrealized appreciation (depreciation) on fixed maturities by type of issuer is shown below. Amounts for 2003 reflect the reclassification to trading of securities supporting experience-rated pension policyholder contracts. The changes in fair value of securities supporting pension policyholder contracts are reported through other revenues.

-------------------------------------------------------------------
                                  DECEMBER 31, 2003
-------------------------------------------------------------------
                  AMORTIZED   UNREALIZED    UNREALIZED     FAIR
(In millions)          COST    APPRECIATION  DEPRECIATION   VALUE
-------------------------------------------------------------------
Federal
 government and
 agency             $   565      $  170         $ --      $   735
State and local
 government              93          10           --          103
Foreign
 government             291          32           (1)         322
Corporate             8,433         805          (32)       9,206
Federal agency
 mortgage-backed        177           2           (1)         178
Other
 mortgage-backed        468          28           (3)         493
Other
 asset-backed         1,024          61           (9)       1,076
-------------------------------------------------------------------
Total               $11,051      $1,108         $(46)     $12,113
-------------------================================================

-------------------------------------------------------------------
                                  December 31, 2002
-------------------------------------------------------------------
                  Amortized   Unrealized    Unrealized     Fair
(In millions)          Cost    Appreciation  Depreciation   Value
-------------------------------------------------------------------
Federal             $   790      $  249        $  --      $ 1,039
 government and
 agency
State and local
 government             165          20           --          185
Foreign
 government             295          41           --          336
Corporate            15,765       1,265         (180)      16,850
Federal agency
 mortgage-backed        987          31           --        1,018
Other
 mortgage-backed      1,996         100           (5)       2,091
Other
 asset-backed         2,043         132          (45)       2,130
-------------------------------------------------------------------
Total               $22,041      $1,838        $(230)     $23,649
-------------------================================================


As of December 31, 2003, Connecticut General had commitments to purchase $14 million of fixed maturities. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse all of the committed amounts in 2004.

NOTES TO THE FINANCIAL STATEMENTS

REVIEW OF DECLINES IN FAIR VALUE. Management reviews fixed maturities and equity securities for impairment based on criteria that include:

o    length of time of decline;
o    financial health and specific near term prospects of the issuer; and
o changes in the regulatory, economic or general market environment of the issuer's industry or geographic region.

As of December 31, 2003, fixed maturities with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

=====================================================================
                                  FAIR    AMORTIZED       UNREALIZED
(In millions)                    VALUE         COST     DEPRECIATION
---------------------------------------------------------------------
One year or less:
   Investment grade             $1,440      $1,472         $(32)
   Below investment
    grade                       $   78      $   85         $ (7)
More than one year:
   Investment grade             $   64      $   66         $ (2)
   Below investment
    grade                       $   70      $   75         $ (5)
---------------------------------------------------------------------

There were no equity securities with a material decline in fair value from cost at December 31, 2003. See Note 10(B) for discussion of impairments included in realized gains and losses.

B. SECURITIES SUPPORTING EXPERIENCE-RATED PENSION POLICYHOLDER CONTRACTS
   ---------------------------------------------------------------------

At December 31, 2003, securities supporting experience-rated pension policyholder contracts included fixed maturities of $11.2 billion and equity securities of $5 million. The change in the net holding gain or loss on these securities held at December 31, 2003 was a pre-tax net loss of $174 million, and was reported in other revenues. The change in fair values of securities supporting experience-rated pension policyholder contracts sold during 2003, was a pre-tax net gain of $48 million. See Note 2(B) for discussion of reclassification.

As of December 31, 2003, Connecticut General had commitments to purchase $35 million of securities supporting experience-rated pension policyholder contracts. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse all of the committed amounts in 2004.

C. MORTGAGE LOANS, REAL ESTATE AND OTHER LONG-TERM INVESTMENTS
   -----------------------------------------------------------

Connecticut General's mortgage loans and real estate investments are diversified by property type, location, and, for mortgage loans, borrower. Mortgage loans, which are secured by the related property, are generally made at less than 70% of the property's value.

At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

=================================================================
(In millions)                           2003              2002
-----------------------------------------------------------------
Mortgage loans                         $7,852            $7,974
                                       ------            ------
Real estate:
   Held for sale                           --                18
   Held and used                          141               226
                                       ------            ------
Total real estate                         141               244
-----------------------------------------------------------------
Total                                  $7,993            $8,218
-------------------------------------============================

At December 31, mortgage loans and real estate investments were distributed among the following property types and geographic regions:

=================================================================
(In millions)                           2003              2002
-----------------------------------------------------------------
PROPERTY TYPE
Office buildings                       $3,057            $3,563
Retail facilities                       1,956             2,100
Apartment buildings                       968             1,063
Hotels                                    953               567
Industrial                                830               722
Other                                     229               203
-----------------------------------------------------------------
Total                                  $7,993            $8,218
-------------------------------------============================
GEOGRAPHIC REGION
Central                                $1,947            $2,136
Pacific                                 1,880             1,826
South Atlantic                          1,770             1,725
Middle Atlantic                         1,180             1,280
Mountain                                  754               776
New England                               462               475
-----------------------------------------------------------------
Total                                  $7,993            $8,218
-------------------------------------============================

MORTGAGE LOANS. At December 31, 2003, scheduled mortgage loan maturities were as follows: $773 million in 2004, $918

NOTES TO THE FINANCIAL STATEMENTS

million in 2005, $1.1 billion each in 2006 and 2007, and $4.0 billion thereafter.

Actual maturities could differ from contractual maturities for several reasons: borrowers may have the right to prepay obligations, with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced.

As of December 31, 2003, Connecticut General had commitments to extend credit under commercial mortgage loan agreements of $281 million, most of which were at a fixed market rate of interest. These loan commitments are diversified by property type and geographic region. Connecticut General expects to disburse 95% of the committed amounts in 2004.

At December 31, impaired mortgage loans and valuation reserves, including policyholder share, were as follows:

=================================================================
(In millions)                           2003             2002
-----------------------------------------------------------------
Impaired loans with no valuation       $ 261            $ 198
 reserves
Impaired loans with valuation
 reserves                                102               41
                                        ----             ----
Total impaired loans                     363              239
Less valuation reserves                   18               10
-----------------------------------------------------------------
Net impaired loans                     $ 345            $ 229
-------------------------------------============================

During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

=================================================================
(In millions)                            2003            2002
-----------------------------------------------------------------
Reserve balance - January 1               $10            $ 14
Charge-offs upon sales                     --             (27)
Net change in reserves                      8              23
-----------------------------------------------------------------
Reserve balance - December 31             $18            $ 10
-------------------------------------============================

Impaired mortgage loans, before valuation reserves, averaged approximately $297 million in 2003, and $249 million in 2002. Interest income recorded (cash received) on impaired loans was approximately $26 million in 2003 and $14 million in 2002.

During 2003, Connecticut General refinanced approximately $93 million of its mortgage loans at then-current market rates for borrowers unable to obtain alternative financing. Connecticut General refinanced $82 million during 2002.

REAL ESTATE AND OTHER LONG-TERM INVESTMENTS. During 2003 and 2002, non-cash investing activities did not include any real estate acquired through foreclosure of mortgage loans, compared to $102 million for 2001. The total of valuation reserves and cumulative write-downs related to real estate, including policyholder share, was $100 million at the end of 2003, compared to $94 million at the end of 2002. Net investment income from real estate held for sale (including policyholder share) was $1 million for 2003, $4 million for 2002 and $8 million for 2001. After-tax write-downs upon foreclosure and changes in valuation reserves (excluding policyholder share) were $1 million for 2003, $11 million for 2002 and $4 million for 2001.

As of December 31, 2003, Connecticut General had commitments to contribute additional equity of $63 million to existing real estate joint ventures that are diversified by property type and geographic region, and $60 million to existing security partnerships that hold securities which are diversified by issuer and maturity date. Connecticut General expects to disburse approximately 76% of the committed amounts in 2004.

D. SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS
   -------------------------------------------

Short-term investments and cash equivalents included corporate securities of $180 million, other asset-backed securities of $126 million, and federal government securities of $100 million at December 31, 2003. Connecticut General's short-term investments and cash equivalents at December 31, 2002 included corporate securities of $329 million, federal government securities of $162 million and other asset backed securities of $143 million.

NOTES TO THE FINANCIAL STATEMENTS

E. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
   ---------------------------------------------------------

At December 31, unrealized appreciation (depreciation) on fixed maturities and equity securities was as follows:

===============================================================
(In millions)                              2003         2002
---------------------------------------------------------------
Unrealized appreciation:
 Fixed maturities                        $1,108        $1,838
 Equity securities                           18             5
                                         ------        ------
                                          1,126         1,843
                                         ------        ------
Unrealized depreciation:
 Fixed maturities                           (46)         (230)
 Equity securities                           --            (1)
                                         ------        ------
                                            (46)         (231)
                                         ------        ------
                                          1,080         1,612

Less policyholder-share                     411         1,085
                                         ------        ------
Shareholder net unrealized
 appreciation                               669           527
Less deferred income taxes                  236           185
---------------------------------------------------------------
Net unrealized appreciation              $  433        $  342
----------------------------------------=======================

F. NON-INCOME PRODUCING INVESTMENTS
   --------------------------------

As of December 31, the carrying values of investments, that were non-income producing during the preceding twelve months are shown below. These amounts include policyholder share except for fixed maturities reclassified to securities supporting experience-rated pension policyholder contracts in 2003.

===============================================================
(In millions)                              2003         2002
---------------------------------------------------------------
Fixed maturities                           $ 21          $ 42
Mortgage loans                                1            --
Real estate                                  --            39
Other long-term investments                 179           105
---------------------------------------------------------------
Total                                      $201          $186
----------------------------------------=======================

G. CONCENTRATION OF RISK
   ---------------------

As of December 31, 2003 and 2002, Connecticut General did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholder's equity.

H. DERIVATIVE FINANCIAL INSTRUMENTS
   --------------------------------

Connecticut General's investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, Connecticut General typically uses derivatives to minimize interest rate, foreign currency and equity price risks. Connecticut General routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk.

Connecticut General uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

Connecticut General accounts for derivative instruments as follows:

o Derivatives are reported on the balance sheet at fair value with changes in fair values reported in net income or accumulated other comprehensive income.

o Changes in the fair value of derivatives that hedge market risk related to future cash flows - and that qualify for hedge accounting - are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.

o A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, Connecticut General reflects hedge ineffectiveness in net income (generally as part of realized investment gains and losses).

o Features of certain investments and obligations, called embedded derivatives, are accounted for as derivatives. As permitted under SFAS No. 133, derivative accounting has not been applied to these features of such investments or obligations existing before January 1, 1999.

NOTES TO THE FINANCIAL STATEMENTS

In 2003, Connecticut General recorded a pre-tax loss of $4 million in other operating expenses reflecting the net changes in fair value (due to revised credit risk assumptions partially offset by stock market increases) for reinsurance contracts that guarantee minimum income benefits. In 2002, Connecticut General recorded a pre-tax loss of $16 million reflecting the net changes in fair value for these contracts due to stock market decreases and changes in assumptions.

Connecticut General recorded pre-tax realized investment gains (losses) from swaps on commercial loan pools of $23 million in 2003, $(1) million in 2002 and $(12) million in 2001.

See Note 5 to the Financial Statements for a discussion of derivatives associated with guaranteed minimum death benefit contracts and Note 18 to the Financial Statements for a discussion of derivatives associated with guaranteed minimum income benefit contracts. The other effects of derivatives were not material to Connecticut General's consolidated results of operations, liquidity or financial condition for 2003, 2002 or 2001.

NOTES TO THE FINANCIAL STATEMENTS

The table below presents information about the nature and accounting treatment of Connecticut General's primary derivative financial instruments. Derivatives in Connecticut General's separate accounts are not included because associated gains and losses generally accrue directly to policyholders.

==================================================================================================================================
INSTRUMENT           RISK        PURPOSE                            CASH FLOWS                         ACCOUNTING POLICY
----------------------------------------------------------------------------------------------------------------------------------
FUTURES AND FOREIGN  Primarily   To reduce domestic and             For futures, Connecticut General   Fair value changes are
CURRENCY FORWARDS    equity      international equity market        receives (pays) cash daily in      reported in other revenues.
                     and         exposures  for certain             the amount of the change in fair   Fair values of foreign
                     foreign     specialty life reinsurance         value of the futures contracts.    currency forwards are
                     currency    contracts that guarantee           For foreign currency forwards,     recorded in other assets or
                     risks       death benefits resulting from      Connecticut General periodically   other liabilities.
                                 changes in variable annuity        exchanges the difference between
                                 account values based on            domestic and international
                                 underlying mutual funds.           currencies, to begin at a
                                                                    designated future date.
----------------------------------------------------------------------------------------------------------------------------------
FUTURES              Interest    To hedge fair value changes of     Connecticut General receives       Using cash flow hedge
                     rate risk   fixed maturity and mortgage        (pays) cash daily in the amount    accounting, fair value
                                 loan investments to be purchased.  of the change in fair value        changes are reported in
                                                                    of the futures contracts.          other comprehensive income
                                                                                                       and amortized into net
                                                                                                       investment income over the
                                                                                                       life of the investments
                                                                                                       purchased.
----------------------------------------------------------------------------------------------------------------------------------
SWAPS                Interest    To hedge the interest or foreign   Connecticut General periodically   Using cash flow hedge
                     rate and    currency cash flows of fixed       exchanges cash flows between       accounting, fair values of
                     foreign     maturities, securities supporting  variable and fixed interest        swaps hedging fixed
                     currency    experience-rated pension           rates or between two currencies    maturities and mortgage
                     risk        policyholder contracts and         for both principal and interest.   loans are reported in other
                                 mortgage loans to match associated                                    long-term investments or
                                 liabilities. Currency swaps                                           other liabilities and other
                                 are primarily euros and extend for                                    comprehensive income. Net
                                 periods of up to 18 years.                                            interest cash flows are
                                                                                                       reported in net investment
                                                                                                       income. For swaps hedging
                                                                                                       securities supporting
                                                                                                       experience-rated pension
                                                                                                       policyholder contracts,
                                                                                                       fair value changes are
                                                                                                       reported in other long-term
                                                                                                       investments or other
                                                                                                       liabilities and in
                                                                                                       contractholder deposit fund
                                                                                                       liabilities, with no effect
                                                                                                       on net income.
----------------------------------------------------------------------------------------------------------------------------------
FORWARD SWAPS        Interest    To hedge fair value changes of     Connecticut General periodically   Fair values are reported in
                     rate risk   securities and mortgage loans      exchanges the difference between   other long-term investments
                                 supporting experience-rated        variable and fixed rate asset cash or other liabilities and in
                                 pension policyholder contracts.    flows, to begin at a designated    contractholder deposit fund
                                                                    future date.                       liabilities, with no effect
                                                                                                       on net income.
                                 -------------------------------------------------------------------------------------------------
                                 To hedge fair value changes of     Connecticut General receives       Fair values of the forward
                                 mortgage loan participations to    (pays) cash in the amount of fair  swaps are reported in other
                                 be sold.                           value changes when the mortgage    assets or liabilities, with
                                                                    loan participation is sold.        changes reported in other
                                                                                                       revenues or other operating
                                                                                                       expenses.
----------------------------------------------------------------------------------------------------------------------------------
SWAPS ON             Interest    To obtain returns based on the     Connecticut General receives       Fair values of the swaps
COMMERCIAL LOAN      rate and    performance of underlying          cash based on the performance of   are reported in other long-
POOLS                credit      commercial loan pools.             underlying commercial loan pools.  term investments or other
                     risk                                                                              liabilities, with changes
                                                                                                       reported in realized
                                                                                                       investment gains and losses.
                                                                                                       Prior to December 31, 2003,
                                                                                                       total return swaps were
                                                                                                       reported as embedded
                                                                                                       derivatives in fixed
                                                                                                       maturities.
----------------------------------------------------------------------------------------------------------------------------------
WRITTEN AND          Primarily   Connecticut General has written    Connecticut General periodically   Fair values are reported in
PURCHASED OPTIONS    equity      specialty life reinsurance         receives (pays) fees and will      other liabilities and other
                     risk        contracts to guarantee minimum     pay (receive) cash resulting       assets. Changes in fair
                                 income benefits resulting from     from the unfavorable changes in    value are reported in other
                                 unfavorable changes in variable    account values when account        operating expenses.
                                 annuity account values based on    holders elect to receive minimum
                                 underlying mutual funds.           income payments.
                                 Connecticut General purchased
                                 reinsurance contracts to hedge
                                 the market risks assumed. These
                                 contracts are accounted for as
                                 written and purchased options.
----------------------------------------------------------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS

NOTE 9 - ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Changes in accumulated other comprehensive income (loss) (which exclude policyholder share) were as follows:

================================================================
                                              Tax
                                           (Expense)
(In millions)                    Pre-Tax    Benefit    After-Tax
================================================================
2003
================================================================
NET UNREALIZED
 APPRECIATION, SECURITIES:
Unrealized appreciation on
 securities held                  $119      $ (43)       $ 76
Losses realized on securities       23         (8)         15
----------------------------------------------------------------
  Net unrealized appreciation,
   securities                     $142      $ (51)       $ 91
--------------------------------================================
  NET UNREALIZED DEPRECIATION,
   DERIVATIVES                    $(28)     $  10        $(18)
--------------------------------================================
  NET TRANSLATION OF FOREIGN
   CURRENCIES                     $  3      $  (1)       $  2
--------------------------------================================
2002
----------------------------------------------------------------
NET UNREALIZED
 APPRECIATION, SECURITIES:
  Unrealized appreciation on
   securities held                $159      $ (43)       $116
  Losses realized on securities    178        (63)        115
----------------------------------------------------------------
  Net unrealized appreciation,
   securities                     $337      $(106)       $231
--------------------------------================================
  NET UNREALIZED DEPRECIATION,
   DERIVATIVES                    $ (6)     $   2        $ (4)
--------------------------------================================
  NET TRANSLATION OF FOREIGN
   CURRENCIES                     $ 10      $  (6)       $  4
--------------------------------================================
  2001
----------------------------------------------------------------
  NET UNREALIZED
   APPRECIATION, SECURITIES:
  Unrealized depreciation on
   securities held                $(96)     $  33        $(63)
  Losses realized on securities    224        (78)        146
  Reclassification to
   establish separate caption
   for derivatives                  (6)         2          (4)
----------------------------------------------------------------
  Net unrealized appreciation,
   securities                     $122      $ (43)       $ 79
--------------------------------================================
  NET UNREALIZED
   APPRECIATION, DERIVATIVES:
  Reclassification to
   establish separate caption
   for derivatives                $  6      $  (2)       $  4
  Unrealized appreciation on
   derivatives held                  8         (3)          5
----------------------------------------------------------------
  Net unrealized appreciation,
   derivatives                    $ 14      $  (5)       $  9
--------------------------------================================
  NET TRANSLATION OF FOREIGN
   CURRENCIES                     $(11)     $   4        $ (7)
--------------------------------================================


NOTE 10 - INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
   ---------------------

The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

===============================================================
(In millions)                     2003       2002      2001
---------------------------------------------------------------
Fixed maturities                 $1,353     $1,505     $1,429
Securities supporting
 experience-rated pension
 policyholder contracts             171         --         --
Equity securities                     2          1          1
Mortgage loans                      581        644        713
Policy loans                        136        177        208
Real estate                          71         59         90
Other long-term investments          21         33         36
Short-term investments and
 cash                                15         18         43
                                 ------     ------     ------
                                  2,350      2,437      2,520

Less investment expenses             85         71         79
---------------------------------------------------------------
Net investment income            $2,265     $2,366     $2,441
-------------------------------================================

Net investment income attributable to experience-rated pension policyholder contracts (which is included in Connecticut General's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses) was approximately $1.0 billion for 2003, $1.3 billion for 2002 and $1.5 billion for 2001. Net investment income for separate accounts (which is not reflected in Connecticut General's revenues) was approximately $600 million for 2003, $800 million for 2002 and $1.0 billion for 2001.

Fixed maturities, securities supporting experience-rated pension policyholder contracts and mortgage loans on which Connecticut General recognizes interest income only when cash is received (referred to as non-accrual investments), including policyholder share, were as follows at December 31:

===============================================================
(In millions)                          2003            2002
---------------------------------------------------------------
Restructured                           $ 93            $148
Delinquent                               72             112
---------------------------------------------------------------
Total non-accrual investments          $165            $260
-------------------------------------==========================

Net investment income was $13 million lower in 2003, $23 million lower in 2002 and $18 million lower in 2001 than it would have been if interest on

NOTES TO THE FINANCIAL STATEMENTS

non-accrual investments had been recognized in accordance with the original terms of these investments.

B. REALIZED INVESTMENT GAINS AND LOSSES
   ------------------------------------

Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

===============================================================
(In millions)                     2003       2002       2001
---------------------------------------------------------------
Fixed maturities                  $(24)     $(178)     $(214)
Equity securities                    1         --        (10)
Mortgage loans                      (2)       (10)        (1)
Real estate                        (18)       (37)       (11)
Other                              116         70         11
                                  ----      ------     ------
                                    73       (155)      (225)

Less income taxes (benefits)        25        (46)       (79)
---------------------------------------------------------------
Net realized investment gains
 (losses)                         $ 48      $(109)     $(146)
--------------------------------===============================

Realized investment gains and losses included impairments in the value of investments, net of recoveries, of $127 million in 2003, $157 million in 2002 and $185 million in 2001.

Realized investment gains and losses that are not reflected in Connecticut General's revenues for the year ended December 31 were as follows:

===============================================================
(In millions)                     2003       2002       2001
---------------------------------------------------------------
Separate accounts                $(208)   $(1,695)     $(810)
Policyholder contracts:
  Policyholder results           $ 189    $  (520)     $(157)
  Effects of 2003 trading
   reclassification              $ 814    $    --      $  --
---------------------------------------------------------------

Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

===============================================================
(In millions)                      2003        2002     2001
---------------------------------------------------------------
Proceeds from sales               $6,821      $3,286   $1,798
Gross gains on sales              $  243      $  102   $   60
Gross losses on sales             $  (57)     $ (289)  $ (130)
---------------------------------------------------------------

NOTE 11- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

The Connecticut Insurance Department, which regulates Connecticut General, prescribes accounting practices (which differ in some respects from generally accepted accounting principles) to determine statutory net income and surplus.

Connecticut General's statutory net income (loss) for the year ended, and surplus as of, December 31 were as follows:

===============================================================
(In millions)                     2003        2002       2001
---------------------------------------------------------------
Net income (loss)                 $  705     $ (445)    $  358
Surplus                           $2,859     $2,298     $2,141
---------------------------------------------------------------

Connecticut General is subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) it may extend to its shareholder without prior approval of regulatory authorities. The maximum dividend distribution that Connecticut General may make during 2004 without prior approval is $591 million. The amount of net assets that could not be distributed without prior approval as of December 31, 2003 was $3.9 billion.

Connecticut General's capital stock consisted of 5,978,322 shares of common stock authorized and outstanding as of December 31, 2003 and 2002 (par value $5).

NOTE 12 - INCOME TAXES

Management believes that Connecticut General's taxable income expected to be generated in the future will be sufficient to realize Connecticut General's net deferred tax assets of $507 million as of December 31, 2003, and $574 million as of December 31, 2002. This determination is based on Connecticut General's earnings history and future expectations.

Connecticut General's deferred tax asset is net of a federal valuation allowance of $48 million as of December 31, 2003, and $45 million as of December 31, 2002. The valuation allowance represents reserves against the recoverability of asset basis. The valuation allowance reflects management's assessment as to whether certain deferred tax assets will be realizable. Their assessment could be revised in the near term if underlying circumstances change.

Through 1983, a portion of Connecticut General's statutory income was not subject to current income taxation, but was accumulated in a designated policyholders' surplus account. Additions

NOTES TO THE FINANCIAL STATEMENTS

to the account were no longer permitted beginning in 1984. Connecticut General's existing account balance of $450 million would result in a $158 million tax liability only if it were distributed or treated as distributed to shareholders as defined by the Internal Revenue Code. Connecticut General has not provided taxes on this amount because management believes it is remote that conditions requiring taxation will be met.

CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service. In management's opinion, adequate tax liabilities have been established for all years. These liabilities could be revised in the near term if estimates of the ultimate liability change.

Deferred income tax assets and liabilities as of December 31 were as follows:

================================================================
(In millions)                                  2003       2002
----------------------------------------------------------------
DEFERRED TAX ASSETS
Investments, net                               $147       $180
Employee and retiree benefit
 plans                                          224        271
Deferred gains on sales of
 businesses                                     136        155
Policy acquisition expenses                     132        117
Other insurance and
 contractholder liabilities                     314        235
Other                                            35         18
                                               ----       ----
Deferred tax assets before
 valuation allowance                            988        976
Valuation allowance for
 deferred tax assets                            (48)       (45)
                                               ----       ----
Deferred tax assets, net of
 valuation allowance                            940        931
                                               ----       ----
DEFERRED TAX LIABILITIES
Depreciation and amortization                   197        172
Unrealized appreciation on
 investments                                    236        185
                                               ----       ----
Total deferred tax liabilities                  433        357
----------------------------------------------------------------
Net deferred income tax assets                 $507       $574
---------------------------------------------===================

Current income taxes receivable were $64 million as of December 31, 2003, and $565 million as of December 31, 2002.

The components of income taxes for the year ended December 31 were as follows:

==================================================================
(In millions)                        2003        2002       2001
------------------------------------------------------------------
CURRENT TAXES (BENEFITS)
U.S. income                          $140       $(246)      $ 11
Foreign income                         (1)          2          1
State income                           (9)         --         (5)
                                     ----       -----       ----
                                      130        (244)         7
                                     ----       -----       ----
DEFERRED TAXES (BENEFITS)
U.S. income                            29         (19)       339
                                     ----       -----       ----
                                       29         (19)       339
------------------------------------------------------------------
Total income taxes (benefits)        $159       $(263)      $346
-----------------------------------===============================

Total income taxes (benefits) for the year ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

==================================================================
(In millions)                       2003       2002       2001
------------------------------------------------------------------
Tax expense (benefit) at            $201      $(249)      $369
 nominal rate
Dividends received deduction         (18)       (13)       (13)
Amortization of goodwill              --         --          5
Tax-exempt interest income            (4)        (3)        (4)
State income tax (net of
 federal income tax benefit)          (4)        --         (2)
Interest from resolved federal
 tax audits                          (11)        --         --
Change in net valuation
 allowance                             3         --         --
Other                                 (8)         2         (9)
-----------------------------------------------------------------
Total income taxes (benefits)       $159      $(263)      $346
-----------------------------------===============================

NOTE 13 - PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

A. PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
   ----------------------------------------------

Connecticut General provides pension, health care and life insurance benefits to eligible retired employees, spouses and other eligible dependents through various plans which are sponsored by CIGNA.

Pension benefits are provided through a plan covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the

NOTES TO THE FINANCIAL STATEMENTS

pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974 (ERISA). The allocated pension cost for Connecticut General was $46 million in 2003, $26 million in 2002 and $7 million in 2001. Connecticut General held assets for these plans totaling approximately $1.5 billion at December 31, 2003, and $1.3 billion at December 31, 2002.

Expense for postretirement benefits other than pensions allocated to Connecticut General totaled $9 million for 2003 and 2002 and $8 million for 2001. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities was $335 million as of December 31, 2003, and $352 million as of December 31, 2002.

B. 401(k) PLANS
   ------------

CIGNA sponsors a 401(k) plan in which CIGNA matches a portion of employees' pre-tax contributions. Participants may invest in CIGNA common stock, several diversified stock funds, a bond fund and a fixed-income fund.

CIGNA may elect to increase its matching contributions if CIGNA's annual performance meets certain targets. A substantial amount of CIGNA's matching contributions are invested in CIGNA common stock. Connecticut General's allocated expense for this plan was $23 million each for 2003 and 2002 and $28 million for 2001.

NOTE 14 - REINSURANCE

In the normal course of business, Connecticut General enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance does not relieve the originating insurer of liability. Connecticut General evaluates the financial condition of its reinsurers and monitors their concentrations of credit risk.

INDIVIDUAL LIFE AND ANNUITY REINSURANCE. Connecticut General had a reinsurance recoverable of $5.4 billion at December 31, 2003 and $5.6 billion at December 31, 2002, from Lincoln National Corporation that arose from the 1998 sale of Connecticut General's individual life insurance and annuity business to Lincoln through an indemnity reinsurance arrangement. See Note 4(C) for information about this sale.

UNICOVER AND OTHER RUN-OFF REINSURANCE. The Run-off Reinsurance operations participate in a workers' compensation reinsurance pool, which ceased accepting new risks in early 1999. This pool was formerly managed by Unicover Managers, Inc. Although an arbitration over the most significant reinsurance (retrocessional) contracts for the pool was completed in 2002, some disputes over collection of amounts due Connecticut General from the retrocessionaires continue and may require further arbitration actions to resolve. Also, disputes and arbitrations regarding other reinsurance (retrocessional) contracts for the pool remain and may not be resolved for some time.

Run-off Reinsurance also includes other workers' compensation reinsurance contracts, as well as personal accident reinsurance contracts.

In 2002, Connecticut General recorded an after-tax charge of $143 million ($220 million pre-tax) based on the outcome of the Unicover arbitration as well as a review of other exposures for the run-off reinsurance operations.

Connecticut General reserves for amounts recoverable from retrocessionaires, as well as for reserves for liabilities associated with underlying reinsurance exposures assumed by Connecticut General, are considered appropriate as of December 31, 2003, based on current information. However, it is possible that future developments regarding these matters could result in a material adverse effect on Connecticut General's consolidated results of operations.

OTHER REINSURANCE. Connecticut General could have losses if reinsurers fail to indemnify Connecticut General on other reinsurance arrangements, whether because of reinsurer insolvencies or contract disputes. However, management does not expect charges for other unrecoverable reinsurance to have a

NOTES TO THE FINANCIAL STATEMENTS

material adverse effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

EFFECTS OF REINSURANCE. In Connecticut General's consolidated income statements, premiums and fees were net of ceded premiums, and benefits, losses and settlement expenses were net of reinsurance recoveries, in the following amounts:

================================================================
(In millions)                      2003       2002       2001
----------------------------------------------------------------
PREMIUMS AND FEES
Short duration contracts:
 Direct                           $5,984      $6,072    $5,355
 Assumed                           1,039         901       729
 Ceded                              (110)        (64)     (153)
                                  ------      ------    ------
                                   6,913       6,909     5,931
                                  ------      ------    ------
Long-duration contracts:
 Direct                            1,301       1,421     1,518
 Assumed                             410         456       504
 Ceded:
   Individual life insurance and
    annuity business sold           (329)       (364)     (386)
   Other                             (51)        (79)      (98)
                                  ------      ------    ------
                                   1,331       1,434     1,538
----------------------------------------------------------------
Total                             $8,244      $8,343    $7,469
--------------------------------================================
REINSURANCE RECOVERIES
Individual life insurance and
 annuity business sold            $  298      $  326    $  269
Other                                 79          43       262
----------------------------------------------------------------
Total                             $  377      $  369    $  531
--------------------------------================================

The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fees amounts shown in the above table.

NOTE 15 - LEASES AND RENTALS

Rental expenses for operating leases, principally for office space, amounted to $88 million in 2003, $74 million in 2002 and $56 million in 2001.

As of December 31, 2003, future net minimum rental payments under non-cancelable operating leases were approximately $353 million, payable as follows (in millions): $65 in 2004, $62 in 2005, $56 in 2006, $48 in 2007,
$32 in 2008 and $90 thereafter.

NOTE 16 - SEGMENT INFORMATION

Operating segments generally reflect groups of related products. Connecticut General measures the financial results of its segments using "segment earnings" (which is defined as net income excluding after-tax realized investment gains and losses). Connecticut General's operations are not materially dependent on one or a few customers, brokers or agents.

As discussed in Note 3, Connecticut General changed its segment reporting and reclassified prior period amounts to conform to the current presentation. Connecticut General presents segment information as follows:

HEALTH CARE includes a range of indemnity group health care products and services through guaranteed cost, experience-rated, administrative services only and minimum premium funding arrangements. This business also continues to manage certain disability and life insurance products which were historically sold in connection with certain experience-rated medical accounts.

RETIREMENT includes investment products and professional services primarily to sponsors of qualified pension, profit sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products. As discussed in Note 4(A), most of the operations reported in this segment were sold on April 1, 2004.

RUN-OFF REINSURANCE CONSISTS of the run-off reinsurance business, which includes accident, domestic health and specialty life reinsurance businesses. Connecticut General has stopped underwriting new reinsurance business.

NOTES TO THE FINANCIAL STATEMENTS

OTHER OPERATIONS consist of:

o deferred gains recognized from the 1998 sale of the individual life insurance and annuity business;

o international operations that provide life, accident, health coverage and offer employee benefits outside the United States;

o corporate life insurance on which policy loans are outstanding (leveraged corporate life insurance);

o   guaranteed variable universal life insurance business;

o   settlement annuity business; and

o the amount received from the resolution of federal tax audits, as discussed in Note 12.

Connecticut General determines segment earnings (loss) consistent with the accounting policies for the consolidated financial statements. Connecticut General allocates other corporate general, administrative and systems expenses on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

Summarized segment financial information for the year ended and as of December 31 was as follows:

================================================================
(In millions)                      2003       2002       2001
----------------------------------------------------------------
HEALTH CARE
Premiums and fees and other
 revenues                        $ 7,894    $ 7,786    $ 6,722
Net investment income                219        228        244
                                 -------    -------  ---------
Segment revenues                 $ 8,113    $ 8,014    $ 6,966
Income taxes                     $   163    $   110    $   252
Segment earnings                 $   310    $   216    $   455
Assets under management:
 Invested assets                 $ 3,750    $ 3,162    $ 3,096
 Separate account assets             882      1,238      1,828
                                 -------    -------    -------
Total                            $ 4,632    $ 4,400    $ 4,924
                               =================================
RETIREMENT
Premiums and fees and other
 revenues                        $   199    $   324    $   310
Net investment income              1,572      1,651      1,667
                                 -------    -------    -------
Segment revenues                 $ 1,771    $ 1,975    $ 1,977
Income taxes                     $   118    $    97    $    89
Segment earnings                 $   253    $   227    $   213
Assets under management:
 Invested assets                 $23,320    $24,875    $22,756
 Separate account assets          32,652     27,814     31,579
                                 -------    -------    -------
Total                            $55,972    $52,689    $54,335
                               =================================
RUN-OFF REINSURANCE
Premiums and fees and other
 revenues                        $  (473)   $   222    $   240
Net investment income                 80         41         47
                                 -------    -------    -------
Segment revenues                 $  (393)   $   263    $   287
Income taxes (benefits)          $  (177)   $  (476)   $    14
Segment earnings (loss)          $  (330)   $  (884)   $    27
Assets under management:
 Invested assets                 $ 1,785    $ 1,304    $   788
 Separate account assets              --         --         --
                                 -------    -------    -------
Total                            $ 1,785    $ 1,304    $   788
                               =================================

----------------------------------------------------------------
(In millions)                      2003       2002       2001
----------------------------------------------------------------
OTHER OPERATIONS
Premiums and fees and other
 revenues                        $   643    $   627    $   662
Net investment income                394        446        483
                                 -------    -------    -------
Segment revenues                 $ 1,037    $ 1,073    $ 1,145
Income taxes                     $    30    $    52    $    70
Segment earnings                 $   135    $   102    $   159
Assets under management:
 Invested assets                 $ 4,758    $ 5,699    $ 6,238
 Separate account assets             822      1,307      1,810
                                 -------    -------    -------
Total                            $ 5,580    $ 7,006    $ 8,048
                               =================================
REALIZED INVESTMENT GAINS
 (LOSSES)
Realized investment gains
 (losses)                        $    73    $  (155)   $  (225)
Income taxes (benefits)               25        (46)       (79)
                                 -------    -------    -------
Realized investment gains
 (losses), net of taxes          $    48    $  (109)   $  (146)
                               =================================
TOTAL
Premiums and fees and other
 revenues                        $ 8,263    $ 8,959    $ 7,934
Net investment income              2,265      2,366      2,441
Realized investment losses            73       (155)      (225)
                                 -------    -------    -------
Total revenues                   $10,601    $11,170    $10,150
Income taxes (benefits)          $   159    $  (263)   $   346
Segment earnings (loss)          $   368    $  (339)   $   854
Realized investment gains
 (losses), net of taxes               48       (109)      (146)
                                 -------    -------    -------
Net income (loss)                $   416    $  (448)   $   708
                               =================================
ASSETS UNDER MANAGEMENT

Invested assets                  $33,613    $35,040    $32,878
Separate account assets           34,356     30,359     35,217
                                 -------    -------    -------
Total                            $67,969    $65,399    $68,095
                               =================================

Premiums and fees and other revenues by product type were as follows for the year ended December 31:

================================================================
(In millions)                      2003       2002       2001
----------------------------------------------------------------
Medical and Dental Indemnity     $ 6,238    $ 6,217    $ 5,360
Group Life                           880        959        998
Other                              1,145      1,783      1,576
----------------------------------------------------------------
Total                            $ 8,263    $ 8,959    $ 7,934
-------------------------------=================================

Connecticut General's foreign activities, including premiums and fees, net income, translation adjustments, transaction losses and long-lived assets

NOTES TO THE FINANCIAL STATEMENTS

for the years ended and as of December 31, 2003 2002 and 2001 were not material.

NOTE 17 - RELATED PARTY TRANSACTIONS

Connecticut General is the beneficiary under a $433 million syndicated bank letter of credit agreement obtained by CIGNA to support a reinsurance arrangement between Connecticut General and an affiliated reinsurer. At December 31, 2003, a nominal amount was issued under this letter of credit agreement to support the reinsurance of one contract for an insignificant amount of premium.

Connecticut General has assumed settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by Connecticut General for this business were $1.7 billion at December 31, 2003 and 2002. Connecticut General has also assumed the settlement annuity and group pension business written by CIGNA Life Insurance Company of New York (CLICNY), another affiliate. Reserves held by Connecticut General for this business were approximately $170 million at December 31, 2003 and $166 million at December 31, 2002.

Connecticut General assumes certain accident and health business from CLICNY. Connecticut General assumed premiums of $1.1 billion in 2003, $856 million in 2002 and $700 million in 2001 and held reserves of $44 million at December 31, 2003 and $30 million at December 31, 2002.

Connecticut General cedes long-term disability business to LINA. Reinsurance recoverables from LINA were $582 million at December 31, 2003 and $635 million at December 31, 2002.

Connecticut General has an arrangement with International Rehabilitation Services Inc., an affiliate, to receive certain rehabilitation, utilization review and medical review services. Connecticut General paid $31 million in 2003, $104 million in 2002 and $83 million in 2001.

Connecticut General, along with other CIGNA subsidiaries, has entered into arrangements with CIGNA Investments Inc. and TimeSquare Capital Management, Inc., for investment advisory services. Fees paid by Connecticut General totaled $57 million in 2003, $54 million in 2002 and $58 million in 2001.

Connecticut General has an arrangement with CIGNA Health Corporation and its subsidiaries and affiliates to use managed care provider networks and other administrative services for group health benefit plans insured or administered by Connecticut General. Fees paid by Connecticut General totaled $969 million in 2003, $1.0 billion in 2002 and $917 million in 2001.

Connecticut General had lines of credit available from affiliates totaling $650 million at December 31, 2003 and 2002. Borrowings are primarily payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. For fixed rate lines, borrowings are payable at the stated maturity of such loans with interest rates equivalent to the commercial paper rate as quoted by CIGNA dealers. Interest expense was less than $1 million in 2003, 2002 and 2001. There were $35 million in borrowings outstanding under such lines at December 31, 2003. There were $25 million in borrowings outstanding under such lines at December 31, 2002.

Connecticut General had extended lines of credit to affiliates totaling $600 million at December 31, 2003 and 2002. All loans are payable upon demand with interest rates equivalent to CIGNA's short-term borrowing rate. There were no borrowings outstanding under such lines at the end of 2003 and 2002.

Connecticut General, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of increasing earnings on short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. Connecticut General had balances in the Account of approximately $450 million at December 31, 2003 and $800 million at December 31, 2002.

NOTES TO THE FINANCIAL STATEMENTS

CIGNA allocates to Connecticut General its share of operating expenses incurred at the corporate level. Connecticut General also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

NOTE 18 - CONTINGENCIES

A. FINANCIAL GUARANTEES
   --------------------

Connecticut General is contingently liable for various financial guarantees provided in the ordinary course of business.

Separate account assets are contractholder funds maintained in accounts with specific investment objectives. Connecticut General records separate account liabilities equal to separate account assets. In certain cases, Connecticut General guarantees a minimum level of benefits for retirement and insurance contracts written in separate accounts. Connecticut General establishes an additional liability if management believes that Connecticut General will be required to make a payment under these guarantees, which include the following:

o Connecticut General guarantees that separate account assets will be sufficient to pay certain retiree or life benefits. The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. This percentage varies depending on the asset class within a sponsoring employer's portfolio (for example, a bond fund would require a lower percentage than a riskier equity fund) and thus will vary as the composition of the portfolio changes. If employers do not maintain the required levels of separate account assets, Connecticut General has the right to redirect the management of the related assets to provide for benefit payments. As of December 31, 2003, employers maintained assets that exceeded 102% to 132% of benefit obligations. Benefit obligations under these arrangements were $3.5 billion as of December 31, 2003, and $3.3 billion as of December 31, 2002. There were no additional liabilities required for these guarantees as of December 31, 2003 or 2002.

o For certain employer-sponsored savings and retirement plans, Connecticut General guarantees that participants will receive the value of their accounts at the time of withdrawal. These guarantees could require payment by Connecticut General in the event that a significant number of plan participants withdraw their accounts when the market value of the related separate account assets is less than the plan participant account values at the time of withdrawal. Participant account values under these arrangements are invested primarily in fixed income investments and were $2.0 billion as of December 31, 2003, and $1.7 billion as of December 31, 2002. There were no additional liabilities required for these guarantees as of December 31, 2003 or 2002.

NOTES TO THE FINANCIAL STATEMENTS

o Connecticut General guarantees a minimum level of earnings (based on investment, mortality and retirement experience) for a certain group annuity contract. If the actual investment return is less than the minimum guaranteed level, Connecticut General is required to fund the difference. The guaranteed benefit obligation was $304 million as of December 31, 2003, and $313 million as of December 31, 2002. Connecticut General had additional liabilities for this guarantee of $15 million as of December 31, 2003 and 2002.

Connecticut General guaranteed a construction loan of $26 million as of December 31, 2003 ($106 million of construction loans as of December 31, 2002) related to a real estate joint venture investment. The loan is secured by joint venture real estate property with fair value in excess of the loan amount and matures in 2008, including extension options. Connecticut General would be required to repay the construction loan if permanent financing could not be obtained. Connecticut General also guaranteed $14 million of interest and principal for industrial revenue bonds as of December 31, 2003 ($50 million as of December 31, 2002). The bonds, payable in 2007, are secured by property and other assets held by a real estate partnership and Connecticut General has recourse to its partner for 50% of any amounts paid under the guarantee. There were no liabilities required for these guarantees as of December 31, 2003 or 2002.

Connecticut General does not expect that these guarantees will have a material adverse effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

B. GUARANTEED MINIMUM INCOME BENEFIT CONTRACTS
   -------------------------------------------

Connecticut General has written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. When annuitants elect to receive these minimum income benefits, Connecticut General may be required to make payments based on changes in underlying mutual fund values and interest rates.

Connecticut General has purchased reinsurance from third parties, which covers 80% of the exposures of these contracts. Connecticut General estimates the fair value of the assets and liabilities associated with these contracts using assumptions as to equity market returns, volatility of the underlying equity and bond mutual fund investments, interest rates, mortality, annuity election rates, policy surrenders and credit risks.

Connecticut General is required to disclose the maximum potential undiscounted future payments for guarantees related to minimum income benefits using hypothetical worse-case assumptions, defined as follows:

o   no annuitants surrendered their accounts, and

o   all annuitants lived to elect their benefit, and

o all annuitants elected to receive their benefit on the first available date (beginning in 2004 through 2014), and

o all underlying mutual fund investment values remained at the December 31, 2003 value of $3.3 billion, with no future returns.

The maximum potential undiscounted payments that Connecticut General would make under those assumptions would aggregate $1.8 billion before reinsurance recoveries. Connecticut General believes the likelihood of such payment is remote. Connecticut General has purchased reinsurance from third parties which covers 80% of the exposures on these contracts. Connecticut General has revised credit risk assumptions for about 25% of the exposures on these contracts. Connecticut General expects the amount of actual payments to be significantly less than this hypothetical undiscounted aggregate amount.

As of December 31, 2003, Connecticut General had liabilities of $74 million related to these contracts and net amounts recoverable from reinsurers of $51 million. In 2003, Connecticut General reduced its amount recoverable

NOTES TO THE FINANCIAL STATEMENTS

from reinsurers by $9 million pre-tax related to revised credit risk assumptions. Connecticut General had an additional liability of $40 million associated with the cost of reinsurance as of December 31, 2003.

As of December 31, 2002, Connecticut General had liabilities of $95 million related to these contracts and amounts recoverable from reinsurers of $76 million. Connecticut General also had an additional liability of $44 million associated with the cost of reinsurance as of December 31, 2002.

Management believes the current assumptions used to estimate reserves for these liabilities are appropriate. See Note 8(H) for further information.

C. REGULATORY AND INDUSTRY DEVELOPMENTS
   ------------------------------------

HEALTH CARE REGULATION. The business of administering and insuring employee benefit programs, particularly health care programs, is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the federal Departments of Labor and Justice, as well as the courts. Regulation and judicial decisions have resulted in changes to industry and Connecticut General's business practices and will continue to do so in the future. In addition, Connecticut General's subsidiaries are routinely involved with various claims, lawsuits and regulatory audits and investigations that could result in financial liability, changes in business practices, or both. Health care regulation in its various forms could have an adverse effect on Connecticut General's health care operations if it inhibits Connecticut General's ability to respond to market demands or results in increased medical or administrative costs without improving the quality of care or services.

The United States Supreme Court has agreed to review a case involving Connecticut General in which the issue is preemption by ERISA of a state law tort claim in circumstances involving a determination, based on medical judgment, that benefits were not covered. A determination that ERISA does not preempt state law would have an adverse effect on the health care industry and on Connecticut General.

The Health Insurance Portability and Accountability Act of 1996 (HIPAA) and related regulations have created significant regulatory requirements related to, among other things, the privacy of individually identifiable health care information, electronic data interchange and the security of electronic health information. Connecticut General has instituted systems enhancements and training, and has undertaken other administrative efforts to satisfy these requirements. Connecticut General's incremental technology and business-related after-tax expenses associated with HIPAA compliance efforts were approximately $22 million in 2003 and $8 million in 2002.

Other possible regulatory changes that could have an adverse effect on Connecticut General's health care operations include:

o additional mandated benefits or services that increase costs without improving the quality of care;

o   narrowing of the ERISA preemption of state laws;

o changes in ERISA regulations resulting in increased administrative burdens and costs;

o   additional restrictions on the use of prescription drug formularies;

o additional privacy legislation and regulations that interfere with the proper use of medical information for research, coordination of medical care and disease management;

o additional rules establishing the time periods for payment of health care provider claims that vary from state to state; and

o legislation that would exempt independent physicians from antitrust laws.

The health care industry remains under scrutiny by various state and federal government agencies and could be subject to government efforts to bring criminal actions in circumstances that could previously have given rise only to civil or administrative proceedings.

NOTES TO THE FINANCIAL STATEMENTS

TAX BENEFITS FOR CORPORATE LIFE INSURANCE. Federal legislation in 1996 eliminated on a prospective basis the tax deductibility of policy loan interest for most leveraged corporate life insurance products, and IRS initiative in 2001 encouraged policyholders to settle tax disputes regarding these products. As a result, some customers have surrendered their policies and management expects earnings associated with these products to continue to decline.

INSURANCE-RELATED ASSESSMENTS. Many states maintain funds to pay for the operating expenses of insurance regulatory agencies and pay the obligations of insolvent insurance companies. Regulators finance these funds by imposing assessments against insurance companies operating in the state. In some states, insurance companies can recover a portion of these assessments through reduced premium taxes.

Connecticut General recorded assets and liabilities for insolvency fund and other insurance-related assessments that are not material.

D. LITIGATION AND OTHER LEGAL MATTERS
   ----------------------------------

In January 2004, a Florida federal court handling multi-district health care litigation against Connecticut General and/or its affiliates and several health care industry competitors approved a settlement agreement between the physician class and Connecticut General, and dismissed all claims by class members against Connecticut General. All appeals of the court's approval have been withdrawn, which permits implementation of the settlement. The settlement resolves for Connecticut General and the plaintiff class all physician claims reflected in the litigation.

Connecticut General recorded an after-tax charge of $31 million ($48 million pre-tax) in 2003 to increase the reserve for this settlement and other non-physician provider health care litigation. Connecticut General had previously recognized an after-tax charge of $43 million ($66 million pre-tax) in 2002 for expected costs associated with the multi-district litigation. The reserve reflects expected insurance recoveries.

The U.S. Attorney's Office for the Eastern District of Pennsylvania is investigating compliance with federal laws in connection with pharmaceutical companies' marketing practices and their impact on prices paid by the government to pharmaceutical companies for products under federal health programs. As part of this investigation, Connecticut General has responded to subpoenas concerning contractual relationships between pharmaceutical companies and Connecticut General's health care operations.

Connecticut General is routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. Connecticut General believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to Connecticut General's consolidated results of operations, liquidity or financial condition.

                     REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Life Insurance Separate Account A

         In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts disclosed in
Note 1 which comprise the CG Variable Life Insurance Separate Account A, (hereafter referred to as "Separate Account A") at December 31, 2003, the results of its operations, changes in its net assets and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account A's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/  PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
March 19, 2004

                                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                                          OF CG LIFE INSURANCE COMPANY

                                      STATEMENT OF ASSETS AND LIABILITIES
                                              AT DECEMBER 31, 2003




                                                   American
                                                    Century
                                              Variable Portfolios          CIGNA Variable Products Group
                                              -------------------       -----------------------------------
                                                   Capital              TimesSquare VP       TimesSquare VP
                                                 Appreciation            Money Market            S&P 500
                                                  Portfolio                  Fund              Index Fund
                                                  ----------              ----------           ----------
ASSETS:
Investment in variable insurance funds
 and portfolios, at fair value                    $1,258,939              $  459,392           $5,053,300
                                                  ----------              ----------           ----------
    Total assets and net assets                   $1,258,939              $  459,392           $5,053,300
                                                  ==========              ==========           ==========



Accumulation units outstanding                    140,820.95               41,349.41           617,008.54
Accumulation unit value                           $     8.94               $   11.11           $     8.19
                                                  ----------              ----------           ----------
    Accumulation net assets                       $1,258,939               $ 459,392           $5,053,300
                                                  ==========               =========           ==========

                                                            Fidelity                            Fidelity
                                               Variable Insurance Products Fund    Variable Insurance Products Fund II
                                               --------------------------------    -----------------------------------
                                                   Equity-                              Asset           Investment
                                                    Income          Overseas           Manager          Grade Bond
                                                  Portfolio         Portfolio        Portfolio (1)      Portfolio
                                                  ----------        ----------        ----------        ----------
ASSETS:
Investment in variable insurance funds
 and portfolios, at fair value                    $2,979,825        $1,085,183        $2,012,668        $1,488,657
                                                  ----------        ----------        ----------        ----------
    Total assets and net assets                   $2,979,825        $1,085,183        $2,012,668        $1,488,657
                                                  ==========        ==========        ==========        ==========


Accumulation units outstanding                    275,654.46        132,339.41        199,076.93        109,540.62
Accumulation unit value                           $    10.81        $     8.20        $    10.11        $    13.59
                                                  ----------        ----------        ----------        ----------
    Accumulation net assets                       $2,979,825        $1,085,183        $2,012,668        $1,488,657
                                                  ==========        ==========        ==========        ==========


--------------------------------------------------------
(1) See Note 9 in the Notes to the Financial Statements.

            The accompanying Notes to the Financial Statements are an integral part of these statements.

                                           CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                                                   OF CG LIFE INSURANCE COMPANY

                                                     STATEMENTS OF OPERATIONS
                                       FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001



                                             American Century Variable Portfolios                CIGNA Variable Products Group
                                                 Capital Appreciation Portfolio                TimesSquare VP Money Market Fund
                                           ----------------------------------------        ---------------------------------------
                                              2003            2002           2001             2003           2002           2001
                                           ----------------------------------------        ---------------------------------------
INVESTMENT INCOME:
Dividends                                  $       -       $       -      $       -         $ 3,622        $ 5,279         $ 9,251

EXPENSES:
Mortality and expense risk                     5,007           4,297          3,905           2,151          1,702           1,192
                                           ---------       ---------      ---------         -------        -------         -------
  Net investment income (loss)                (5,007)         (4,297)        (3,905)          1,471          3,577           8,059
                                           ---------       ---------      ---------         -------        -------         -------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from portfolio
  sponsors                                         -               -        279,856               -              -               -
Net realized gain (loss) on share
  transactions                                 4,628           2,571         (2,013)              -              -               -
                                           ---------       ---------      ---------         -------        -------         -------
  Net realized gain (loss)                     4,628           2,571        277,843               -              -               -
Change in net unrealized gain (loss)         216,190        (228,703)      (559,633)              -              -               -
                                           ---------       ---------      ---------         -------        -------         -------
Net realized and unrealized
  gain (loss) on investments                 220,818        (226,132)      (281,790)              -              -               -
                                           ---------       ---------      ---------         -------        -------         -------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                          $ 215,811       $(230,429)     $(285,695)        $ 1,471        $ 3,577         $ 8,059
                                           =========       =========      =========         =======        =======         =======


                                               CIGNA Variable Products Group             Fidelity Variable Insurance Products Fund
                                              TimesSquare VP S&P 500 Index Fund                    Equity-Income Portfolio
                                          -----------------------------------------      -----------------------------------------
                                             2003            2002            2001            2003           2002            2001
                                          -----------------------------------------      -----------------------------------------
INVESTMENT INCOME:
Dividends                                 $   92,792     $    66,014      $  53,250       $  47,727      $  40,877       $  31,624

EXPENSES:
Mortality and expense risk                    20,042          18,820         17,131          11,893         11,231           9,642
                                          ----------     -----------      ---------       ---------      ---------       ---------
  Net investment income (loss)                72,750          47,194         36,119          35,834         29,646          21,982
                                          ----------     -----------      ---------       ---------      ---------       ---------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from portfolio
  sponsors                                    55,836         138,049              -               -         55,638          88,849
Net realized gain (loss) on share
  transactions                                28,846           8,843         (2,099)         30,568          7,472            (659)
                                          ----------     -----------      ---------       ---------      ---------       ---------
  Net realized gain (loss)                    84,682         146,892         (2,099)         30,568         63,110          88,190
Change in net unrealized gain (loss)         961,911      (1,279,800)      (512,337)        645,511       (562,006)       (221,220)
                                          ----------     -----------      ---------       ---------      ---------       ---------
Net realized and unrealized
  gain (loss) on investments               1,046,593      (1,132,908)      (514,436)        676,079       (498,896)       (133,030)
                                          ----------     -----------      ---------       ---------      ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                         $1,119,343     $(1,085,714)     $(478,317)      $ 711,913      $(469,250)      $(111,048)
                                          ==========     ===========      =========       =========      =========       =========


                   The accompanying Notes to the Financial Statements are an integral part of these statements.

                                     41


                                           CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                                                   OF CG LIFE INSURANCE COMPANY

                                                     STATEMENTS OF OPERATIONS
                                       FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001





                                          Fidelity Variable Insurance Products Fund    Fidelity Variable Insurance Products Fund II
                                                      Overseas Portfolio                        Asset Manager Portfolio (1)
                                          -----------------------------------------    --------------------------------------------
                                              2003            2002           2001            2003           2002          2001
                                          -----------------------------------------    --------------------------------------------
INVESTMENT INCOME:
Dividends                                  $   7,085       $   5,713      $  33,303       $       -      $       -      $       -

EXPENSES:
Mortality and expense risk                     4,073           3,511          3,218           5,468              -              -
                                           ---------       ---------      ---------       ---------      ---------      ---------
  Net investment income (loss)                 3,012           2,202         30,085          (5,468)             -              -
                                           ---------       ---------      ---------       ---------      ---------      ---------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from portfolio
  sponsors                                         -               -         52,640               -              -              -
Net realized gain (loss) on share
  transactions                                27,627             678           (695)          8,282              -              -
                                           ---------       ---------      ---------       ---------      ---------      ---------
  Net realized gain (loss)                    27,627             678         51,945           8,282              -              -
Change in net unrealized gain (loss)         319,855        (180,411)      (252,674)        194,740              -              -
                                           ---------       ---------      ---------       ---------      ---------      ---------
Net realized and unrealized
  gain (loss) on investments                 347,482        (179,733)      (200,729)        203,022              -              -
                                           ---------       ---------      ---------       ---------      ---------      ---------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                          $ 350,494       $(177,531)     $(170,644)      $ 197,554      $       -      $       -
                                           =========       =========      =========       =========      =========      =========


                                         Fidelity Variable Insurance Products Fund II   Fidelity Variable Insurance Products Fund II
                                               Asset Manager Growth Portfolio (1)               Investment Grade Bond Portfolio
                                         --------------------------------------------   --------------------------------------------
                                              2003            2002           2001            2003           2002             2001
                                         --------------------------------------------   --------------------------------------------
INVESTMENT INCOME:
Dividends                                  $  48,155       $  42,760      $  33,497       $  60,354      $  52,060         $ 53,043

EXPENSES:
Mortality and expense risk                     2,825           6,939          6,054           6,538          6,424            5,116
                                           ---------       ---------      ---------       ---------      ---------         --------
  Net investment income (loss)                45,330          35,821         27,443          53,816         45,636           47,927
                                           ---------       ---------      ---------       ---------      ---------         --------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from portfolio
  sponsors                                         -               -         40,369          21,235              -                -
Net realized gain (loss) on share
  transactions                              (559,585)         (8,531)        (1,524)          5,498          1,650              317
                                           ---------       ---------      ---------       ---------      ---------         --------
  Net realized gain (loss)                  (559,585)         (8,531)        38,845          26,733          1,650              317
Change in net unrealized gain (loss)         638,742        (297,969)      (159,699)        (11,790)        89,951           37,155
                                           ---------       ---------      ---------       ---------      ---------         --------
Net realized and unrealized
  gain (loss) on investments                  79,157        (306,500)      (120,854)         14,943         91,601           37,472
                                           ---------       ---------      ---------       ---------      ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                          $ 124,487       $(270,679)     $ (93,411)      $  68,759      $ 137,237         $ 85,399
                                           =========       =========      =========       =========      =========         ========


--------------------------------------------------------
(1) See Note 9 in the Notes to the Financial Statements.


                   The accompanying Notes to the Financial Statements are an integral part of these statements.

                                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                                          OF CG LIFE INSURANCE COMPANY

                                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                             American Century Variable Portfolios              CIGNA Variable Products Group
                                                Capital Appreciation Portfolio                TimesSquare VP Money Market Fund
                                          -----------------------------------------       -----------------------------------------
                                              2003            2002           2001           2003           2002             2001
                                          -----------------------------------------       -----------------------------------------
OPERATIONS:
Net investment income (loss)              $   (5,007)      $  (4,297)     $  (3,905)      $   1,471      $   3,577        $   8,059
Net realized gain (loss)                       4,628           2,571        277,843               -              -                -
Change in net unrealized gain (loss)         216,190        (228,703)      (559,633)              -              -                -
                                          ----------       ---------      ---------       ---------      ---------        ---------
  Net increase (decrease) from
    operations                               215,811        (230,429)      (285,695)          1,471          3,577            8,059
                                          ----------       ---------      ---------       ---------      ---------        ---------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium
  taxes                                      402,820         423,301        517,750         191,571        185,841          181,346
Participant transfers                        (18,793)        (26,602)       (62,780)        (34,215)         1,436          (20,172)
Participant withdrawals and surrenders      (153,039)        (94,017)       (45,620)        (67,091)       (31,336)         (10,737)
Cost of insurance, administrative fees
  and transaction fees                      (122,137)       (109,422)      (107,580)        (55,738)       (49,344)         (44,771)
                                          ----------       ---------      ---------       ---------      ---------        ---------
  Net increase (decrease) from
    participant transactions                 108,851         193,260        301,770          34,527        106,597          105,666
                                          ----------       ---------      ---------       ---------      ---------        ---------

Other increase (decrease) to
  participant accounts (1)                     1,967               -              -          (1,870)             -                -

    Total increase (decrease) in net
      assets                                 326,629         (37,169)        16,075          34,128        110,174          113,725

NET ASSETS:
Beginning of period                          932,310         969,479        953,404         425,264        315,090          201,365
                                          ----------       ---------      ---------       ---------      ---------        ---------
End of period                             $1,258,939       $ 932,310      $ 969,479       $ 459,392      $ 425,264        $ 315,090
                                          ==========       =========      =========       =========      =========        =========


                                                CIGNA Variable Products Group            Fidelity Variable Insurance Products Fund
                                              TimesSquare VP S&P 500 Index Fund                     Equity-Income Portfolio
                                         ------------------------------------------     -------------------------------------------
                                             2003            2002           2001            2003           2002             2001
                                         ------------------------------------------     -------------------------------------------
OPERATIONS:
Net investment income (loss)             $    72,750     $    47,194    $    36,119     $    35,834    $    29,646      $    21,982
Net realized gain (loss)                      84,682         146,892         (2,099)         30,568         63,110           88,190
Change in net unrealized gain (loss)         961,911      (1,279,800)      (512,337)        645,511       (562,006)        (221,220)
                                         -----------     -----------    -----------     -----------    -----------      -----------
  Net increase (decrease) from
    operations                             1,119,343      (1,085,714)      (478,317)        711,913       (469,250)        (111,048)
                                         -----------     -----------    -----------     -----------    -----------      -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium
  taxes                                    1,384,674       1,657,570      2,060,167         675,672        800,915          919,783
Participant transfers                       (180,865)       (225,102)        45,348        (195,587)       (38,625)          62,170
Participant withdrawals and surrenders      (774,353)       (394,646)      (258,335)       (418,620)      (182,188)         (61,890)
Cost of insurance, administrative fees
  and transaction fees                      (451,424)       (403,742)      (401,798)       (213,669)      (188,031)        (180,550)
                                         -----------     -----------    -----------     -----------    -----------      -----------
  Net increase (decrease) from
    participant transactions                 (21,968)        634,080      1,445,382        (152,204)       392,071          739,513
                                         -----------     -----------    -----------     -----------    -----------      -----------

Other increase (decrease) to
  participant accounts (1)                     3,366               -              -           6,289              -                -

    Total increase (decrease) in net
      assets                               1,100,741        (451,634)       967,065         565,998        (77,179)         628,465

NET ASSETS:
Beginning of period                        3,952,559       4,404,193      3,437,128       2,413,827      2,491,006        1,862,541
                                         -----------     -----------    -----------     -----------    -----------      -----------
End of period                            $ 5,053,300     $ 3,952,559    $ 4,404,193     $ 2,979,825    $ 2,413,827      $ 2,491,006
                                         ===========     ===========    ===========     ===========    ===========      ===========

                   The accompanying Notes to the Financial Statements are an integral part of these statements.

                                     43


                                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                                          OF CG LIFE INSURANCE COMPANY

                                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                          Fidelity Variable Insurance Products Fund   Fidelity Variable Insurance Products Fund II
                                                    Overseas Portfolio                          Asset Manager Portfolio (1)
                                         ------------------------------------------   --------------------------------------------
                                             2003            2002           2001            2003           2002           2001
                                         ------------------------------------------   --------------------------------------------
OPERATIONS:
Net investment income (loss)             $     3,012       $   2,202      $  30,085     $    (5,468)   $         -     $        -
Net realized gain (loss)                      27,627             678         51,945           8,282              -              -
Change in net unrealized gain (loss)         319,855        (180,411)      (252,674)        194,740              -              -
                                         -----------       ---------      ---------     -----------    -----------     ----------
  Net increase (decrease) from
    operations                               350,494        (177,531)      (170,644)        197,554              -              -
                                         -----------       ---------      ---------     -----------    -----------     ----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium
  taxes                                      284,914         332,962        429,637         372,617              -              -
Participant transfers                        (32,184)         (4,976)       (80,741)        (31,086)             -              -
Participant withdrawals and surrenders      (182,711)        (63,621)       (23,087)       (318,716)             -              -
Cost of insurance, administrative fees
  and transaction fees                       (95,512)        (85,409)       (84,349)       (141,155)             -              -
                                         -----------       ---------      ---------     -----------    -----------     ----------
  Net increase (decrease) from
    participant transactions                 (25,493)        178,956        241,460        (118,340)             -              -
                                         -----------       ---------      ---------     -----------    -----------     ----------

Other increase (decrease) to
  participant accounts (1)                    (1,280)              -              -       1,933,454              -              -

    Total increase (decrease) in net
      assets                                 323,721           1,425         70,816       2,012,668              -              -

NET ASSETS:
Beginning of period                          761,462         760,037        689,221               -              -              -
                                         -----------       ---------      ---------     -----------    -----------     ----------
End of period                            $ 1,085,183       $ 761,462      $ 760,037     $ 2,012,668    $         -     $        -
                                         ===========       =========      =========     ===========    ===========     ==========


                                        Fidelity Variable Insurance Products Fund II   Fidelity Variable Insurance Products Fund II
                                             Asset Manager Growth Portfolio (1)              Investment Grade Bond Portfolio
                                        --------------------------------------------   --------------------------------------------
                                             2003            2002           2001            2003           2002             2001
                                        --------------------------------------------   --------------------------------------------
OPERATIONS:
Net investment income (loss)             $    45,330     $    35,821    $    27,443     $    53,816    $    45,636      $    47,927
Net realized gain (loss)                    (559,585)         (8,531)        38,845          26,733          1,650              317
Change in net unrealized gain (loss)         638,742        (297,969)      (159,699)        (11,790)        89,951           37,155
                                         -----------     -----------    -----------     -----------    -----------      -----------
  Net increase (decrease) from
    operations                               124,487        (270,679)       (93,411)         68,759        137,237           85,399
                                         -----------     -----------    -----------     -----------    -----------      -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium
  taxes                                      196,183         616,587        727,278         390,154        377,140          397,558
Participant transfers                          6,023         (97,047)       (13,704)       (107,747)       (57,649)          (1,639)
Participant withdrawals and surrenders       (44,804)       (166,763)       (60,673)       (279,430)       (75,954)         (34,348)
Cost of insurance, administrative fees
  and transaction fees                       (57,220)       (155,897)      (145,560)       (137,560)      (119,182)        (103,153)
                                         -----------     -----------    -----------     -----------    -----------      -----------
  Net increase (decrease) from
    participant transactions                 100,182         196,880        507,341        (134,583)       124,355          258,418
                                         -----------     -----------    -----------     -----------    -----------      -----------

Other increase (decrease) to
  participant accounts (1)                (1,756,163)              -              -           2,169              -                -

    Total increase (decrease) in net
      assets                              (1,531,494)        (73,799)       413,930         (63,655)       261,592          343,817

NET ASSETS:
Beginning of period                        1,531,494       1,605,293      1,191,363       1,552,312      1,290,720          946,903
                                         -----------     -----------    -----------     -----------    -----------      -----------
End of period                            $         -     $ 1,531,494    $ 1,605,293     $ 1,488,657    $ 1,552,312      $ 1,290,720
                                         ===========     ===========    ===========     ===========    ===========      ===========


--------------------------------------------------------
(1) See Note 9 in the Notes to the Financial Statements.

                   The accompanying Notes to the Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2003

----------------------------------------------------------------------------

1.       ORGANIZATION
             CG Variable Life Insurance Separate Account A (Separate Account
         A) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of Separate Account A are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of Separate Account A are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of Separate Account A are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

             At December 31, 2003, the assets of Separate Account A are divided into variable sub-accounts, each of which is invested in shares of one of seven diversified open-end investment management companies' mutual funds, each portfolio having its own investment objective. Transfers are permitted between these variable sub-accounts and to and from a fixed account option offered by CG Life. The fixed account is not included in these financial statements. The variable sub-accounts are:

         AMERICAN CENTURY VARIABLE PORTFOLIOS:
             Variable Products Capital Appreciation Portfolio ("American
               Century Capital Appreciation Portfolio")

         CIGNA VARIABLE PRODUCTS GROUP:
              TimesSquare Variable Products Money Market Fund
              TimesSquare Variable Products S&P 500 Index Fund

         FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
              Equity-Income Portfolio ("Fidelity Equity-Income Portfolio") Overseas Portfolio ("Fidelity Overseas Portfolio")

         FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
             Asset Manager Portfolio ("Fidelity Asset Manager Portfolio")
               See Note 9 in the Notes to the Financial Statements.
             Investment Grade Bond Portfolio ("Fidelity Investment Grade
               Bond Portfolio")

2.       SIGNIFICANT ACCOUNTING POLICIES
             These financial statements were prepared in conformity with accounting principles generally accepted in the United States. Amounts recorded in the financial statements reflect management's estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Significant estimates are discussed throughout the Notes to the Financial Statements; however, actual results could differ from those estimates.

             The following is a summary of significant accounting policies consistently applied in the preparation of the financial statements:

                  A. INVESTMENT VALUATION: Investments held by the variable sub-accounts are valued at their respective closing net asset values per share as determined by the mutual fund or portfolio manager as of the valuation date. The change in the difference between cost and fair value during the period is reflected as an unrealized gain (loss) in the Statements of Operations.

                  B. INVESTMENT TRANSACTIONS: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

                  C. FEDERAL INCOME TAXES: The operations of Separate Account A form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to Separate Account A are not taxed.

 3.      INVESTMENTS
             Total mutual fund shares held and cost of investments as of December 31, 2003 were:

         -----------------------------------------------------------------------------------------------------
                                                                                Cost of              Fair
           Variable Sub-Account                            Shares Held        Investments            Value
         -----------------------------------------------------------------------------------------------------

         American Century Capital Appreciation Portfolio      176,859         $ 1,718,723        $ 1,258,939
         TimesSquare VP Money Market Fund                     459,392             459,392            459,392
         TimesSquare VP S&P 500 Index Fund                    319,275           6,290,034          5,053,300
         Fidelity Equity-Income Portfolio                     128,509           3,077,281          2,979,825
         Fidelity Overseas Portfolio                           69,613           1,314,418          1,085,183
         Fidelity Asset Manager Portfolio                     139,157           1,817,928          2,012,668
         Fidelity Investment Grade Bond Portfolio             109,060           1,333,230          1,488,657
         -----------------------------------------------------------------------------------------------------

             Purchases and sales of shares of each mutual fund for the year ended December 31, 2003 amounted to:

         ----------------------------------------------------------------------------------
           Variable Sub-Account                             Purchases             Sales
         ----------------------------------------------------------------------------------

         American Century Capital Appreciation Portfolio   $  357,894          $  252,083
         TimesSquare VP Money Market Fund                     183,338             149,210
         TimesSquare VP S&P 500 Index Fund                  1,325,911           1,215,928
         Fidelity Equity-Income Portfolio                     638,501             748,583
         Fidelity Overseas Portfolio                          259,220             282,982
         Fidelity Asset Manager Portfolio                   2,211,863             402,217
         Fidelity Asset Manager Growth Portfolio              261,340           1,871,987
         Fidelity Investment Grade Bond Portfolio             422,542             479,906
         ----------------------------------------------------------------------------------

4.       CHARGES AND DEDUCTIONS
             CG Life charges each certificate under the group policy for mortality and expense risks the daily equivalent of 0.45%, on an annual basis, of the current value of the variable sub-account's assets. This charge may change but will not exceed 0.90% per year. This charge covers the risk that the group insured will, on average, live shorter periods of time than estimated and that the cost of issuing and administering the group policy is more than estimated. These charges are an expense of the variable sub-accounts.

             Each premium payment is subject to a charge covering state insurance premium taxes and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge is stated in the group policy, but will not exceed 5.00%. State insurance premium taxes vary from state to state and range from 0.00% to 3.00%. The premium taxes are netted against participant deposits on the Statements of Changes in Net Assets.

             CG Life charges a monthly deduction for the cost of life insurance and any other benefits provided under the Group policy. The cost of life insurance will depend on the contractholder's age on the contractholder's last birthday as of the last Policy Anniversary. The charge may depend on the following risk factors:

                  o  The group policyholder's industry;
                  o The contractholder's classification as a smoker or non-smoker;
                  o  The number of eligible persons;
                  o  The age, sex and occupation of the eligible persons;
                  o The prior claims experience of group life insurance plans sponsored by the group policyholder;
                  o Expenses of the group policy, including commissions to agents or brokers and other administrative expenses to reimburse CG Life;
                  o  Our prior claims experience under the group policy;
                     and
                  o Other factors affecting CG Life's risk under the group policy.

         The monthly cost of life insurance is guaranteed not to exceed maximum rates that are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

             CG Life charges a monthly administrative fee to cover the cost of premium billing and collection, certificate value calculation, transaction processing, periodic reports and other expenses. This charge will vary depending on the group policyholder, including the number of eligible persons and the expected costs of administering the certificates under the group policy. This charge will not exceed:

                  o $6.00 per month, for certificates having a fund or portfolio balance (net of loans) of more than zero but not more than $10,000; or
                  o $5.00 per month, for certificates having no fund or portfolio balance, or having a fund or portfolio balance (net of loans) of more than $10,000.

             CG Life charges a fee of $25.00 (or 2% of the amount of the surrender, if less) for the following transactions:

                  o  A full surrender of a certificate;
                  o  A partial surrender of a certificate; and
                  o Each transfer between funding options in excess of 12 transfers during each policy year.

         The transaction fee may be waived at the discretion of CG Life management.

             Fees charged by CG Life for cost of life insurance, administrative fees and transaction fees are charged directly to policyholder accounts and, for the years ended December 31, 2003, 2002 and 2001, amounted to:

         -----------------------------------------------------------------------------------------------------
                                                                          Cost of Life Insurance
                                                         -----------------------------------------------------
           Variable Sub-Account                             2003                2002               2001
         -----------------------------------------------------------------------------------------------------

         American Century Capital Appreciation Portfolio $ 119,866           $ 107,340          $ 105,352
         TimesSquare VP Money Market Fund                   54,664              48,455             43,930
         TimesSquare VP S&P 500 Index Fund                 444,333             397,211            394,896
         Fidelity Equity-Income Portfolio                  210,152             184,818            177,259
         Fidelity Overseas Portfolio                        93,911              83,939             82,834
         Fidelity Asset Manager Portfolio                  138,879                   -                  -
         Fidelity Asset Manager Growth Portfolio            56,398             153,360            143,009
         Fidelity Investment Grade Bond Portfolio          135,765             117,718            101,755
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
                                                                          Administrative Fees
                                                         -----------------------------------------------------
           Variable Sub-Account                              2003                2002               2001
         -----------------------------------------------------------------------------------------------------

         American Century Capital Appreciation Portfolio   $ 1,892            $  2,002           $  2,099
         TimesSquare VP Money Market Fund                      769                 812                765
         TimesSquare VP S&P 500 Index Fund                   5,712               6,179              6,624
         Fidelity Equity-Income Portfolio                    2,856               3,102              3,214
         Fidelity Overseas Portfolio                         1,259               1,367              1,441
         Fidelity Asset Manager Portfolio                    1,719                   -                  -
         Fidelity Asset Manager Growth Portfolio               788               2,401              2,449
         Fidelity Investment Grade Bond Portfolio            1,433               1,375              1,271
         -----------------------------------------------------------------------------------------------------


         -----------------------------------------------------------------------------------------------------
                                                                          Transaction Fees
                                                         -----------------------------------------------------
           Variable Sub-Account                              2003                2002                2001
         -----------------------------------------------------------------------------------------------------

         American Century Capital Appreciation Portfolio    $  379              $   80             $  129
         TimesSquare VP Money Market Fund                      305                  77                 76
         TimesSquare VP S&P 500 Index Fund                   1,379                 352                278
         Fidelity Equity-Income Portfolio                      661                 111                 77
         Fidelity Overseas Portfolio                           342                 103                 74
         Fidelity Asset Manager Portfolio                      557                   -                  -
         Fidelity Asset Manager Growth Portfolio                34                 136                102
         Fidelity Investment Grade Bond Portfolio              362                  89                127
         -----------------------------------------------------------------------------------------------------


5.       DISTRIBUTION OF NET INCOME
             Separate Account A does not expect to declare dividends to participants from accumulated net income. The accumulated net income is allocated to each participant. Distribution to participants will occur as part of death benefits and surrenders.

6.       DIVERSIFICATION REQUIREMENTS
             Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Based on assurances from the mutual funds, CG Life believes that the mutual funds satisfy the requirements of the regulations and that Separate Account A therefore satisfies these requirements and expects to continue to meet such requirements.

7.       RELATED PARTY TRANSACTIONS
             During the years ended December 31, 2003, 2002 and 2001 management fees were paid to Times Square Capital Management, an affiliate of CG Life, in its capacity as advisor to the CIGNA Variable Products Group. The advisory agreement for the underlying funds provides for a fee at the annual rate of 0.35% of the average net assets of the TimesSquare Variable Products Money Market Fund and 0.25% of the average net assets of the TimesSquare Variable Products S&P 500 Index Fund.

8.       CHANGES IN UNITS OUTSTANDING
             The changes in units outstanding for the years ended December 31, 2003, 2002 and 2001 were as follows:

         -----------------------------------------------------------------------------------------------------
                                                                          December 31, 2003
         -----------------------------------------------------------------------------------------------------
                                                             Units               Units          Net Increase
           Variable Sub-Account                              Issued            Redeemed          (Decrease)
         -----------------------------------------------------------------------------------------------------

         American Century Capital Appreciation Portfolio   76,513.575        (60,734.170)         15,779.405
         TimesSquare VP Money Market Fund                  22,971.309        (20,034.325)          2,936.984
         TimesSquare VP S&P 500 Index Fund                363,307.626       (362,538.474)            769.152
         Fidelity Equity-Income Portfolio                 173,409.406       (187,564.944)        (14,155.538)
         Fidelity Overseas Portfolio                       88,414.028        (88,595.036)           (181.008)
         Fidelity Asset Manager Portfolio                 345,903.496       (146,826.563)        199,076.933
         Fidelity Asset Manager Growth Portfolio           39,128.244       (254,346.634)       (215,218.390)
         Fidelity Investment Grade Bond Portfolio          77,931.330        (88,020.199)        (10,088.869)
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
                                                                          December 31, 2002
         -----------------------------------------------------------------------------------------------------
                                                             Units               Units          Net Increase
           Variable Sub-Account                              Issued            Redeemed          (Decrease)
         -----------------------------------------------------------------------------------------------------

         American Century Capital Appreciation Portfolio   73,256.858        (50,215.656)         23,041.202
         TimesSquare VP Money Market Fund                  22,754.470        (13,073.860)          9,680.610
         TimesSquare VP S&P 500 Index Fund                332,188.054       (245,666.670)         86,521.384
         Fidelity Equity-Income Portfolio                 123,449.998        (80,918.391)         42,531.607
         Fidelity Overseas Portfolio                       70,065.299        (42,518.719)         27,546.580
         Fidelity Asset Manager Growth Portfolio          104,553.594        (79,043.748)         25,509.846
         Fidelity Investment Grade Bond Portfolio          39,637.513        (29,274.287)         10,363.226
         -----------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------
                                                                          December 31, 2001
         -----------------------------------------------------------------------------------------------------
                                                             Units               Units          Net Increase
           Variable Sub-Account                              Issued            Redeemed          (Decrease)
         -----------------------------------------------------------------------------------------------------

         American Century Capital Appreciation Portfolio   62,118.164        (31,948.362)         30,169.802
         TimesSquare VP Money Market Fund                  21,282.493        (11,511.244)          9,771.249
         TimesSquare VP S&P 500 Index Fund                296,324.256       (128,026.844)        168,297.412
         Fidelity Equity-Income Portfolio                 111,579.850        (39,237.245)         72,342.605
         Fidelity Overseas Portfolio                       64,738.809        (34,468.047)         30,270.762
         Fidelity Asset Manager Growth Portfolio          104,527.902        (44,616.196)         59,911.706
         Fidelity Investment Grade Bond Portfolio          42,899.988        (20,186.944)         22,713.044
         -----------------------------------------------------------------------------------------------------


             Amounts presented in the table above for the year ended December 31, 2001 have been restated from those presented in the Notes to the Financial Statements included in the prospectus dated May 1, 2002.

9.       OTHER INCREASE (DECREASE) TO PARTICIPANT ACCOUNTS
             The net asset values shown in the financial statements reflect Separate Account A's holdings as of December 31, 2003. Subsequent to December 31, 2002, it was discovered that the holdings of the Separate Account A division, which were invested in the Fidelity Asset Manager Growth Portfolio were, under the contracts, to have been invested in the Fidelity Asset Manager Portfolio. In the aggregate, the investment yields since November 1999, when Separate Account A commenced operation, were less than the investment yields that would have been earned, had shares of the intended fund been purchased. On May 23, 2003, CG Life recalculated the account balances of contractholders (including contractholders who have died, or who have surrendered their contracts) to reflect the balances that would have existed had shares of the intended fund been purchased. CG Life executed the trades to purchase (using assets of the CG Life's general account) shares of the variable funds necessary to make policyholders whole. The net impact of these trades totaled $187,932.

10.      FINANCIAL HIGHLIGHTS
             The Financial Highlights for Separate Account A for the years ended December 31, 2003, 2002 and 2001 follows. A pro forma Financial Highlights exhibit is included for the Fidelity Asset Manager Portfolio for the years ended December 31, 2003 and 2002. The calculation of net investment income for the pro forma Financial Highlights for the Fidelity Asset Manager Portfolio is based on the average mortality and expense risk charge of 0.45%.

         Explanations for footnotes within the Financial Highlights are as follows:

         * These amounts represent the dividends, excluding distributions of capital gains, received by the variable sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude mortality and expense risk charges that are assessed against contract owner accounts through reductions in the unit values. The recognition of investment income by the variable sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the variable sub-account invests.

         ** These amounts represent the annualized contract expenses of the separate account, consisting exclusively of mortality and expense risk charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issuance fees, premium loads and transaction fees, made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

         *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. These ratios also do not reflect charges for cost of insurance, administrative or transaction fees; inclusion of these charges in the calculation would result in a reduction in the total return presented.

                                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                                         CAPITAL APPRECIATION PORTFOLIO
                              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                                              FINANCIAL HIGHLIGHTS

                                                                              2003            2002          2001
                                                                              ----            ----          ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                  $7.46           $9.50        $13.27
                                                                           ---------------------------------------

Income from investment operations:
  Net investment income (loss)                                                (0.04)          (0.04)        (0.05)
  Net realized and unrealized gain (loss) on investment transactions           1.52           (2.00)        (3.72)
                                                                           ---------------------------------------

Total from investment operations                                               1.48           (2.04)        (3.77)
                                                                           ---------------------------------------

Accumulation unit value, end of period                                        $8.94           $7.46         $9.50
                                                                           =======================================

Total Return***:                                                             19.84%         -21.47%       -28.41%

Supplemental Data:
Net assets, end of period (000)                                              $1,259            $932          $969
Ratio to average net assets:
  Expenses**                                                                  0.45%           0.45%         0.45%
  Net investment income*                                                      0.00%           0.00%         0.00%




                                         CIGNA VARIABLE PRODUCTS GROUP
                                        TIMESSQUARE VP MONEY MARKET FUND
                              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                                              FINANCIAL HIGHLIGHTS

                                                                              2003            2002          2001
                                                                              ----            ----          ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                 $11.07          $10.97        $10.62
                                                                           ---------------------------------------

Income from investment operations:
  Net investment income (loss)                                                 0.04            0.10          0.33
  Net realized and unrealized gain (loss) on investment transactions           0.00            0.00          0.02
                                                                           ---------------------------------------

Total from investment operations                                               0.04            0.10          0.35
                                                                           ---------------------------------------

Accumulation unit value, end of period                                       $11.11          $11.07        $10.97
                                                                           =======================================

Total Return***:                                                              0.36%           0.91%         3.30%

Supplemental Data:
Net assets, end of period (000)                                                $459            $425          $315
Ratio to average net assets:
  Expenses**                                                                  0.45%           0.45%         0.45%
  Net investment income*                                                      0.76%           1.40%         3.53%

                                     51


                                         CIGNA VARIABLE PRODUCTS GROUP
                                       TIMESSQUARE VP S&P 500 INDEX FUND
                              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                                              FINANCIAL HIGHLIGHTS

                                                                              2003            2002          2001
                                                                              ----            ----          ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                  $6.41           $8.31         $9.51
                                                                           ---------------------------------------

Income from investment operations:
  Net investment income (loss)                                                 0.12            0.08          0.08
  Net realized and unrealized gain (loss) on investment transactions           1.66           (1.98)        (1.28)
                                                                           ---------------------------------------

Total from investment operations                                               1.78           (1.90)        (1.20)
                                                                           ---------------------------------------

Accumulation unit value, end of period                                        $8.19           $6.41         $8.31
                                                                           =======================================

Total Return***:                                                             27.77%         -22.86%       -12.62%

Supplemental Data:
Net assets, end of period (000)                                              $5,053          $3,953        $4,404
Ratio to average net assets:
  Expenses**                                                                  0.45%           0.45%         0.45%
  Net investment income*                                                      2.09%           1.57%         1.40%



                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                            EQUITY-INCOME PORTFOLIO
                              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                                              FINANCIAL HIGHLIGHTS

                                                                              2003            2002          2001
                                                                              ----            ----          ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                  $8.33          $10.07        $10.65
                                                                           ---------------------------------------

Income from investment operations:
  Net investment income (loss)                                                 0.12            0.11          0.10
  Net realized and unrealized gain (loss) on investment transactions           2.36           (1.85)        (0.68)
                                                                           ---------------------------------------

Total from investment operations                                               2.48           (1.74)        (0.58)
                                                                           ---------------------------------------

Accumulation unit value, end of period                                       $10.81           $8.33        $10.07
                                                                           =======================================

Total Return***:                                                             29.77%         -17.28%        -5.45%

Supplemental Data:
Net assets, end of period (000)                                              $2,980          $2,414        $2,491
Ratio to average net assets:
  Expenses**                                                                  0.45%           0.45%         0.45%
  Net investment income*                                                      1.81%           1.63%         1.48%

                                     52


                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                               OVERSEAS PORTFOLIO
                              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                                              FINANCIAL HIGHLIGHTS

                                                                              2003            2002          2001
                                                                              ----            ----          ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                  $5.75           $7.24         $9.23
                                                                           ---------------------------------------

Income from investment operations:
  Net investment income (loss)                                                 0.02            0.02          0.34
  Net realized and unrealized gain (loss) on investment transactions           2.43           (1.51)        (2.33)
                                                                           ---------------------------------------

Total from investment operations                                               2.45           (1.49)        (1.99)
                                                                           ---------------------------------------

Accumulation unit value, end of period                                        $8.20           $5.75         $7.24
                                                                           =======================================

Total Return***:                                                             42.61%         -20.58%       -21.56%

Supplemental Data:
Net assets, end of period (000)                                              $1,085            $761          $760
Ratio to average net assets:
  Expenses**                                                                  0.45%           0.45%         0.45%
  Net investment income*                                                      0.79%           0.73%         4.68%




                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                                    ASSET MANAGER PORTFOLIO (1)
                          FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
                                  PRO FORMA FINANCIAL HIGHLIGHTS

                                                                              2003            2002
                                                                              ----            ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                  $8.61           $9.44
                                                                           --------------------------

Income from investment operations:
  Net investment income (loss)                                                 0.32            0.30
  Net realized and unrealized gain (loss) on investment transactions           1.18           (1.13)
                                                                           --------------------------

Total from investment operations                                               1.50           (0.83)
                                                                           --------------------------

Accumulation unit value, end of period                                       $10.11           $8.61
                                                                           ==========================

Total Return***:                                                             17.42%          -8.79%

Supplemental Data:
Net assets, end of period (000)                                              $2,013             N/A
Ratio to average net assets:
  Expenses**                                                                  0.45%           0.45%
  Net investment income*                                                      3.89%             N/A

(1) See Note 9 in the Notes to the Financial Statements.

                                     53


                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                            ASSET MANAGER PORTFOLIO (1)
                FOR THE SEVEN MONTH PERIOD ENDED DECEMBER 31, 2003
                               FINANCIAL HIGHLIGHTS

                                                                              2003
                                                                              ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                  $9.31
                                                                           ----------

Income from investment operations:
  Net investment income (loss)                                                (0.02)
  Net realized and unrealized gain (loss) on investment transactions           0.82
                                                                           ----------

Total from investment operations                                               0.80
                                                                           ----------

Accumulation unit value, end of period                                       $10.11
                                                                           ==========

Total Return***:                                                              8.59%

Supplemental Data:
Net assets, end of period (000)                                              $2,013
Ratio to average net assets:
  Expenses**                                                                  0.25%
  Net investment income*                                                      0.00%

(1) See Note 9 in the Notes to the Financial Statements.


                                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                                       ASSET MANAGER GROWTH PORTFOLIO (1)
                                  FOR THE FIVE MONTH PERIOD ENDED MAY 31, 2003
                                   AND YEARS ENDED DECEMBER 31, 2002 AND 2001
                                              FINANCIAL HIGHLIGHTS

                                                                              2003            2002          2001
                                                                              ----            ----          ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                  $7.12           $8.46         $9.18
                                                                            ---------------------------------------

Income from investment operations:
  Net investment income (loss)                                                 0.24            0.18          0.17
  Net realized and unrealized gain (loss) on investment transactions           0.47           (1.52)        (0.89)
                                                                            ---------------------------------------

Total from investment operations                                               0.71           (1.34)        (0.72)
                                                                            ---------------------------------------

Accumulation unit value, end of period                                        $7.83           $7.12         $8.46
                                                                            =======================================

Total Return***:                                                              9.97%         -15.84%        -7.84%

Supplemental Data:
Net assets, end of period (000)                                                  $0          $1,531        $1,605
Ratio to average net assets:
  Expenses**                                                                  0.20%           0.45%         0.45%
  Net investment income*                                                      3.59%           2.76%         2.50%

(1) See Note 9 in the Notes to the Financial Statements.


                                     54


                                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                                        INVESTMENT GRADE BOND PORTFOLIO
                              FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                                              FINANCIAL HIGHLIGHTS

                                                                              2003            2002          2001
                                                                              ----            ----          ----
PER UNIT OPERATING PERFORMANCE
(For a unit of capital stock outstanding throughout the period):

Accumulation unit value, beginning of period                                 $12.98          $11.81        $10.94
                                                                            ---------------------------------------

Income from investment operations:
  Net investment income (loss)                                                 0.49            0.39          0.49
  Net realized and unrealized gain (loss) on investment transactions           0.12            0.78          0.38
                                                                            ---------------------------------------

Total from investment operations                                               0.61            1.17          0.87
                                                                            ---------------------------------------

Accumulation unit value, end of period                                       $13.59          $12.98        $11.81
                                                                            =======================================

Total Return***:                                                              4.70%           9.91%         7.95%

Supplemental Data:
Net assets, end of period (000)                                              $1,489          $1,552        $1,291
Ratio to average net assets:
  Expenses**                                                                  0.45%           0.45%         0.45%
  Net investment income*                                                      4.14%           3.64%         4.68%

                         PART C: OTHER INFORMATION

ITEM 26.    EXHIBITS

(a) Incorporated by reference to Exhibit 1 A (1) to Registration Statement on Form S-6 (File Number 33-60967) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.)

(b) Not applicable.

* (c) Distribution Agreement between Connecticut General Life Insurance Company and Prudential Retirement Brokerage Services, Inc.

(d) Incorporated by reference to Exhibit 1(A)(5) to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File Number 33-60967) filed April 25, 1997 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(e) Incorporated by reference to Exhibit 1(A)(10) to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File Number 33-60967) filed April 25, 1997 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(f) Incorporated by reference to Exhibits 6(a) and 6(b) to Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (File Number 33-83020) filed June 22, 1995 by CG Variable Annuity Separate Account II as Registrant and Connecticut General Life Insurance Company as Depositor.

(g) Not applicable.

(h) Incorporated by reference to Exhibit 8 to Registration Statement on Form S-6 (File Number 33-60967) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

(i) Not applicable.

(j) Not applicable.

*(k) Opinion and consent of counsel regarding the legality of the securities being offered.

(l) Not applicable.

(m) Not applicable.

(n) (1) Power of attorney of David M. Cordani, Director and Senior Vice President (Chief Financial Officer), incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

    (2) Power of attorney of Scott A. Storrer, Director and Senior Vice President, incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-6 (File Number 33-60967) filed March 3, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

    (3) Power of attorney of Richard H. Forde, Director and Principal Executive Officer, incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File Number 33-60967) filed April 30, 2001 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

    (4) Power of attorney of Jean H. Walker, Director and Senior Vice President, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form S-6 (File Number 33-60967) filed April 28, 2000 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

    (5) Power of attorney of Harold W. Albert, Director, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6 (File Number 33-60967) filed May 23, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

    (6) Power of attorney of W. Allen Schaffer, M.D., Director, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6 (File Number 33-60967) filed May 23, 2003 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor.

    *(7) Power of attorney of John R. Perlstein, Director, Senior Vice President and Chief Counsel.

    *(8) Power of attorney of James Yablecki, Assistant Vice President and Principal Financial Officer.

    *(9) Power of attorney of Franklin C. Barlow, Assistant Vice President and Principal Accounting Officer.

    *(10) Consent of independent accountants PricewaterhouseCoopers LLP.

    *(11) Consent of counsel Morgan, Lewis & Bockius LLP.

(o) Not applicable.

(p) Not applicable.

(q) Not applicable.

ITEM 27.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following list of directors and officers of Connecticut General Life Insurance Company ("Connecticut General") includes a brief statement of the principal business experience during the last five years of each director. Correspondence with any director or officer may be addressed to Hartford, CT 06152 and will be delivered to the office of Connecticut General at 900 Cottage Grove Road, Bloomfield, CT 06002.

Harold W. Albert, Director

      Chief Counsel, CIGNA Investment Management, CIGNA companies; Director, Life Insurance Company of North America. Previously, Director, CIGNA Life Insurance Company.

David M. Cordani, Director, Senior Vice President and Chief Financial Officer

      Senior Vice President and Chief Financial Officer, CIGNA HealthCare, CIGNA companies; Director, Connecticut General Corporation; Director, Senior Vice President and Chief Financial Officer, CIGNA Health Corporation. Previously, Healthplan Financial Officer, CIGNA HealthCare, CIGNA companies; Geographical Market Leader, CIGNA HealthCare, CIGNA companies; Vice President, CIGNA companies.


Richard H. Forde, Director and Senior Vice President (Principal Executive
Officer)

      Senior Managing Director, CIGNA Retirement & Investment Services, CIGNA companies; Vice President and Director, Life Insurance Company of North America. Previously, Director, CIGNA Life Insurance Company.

John R. Perlstein, Director, Senior Vice President and Chief Counsel

      Chief Counsel, CIGNA HealthCare, CIGNA companies; Senior Vice President and Chief Counsel, Connecticut General Corporation; Senior Vice President and Chief Counsel, CIGNA

      Health Corporation. Previously, Assistant General Counsel, CIGNA companies; Senior Vice President and Chief Counsel, CIGNA Life Insurance Company.

W. Allen Schaffer, M.D., Director and Senior Vice President

      Senior Vice President and Chief Medical Officer, CIGNA HealthCare, CIGNA companies; President, CIGNA Health Corporation.

Scott A. Storrer, Director and Senior Vice President

      Senior Vice President, CIGNA HealthCare, CIGNA companies. Previously, Director and Senior Vice President, Life Insurance Company of North America; Vice President, Liberty Mutual.

Jean H. Walker, Director

      Senior Vice President and Chief Financial Officer, CIGNA Retirement & Investment Services, CIGNA companies; Director, Life Insurance Company of North America. Previously, Chief Financial Officer, CIGNA Group Insurance, CIGNA companies; Director, CIGNA Life Insurance Company.

Franklin C. Barlow, Assistant Vice President (Principal Accounting Officer)

      Assistant Vice President, Consolidation and Reporting, CIGNA companies; Director, CIGNA Global Holdings, Inc.

James Yablecki, Assistant Vice President and Actuary (Principal Financial
Officer)

      Assistant Vice President and Actuary, Corporate Finance, CIGNA companies; Director and President, Connecticut General Corporation. Previously, Director, President, Senior Vice President and Actuary, CIGNA Life Insurance Company.

Susan L. Cooper--Corporate Secretary

Bach Mai T. Thai--Vice President and Treasurer

Eugene T. Diebold--Secretary

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

Incorporated herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA Corporation February 27, 2004

ITEM 29.     INDEMNIFICATION

RULE 484 UNDERTAKING

      The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

      Connecticut Law: Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.") Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is:
(i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or (iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary of an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

      According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorney's fees, actually incurred by him in connection with the proceeding, or any appeal therein,

      IF AND ONLY IF he acted (i) in good faith and (ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

      For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust.

      Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

      In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S.
Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

      Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

      C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

      Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon.

      The directors and officers may also be covered by an errors and omissions or other insurance policies. The Bylaws of CIGNA Corporation provide that any person who at any time serves as a director or officer of the Company or any majority owned ultimate subsidiary of CIGNA Corporation shall be indemnified or reimbursed against and for any and all claims for which they become subject by reason of such service.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to a Transitional Distribution Services Agreement dated April 1, 2004, Connecticut General Life Insurance Company has agreed to reimburse Prudential Retirement Brokerage Services, Inc. ("PRBS") for certain costs incurred by PRBS as underwriter for the Registrant.

ITEM 30.     PRINCIPAL UNDERWRITERS

The Policies will be distributed by our principal underwriter, Prudential Retirement Brokerage Services, Inc. ("PRBS"), formerly known as CIGNA Financial Services, Inc., 900 Cottage Grove Road, Hartford, CT 06152. Prudential Retirement Brokerage Services, Inc. is a Delaware corporation organized in 1995. It is the principal underwriter for our other registered Separate Accounts.

The following are the directors and officers of PRBS. The address of each is 280 Trumbull Street, Hartford, CT 06103.

     John L. Bronson              Secretary
     Gary Raymond Crawford, Jr.   Chief Financial Officer, Assistant
                                  Treasurer, Senior Registered Options Principal
     Joyce Budd Erickson          Compliance Registered options Principal

     Linda Walker                 Compliance Officer
     John Yong Kim                President, Director
     Victor Edward Saliterman     Director
     Edward C. Chaplin            Treasurer
     Scott G. Sleyster            Director
     Robert F. Gunia              Director
     Michael F. Zarelli           Director

ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

Connecticut General Life Insurance Company, 1601 Chestnut Street
Philadelphia, PA 19192, attn. GVUL Product Manager.

ITEM 32.     MANAGEMENT SERVICES

             Not Applicable.


ITEM 33.     FEE REPRESENTATION

REPRESENTATIONS UNDER SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

Connecticut General Life Insurance Company represents that the fees and charges under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Connecticut General Life Insurance Company.


                                 SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A, HAS DULY CAUSED THIS AMENDMENT TO A REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF PHILADELPHIA AND COMMONWEALTH OF PENNSYLVANIA, ON THE 23RD DAY OF APRIL, 2004. REGISTRANT CERTIFIES THAT THIS AMENDMENT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933.


                                CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (Registrant)

                                CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                  (Depositor)

                                By:  /s/  MICHAEL A. JAMES
                                   ------------------------------------------
                                   MICHAEL A. JAMES

Attest:  /s/ WALTER E. HEINDL
         --------------------
             Walter E. Heindl

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO A REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            NAME                                          TITLE                             DATE
            ----                                          -----                             ----
  /s/  Richard H. Forde                   Director and Senior Vice President              April 29,
-----------------------------------          Principal Executive Officer                    2004
       RICHARD H. FORDE




  /s/  DAVID M. CORDANI*                  Director and Senior Vice President (Chief       April 29,
-----------------------------------          Financial Officer)                             2004
       DAVID M. CORDANI


  /s/  James Yablecki*                    Assistant Vice President (Principal             April 29,
-----------------------------------          Financial Officer)                             2004
       JAMES YABLECKI


  /s/  Franklin C. Barlow*                Assistant Vice President and Principal          April 29,
-----------------------------------          Accounting Officer                             2004
       FRANKLIN C. BARLOW


  /s/  W. ALLEN SCHAFFER, M.D.*           Director and Senior Vice President              April 29,
-----------------------------------                                                         2004
       W. ALLEN SCHAFFER, M.D.


  /s/  John R. Perlstein*                 Director, Senior Vice President and Chief       April 29,
-----------------------------------          Counsel                                        2004
       JOHN R. PERLSTEIN


  /s/  HAROLD W. ALBERT*                  Director                                        April 29,
-----------------------------------                                                         2004
       HAROLD W. ALBERT


  /s/  JEAN H. WALKER*                    Director                                        April 29,
-----------------------------------                                                         2004
       JEAN H. WALKER


  /s/  SCOTT A. STORRER*                  Director and Senior Vice President               April 29,
-----------------------------------                                                          2004
       SCOTT A. STORRER



*By:   /s/  WALTER E. HEINDL
     ------------------------------
            WALTER E. HEINDL
            ATTORNEY IN FACT


                                EXHIBIT INDEX

Exhibit C          Distribution Agreement between Connecticut General Life
                   Insurance Company and Prudential Retirement Brokerage
                   Services, Inc.

Exhibit K          Opinion and Consent of Legal Counsel

Exhibit (N)(7)     Power of Attorney of John R. Perlstein

Exhibit (N)(8)     Power of Attorney of James Yablecki

Exhibit (N)(9)     Power of Attorney of Franklin C. Barlow

Exhibit (N)(10)    Consent of Independent Accountants

Exhibit (N)(11)    Consent of Counsel